Execution Copy




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                      NORWEST ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT


                           Dated as of March 27, 1997

                                 $225,041,300.94

                       Mortgage Pass-Through Certificates
                                  Series 1997-4


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

          This  Pooling  and  Servicing  Agreement,  dated as of March 27,  1997 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Trustee.


                                WITNESSETH THAT:

          In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

          Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

          Accretion Termination Date: The earlier of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balance of the Class A-2 Certificates has been reduced to zero or (ii) the Cross-Over Date.

          Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

          Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

          Adjusted Principal Balance: As to any Distribution Date and the Class M Certificates or any Class B Subclass, the greater of (A) zero and (B) (i) the principal balance of such Class or Subclass with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less, with respect to the Class M Certificates, the Class B Principal Balance or, with respect to any Class B Subclass, the Class B Subclass Principal Balances for any Class B Subclasses with higher numerical designations.

          Adjustment  Amount:  For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount and Class B-5 Optimal Principal Amount.

          Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

          Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

          Aggregate   Current  Special  Hazard  Losses:   With  respect  to  any
Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

          Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

          Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

          Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

          Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

          Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

          Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

          Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

          Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $100,000.00 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-8 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

          Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

          Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates or Class A-11 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

          Certificate: Any one of the Class A Certificates, Class M Certificates or Class B Certificates.

          Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

          Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

          Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

          Class: All certificates whose form is identical except for (i) variations in the Percentage Interest evidenced thereby and (ii) in the case of the Class A Certificates and Class B Certificates, variations in Subclass designation and other Subclass characteristics.

          Class A Certificate: Any one of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5
Certificates,   Class  A-6  Certificates,  Class  A-7  Certificates,  Class  A-8
Certificates,   Class  A-9  Certificate,  Class  A-10  Certificate,  Class  A-11
Certificates, Class A-12 Certificates, Class A-PO Certificates, Class A-WIO Certificates, Class A-R Certificate or Class A-LR Certificate.

          Class A Certificateholder: The registered holder of a Class A Certificate.

          Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Subclasses of Class A Certificates and Financial Security pursuant to Paragraphs first, second, third and fourth of
Section 4.01(a)(i) on such Distribution Date.

          Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

          Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date.

          Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Class A Subclass Principal Balances of the Class A Certificates (other than the Class A-3 and Class A-PO Certificates) and (ii) the lesser of the Class A Subclass Principal Balance of the Class A-3 Certificates and the Original Class A Subclass Principal Balance of the Class A-3 Certificates.

          Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Premium Payment, (iii) the sum of the Class A Subclass Unpaid Interest Shortfalls for each Class A Subclass, (iv) the Premium Unpaid Shortfalls and (v) the Class A Non-PO Optimal Principal Amount.

          Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

          (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

          Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Subclasses pursuant to Paragraph third clause (A) of Section 4.01(a)(i).

          Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Class A Subclass Principal Balance of the Class A-PO Certificates.

          Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Class A-3 Accrual Distribution Amount, if any, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

          Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

          Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in March 2002, 100%. As to any Distribution Date subsequent to March 2002 to and including the Distribution Date in March 2003, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to March 2003 to and including the Distribution Date in March 2004, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to March 2004 to and including the Distribution Date in March 2005, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to March 2005 to and including the Distribution Date in March 2006, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to March 2006, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of (a) Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the March preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class M Principal Balance and the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including April 2002 and March 2003, (2) 35% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including April 2003 and March 2004, (3) 40% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including April 2004 and March 2005, (4) 45% of the Original Subordinated
Principal Balance if such Distribution Date occurs between and including April 2005 and March 2006, and (5) 50% of the Original Subordinated Principal Balance if such Distribution Date occurs during or after April 2006. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

          Class A Principal Balance: As of any date, an amount equal to the sum of the Class A Subclass Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificate, Class A-11 Certificates, Class A-12
Certificates, Class A-PO Certificates, Class A-R Certificate and Class A-LR Certificate.

          Class A Subclass: Any of the Subclasses of Class A Certificates consisting of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6
Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificate, Class A-10 Certificate, Class A-11 Certificates, Class A-12 Certificates, Class A-PO Certificates, Class A-WIO Certificates, Class A-R Certificate and Class A-LR Certificate.

          Class A Subclass Distribution Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-3 Certificates), the amount distributable to such Class A Subclass pursuant to Paragraphs first, second, third and fourth of Section 4.01(a)(i). As to the Class A-3 Certificates, (a) as to any Distribution Date prior to the Accretion Termination Date, the amount distributable to the Class A-3 Certificates pursuant to Paragraph third clause
(A) of Section 4.01(a)(i) and any amounts distributable pursuant to the provisos in Paragraphs first and second of Section 4.01 (a)(i) and (b) as to any Distribution Date on or after the Accretion Termination Date, the amount distributable to the Class A-3 Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i).

          Class A Subclass Interest Accrual Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-9, Class A-10, Class A-WIO and Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Subclass Pass-Through Rate for such Class A Subclass and (b) the Class A Subclass
Principal Balance of such Class A Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of such Class A Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date,
(y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and the Premium Payment with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and the Premium Payment on or after the Cross-Over Date pursuant to Section 4.02(e). As to any Distribution Date and the Class A-10 Certificates, the Class A-10 Interest Accrual Amount. As to any Distribution Date and the Class A-WIO Certificates, the Class A-WIO Interest Accrual Amount. The Class A-9 Certificate and Class A-PO Certificates have no Class A Subclass Interest Accrual Amount.

          Class A Subclass Interest Percentage: As to any Distribution Date and any Class A Subclass (other than the Class A-9 and Class A-PO Certificates), the percentage calculated by dividing the Class A Subclass Interest Accrual Amount of such Class A Subclass (determined without regard to clause (ii) of the definition thereof) by the sum of (a) the Class A Interest Accrual Amount
(determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount) and (b) the Premium Payment (determined without regard to clause (ii) of the definition of Premium Payment).

          Class A Subclass Interest Shortfall Amount: As to any Distribution Date and any Subclass of Class A Certificates (other than the Class A-9 and Class A-PO Certificates), any amount by which the Class A Subclass Interest Accrual Amount of such Class A Subclass with respect to such Distribution Date exceeds the amount distributed in respect of such Class A Subclass on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i) (including in the case of the Class A-3 Certificates prior to the Accretion Termination Date, the amount included in the Class A-3 Accrual Distribution Amount pursuant to clause (i) of the definition thereof).

          Class A Subclass Loss Percentage: As to any Determination Date and any Subclass of Class A Certificates (other than the Class A-3, Class A-10, Class A-WIO and Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Class A Subclass Principal Balance of such Subclass by the Class A Loss Denominator (determined without regard to any such Class A Subclass Principal Balance of any Class A Subclass not then outstanding), in each case determined as of the preceding Determination Date. As to the Class A-3 Certificates and any Determination Date, the Class A-3 Loss Percentage.

          Class A Subclass Pass-Through Rate: As to each Class A Subclass, other than the Class A-1, Class A-9, Class A-10, Class A-PO and Class A-WIO
Certificates,  the  Class  A  Fixed  Pass-Through  Rate.  As to  the  Class  A-1
Certificates, 7.25% per annum. As to the Class A-10 Certificate, 0.25% per annum. As to the Class A-WIO Certificate, the Class A-WIO Pass-Through Rate. The Class A-9 Certificate and Class A-PO Certificates are not entitled to interest and have no Class A Subclass Pass-Through Rate.

          Class A Subclass Principal Balance: As of the first Determination Date and as to any Class A Subclass (other than the Class A-10 and Class A-WIO Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class A Subclass (other than the Class A-10, Class A-PO and Class A-WIO Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass (increased in the case of the Class A-3 Certificates by the Class A-3 Principal Accretion Amount with respect to prior Distribution Dates) less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates (A) pursuant to Paragraph third clause
(A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-3 Accrual Distribution Amounts for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Class A Subclass pursuant to Section 4.02(b). After the Cross-Over Date, each such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date; provided, however, that the amount of any such reduction for the Class A-11 Certificates will be reduced by Class A-12
Loss Allocation Amount. After the Cross-Over Date, the Class A Subclass Principal Balance for the Class A-12 Certificates will additionally be reduced by the Class A-12 Loss Allocation Amount. The Class A-10 and Class A-WIO Certificates will not have Class A Subclass Principal Balances.

          As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Cross-Over Date, such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Class A Subclass Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

          Class A Subclass Unpaid Interest Shortfall: As to any Distribution Date and Class A Subclass, the amount, if any, by which the aggregate of the Class A Subclass Interest Shortfall Amounts for such Class A Subclass for prior Distribution Dates is in excess of the amounts distributed in respect of such Class A Subclass (or, in the case of the Class A-3 Certificates prior to the Accretion Termination Date, the amount included in the Class A-3 Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

          Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Subclass Unpaid Interest Shortfalls for all the Class A Subclasses.

          Class A Voting Interest: The sum of (A) the product of (i) the then applicable Class A Percentage and (ii) the Non-PO Voting Interest and (B) the Pool Balance (PO Portion) divided by the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

          Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit D hereto.

          Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

          Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit D hereto.

          Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

          Class A-3 Accrual Distribution Amount: As to any Distribution Date prior to the Accretion Termination Date, an amount equal to the sum of (i) the Class A Subclass Interest Percentage of the Class A-3 Certificates of the Current Class A Interest Distribution Amount and (ii) the Class A Subclass Interest Shortfall Percentage of the Class A-3 Certificates of the amount distributed in respect of the Class A Subclasses pursuant to Paragraph second of
Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date on or after the Accretion Termination Date, zero.

          Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit D hereto.

          Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

          Class  A-3  Loss  Percentage:   As  to  any  Determination  Date,  the
percentage  calculated  by  dividing  (i) the  lesser  of the  Class A  Subclass
Principal Balance of the Class A-3 Certificates and the Original Class A Subclass Principal Balance of the Class A-3 Certificates by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance not then outstanding) determined as of the preceding Determination Date.

          Class A-3 Principal Accretion Amount: As to any Distribution Date prior to the Accretion Termination Date, an amount equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Class A-3 Accrual Distribution Amount with respect to such Distribution Date. As to any Distribution Date on or after the Accretion Termination Date, zero.

          Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit D hereto.

          Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

          Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit D hereto.

          Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

          Class A-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit D hereto.

          Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

          Class A-7 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit D hereto.

          Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

          Class A-8 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit D hereto.

          Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

          Class A-8 Distribution Deficiency: With respect to the Class A-8 Certificates on each Distribution Date, the sum of (i) the Class A-8 Interest Loss Amount for such Distribution Date and (ii) the Class A-8 Principal Loss Amount for such Distribution Date.

          Class A-8 Interest Loss Amount: As to any Distribution Date, the excess, if any, of (i) the Class A Subclass Interest Accrual Amount of the Class A-8 Certificates (determined without regard to clause (ii) of the definition thereof), net of any Non-Supported Interest Shortfalls allocated to the Class A-8 Certificates that are covered by the Reserve Fund over (ii) the amount available to be distributed in respect of the Class A-8 Certificates on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i).

          Class A-8 Principal Loss Amount: As to any Distribution Date, the sum of, without duplication, (i) the Class A Subclass Loss Percentage of the Class A-8 Certificates of the principal portion of Realized Losses allocated to the Class A Certificates (other than the Class A-PO Certificates) with respect to such Distribution Date pursuant to Section 4.02(b) and (ii) any amount allocated to the Class A-8 Certificates after the Cross-Over Date with respect to such Distribution Date pursuant to the third sentence in the definition of Class A Subclass Principal Balance.

          Class A-9 Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit D hereto.

          Class A-9 Certificateholder: The registered holder of the Class A-9 Certificate.

          Class A-10 Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit D hereto.

          Class A-10 Certificateholder: The registered holder of the Class A-10 Certificate.

          Class A-10 Interest Accrual Amount: As to any Distribution Date, (i) the product of (A) 1/12th of the Class A Subclass Pass-Through Rate for the Class A-10 Certificate and (B) the Class A-10 Notional Amount as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-10 Certificate of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates and the Premium Payment with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and the Premium Payment with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and the Premium Payment on or after the Cross-Over Date pursuant to Section 4.02(e).

          Class A-10 Notional Amount: As to any Distribution Date, an amount equal to the Class A Subclass Principal Balance of the Class A-1 Certificates.

          Class A-11 and Class A-12 Percentage: The sum of the Class A Subclass Principal Balances of the Class A-11 and A-12 Certificates divided by the Pool Balance (Non-PO Portion).

          Class A-11 and Class A-12 Prepayment Shift Percentage: For any Distribution Date will be the percentage indicated below:

Distribution Date Occurring In                        Class A-11 and Class A-12
                                                     Prepayment Shift Percentage

April 1997 through March 2002..................                   0%
April 2002 through March 2003..................                  30%
April 2003 through March 2004..................                  40%
April 2004 through March 2005..................                  60%
April 2005 through March 2006..................                  80%
April 2006 and thereafter......................                 100%

          Class A-11 and Class A-12 Priority Amount: For any Distribution Date, the lesser of (i) the sum of the Class A Subclass Principal Balances of the Class A-11 and Class A-12 Certificates and (ii) the sum of (A) the product of
(1) the Class A-11 and Class A-12 Percentage, (2) the Class A-11 and Class A-12 Shift Percentage and (3) the Scheduled Principal Amount and (B) the product of
(1) the Class A-11 and Class A-12 Percentage, (2) the Class A-11 and Class A-12 Prepayment Shift Percentage, and (3) the Unscheduled Principal Amount.

          Class A-11 and Class A-12 Shift Percentage: For any Distribution Date will be the percentage indicated below:

Distribution Date Occurring In                         Class A-11 and Class A-12
                                                           Shift Percentage

April 1997 through March 2002..................                    0%
April 2002 and thereafter......................                  100%

          Class A-11 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit D hereto.

          Class A-11 Certificateholder: The registered holder of a Class A-11 Certificate.

          Class A-11 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, by which the Class A Subclass Principal Balance of the Class A-11 Certificates would be reduced as a result of the application of the third sentence of the definition of Class A Subclass Principal Balance without regard to the proviso set forth in such sentence.

          Class A-12 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-12 and Exhibit D hereto.

          Class A-12 Certificateholder: The registered holder of a Class A-12 Certificate.

          Class A-12 Loss Allocation Amount: With respect to any Determination Date after the Cross-Over Date the lesser of (a) the Class A Subclass Principal Balance of the Class A-12 Certificates with respect to such Determination Date prior to any reduction for the Class A-12 Loss Allocation Amount and (b) the Class A-11 Loss Amount.

          Class AIO-L Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class A-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class A-L8 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class A-L9 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class A-LR Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit D hereto.

          Class A-LR Certificateholder: The registered holder of the Class A-LR Certificate.

          Class A-LUR Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit D hereto.

          Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

          Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a)(i) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

          Class A-PO Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) on such Distribution Date.

          Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of
(x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of

          (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section
     2.02 or 2.03;

          (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

          Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit D hereto.

          Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

          Class A-WIO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-WIO and Exhibit D hereto.

          Class A-WIO Certificateholder: The registered holder of a Class A-WIO Certificate.

          Class A-WIO Interest Accrual Amount: As to any Distribution Date, (i) the product of (a) 1/12th of the Class A-WIO Pass-Through Rate and (b) the Class A-WIO Notional Amount as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-WIO Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates and the Premium Payment with respect to such Distribution Date,
(y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and the Premium Payment with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and the Premium Payment on or after the Cross-Over Date pursuant to Section 4.02(e).

          Class A-WIO Notional Amount: As to any Distribution Date, the aggregate Scheduled Principal Balance of the Premium Mortgage Loans as of such Distribution Date.

          Class A-WIO Pass-Through Rate: As to any Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans minus 7.50%

          Class AP-L Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

          Class B Certificateholder: The registered holder of a Class B Certificate.

          Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Class B Subclass Interest Accrual Amounts with respect to such Distribution Date.

          Class B Pass-Through Rate: As to any Distribution Date, 7.50% per annum.

          Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance and Class B-5 Principal Balance.

          Class B Subclass: Any of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

          Class B Subclass Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Distribution Amounts.

          Class B Subclass Interest Accrual Amount: As to any Distribution Date and any Class B Subclass, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Class B Subclass Principal Balance of such Class B Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class B Subclass Interest Percentage of such Class B Subclass of
(x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

          Class B Subclass Interest Percentage: As to any Distribution Date and any Class B Subclass, the percentage calculated by dividing the Class B Subclass Interest Accrual Amount of such Class B Subclass (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class B Subclass Interest Accrual Amount).

          Class B Subclass Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3
Interest Shortfall Amount, Class B-4 Interest Shortfall Amount or Class B-5 Interest Shortfall Amount.

          Class B Subclass Loss Percentage: As to any Determination Date and any Class B Subclass then outstanding, the percentage calculated by dividing the Class B Subclass Principal Balance of such Class B Subclass by the Class B Principal Balance (determined without regard to any Class B Subclass Principal Balance of any Class B Subclass not then outstanding), in each case determined as of the preceding Determination Date.

          Class B Subclass Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage or Class B-5 Percentage.

          Class  B  Subclass  Prepayment  Percentage:   Any  of  the  Class  B-1
Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage or Class B-5 Prepayment Percentage.

          Class B Subclass Principal Balance: Any of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

          Class B Subclass Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall or Class B-5 Unpaid Interest Shortfall.

          Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit D hereto.

          Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

          Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

          Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

          Class B-1 Optimal Principal Amount: As to any Distribution
Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

          Class B-1 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Percentage for such Distribution Date will be zero.

          Class B-1 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Prepayment Percentage for such Distribution Date will be zero.

          Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class M Principal Balance as of such Determination Date.

          Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

          Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit D hereto.

          Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

          Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

          Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

          Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

          Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

          Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

          Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

          Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

          Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit D hereto.

          Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

          Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a)(i).

          Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

          Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

          Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

          Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

          Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

          Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

          Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit D hereto.

          Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

          Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a)(i).

          Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a)(i).

          Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

          Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

          Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

          Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

          Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

          Class B-5 Certificate: Any of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit D hereto.

          Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

          Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs twentieth, twenty-first, and twenty-second of Section 4.01(a)(i).

          Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

          Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

          Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

          Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

          Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

          Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

          Class B-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class B-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class B-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class B-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class B-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

          Class M Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit C and Exhibit D hereto.

          Class M Certificateholder: The registered holder of a Class M Certificate.

          Class M Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class M Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

          Class M Interest Accrual Amount: As to any Distribution Date, an amount equal to (i) the product of 1/12th of the Class M Pass-Through Rate and the Class M Principal Balance as of the Determination Date preceding such Distribution Date minus (ii) (x) any Non-Supported Interest Shortfall allocated to the Class M Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

          Class M Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class M Interest Accrual Amount with respect to such Distribution Date exceeds the amount distributed in respect of the Class M Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

          Class M Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class M Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class M Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class M Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class M Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class M Optimal Principal Amount will equal the lesser of (A) the Class M Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class M Certificates.

          Class M Pass-Through Rate: As to any Distribution Date, 7.50% per annum.

          Class M Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.

          Class M Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section  4.01(d),  a fraction,  the  numerator of which is the Class M Principal
Balance  (determined as of the  Determination  Date preceding such  Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d)(i), one.

          Class M Principal Balance: As to the first Determination Date, the Original Class M Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class M Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class M Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a)(i) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class M Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

          Class M Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class M Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class M Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

          Class M-L Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii).

          Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

          Clearing Agency Indirect Participant: A broker, dealer, bank, financial institution or other Person that clears securities transactions through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

          Clearing  Agency  Participant:   A  broker,  dealer,  bank,  financial
institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

          Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.23.

          Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

          Compensating Interest: As to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

          Co-op   Shares:   Shares   issued  by   private   non-profit   housing
corporations.

          Corporate Trust Office: The principal office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office is located at 230 South Tryon Street, Charlotte, North Carolina 28288.

          Corresponding Upper-Tier Class : As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes, as follows:

Uncertificated Lower-Tier Interest          Corresponding Upper-Tier Class

     Class A-L1 Interest                    Class A-1 Certificates and
                                            Class A-10 Certificate

     Class A-L2 Interest                    Class A-2 Certificates,
                                            Class A-3 Certificates,
                                            Class A-4 Certificates,
                                            Class A-5 Certificates,
                                            Class A-6 Certificates,
                                            Class A-7 Certificates,
                                            Class A-11 Certificates and
                                            Class A-12 Certificates

     Class A-L8 Interest                    Class A-8 Certificates

     Class A-L9 Interest                    Class A-9 Certificate

     Class AP-L Interest                    Class A-PO Certificates

     Class AIO-L Interest                   Class A-WIO Certificates

     Class A-LUR Interest                   Class A-R Certificate

     Class M-L Interest                     Class M Certificates

     Class B-L1 Interest                    Class B-1 Certificates

     Class B-L2 Interest                    Class B-2 Certificates

     Class B-L3 Interest                    Class B-3 Certificates

     Class B-L4 Interest                    Class B-4 Certificates

     Class B-L5 Interest                    Class B-5 Certificates

          Cross-Over   Date:   The   Distribution   Date   preceding  the  first
Distribution Date on which the Class A Percentage (determined pursuant to clause
(ii) of the definition thereof) equals or exceeds 100%.

          Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

          (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

          (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

          Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Subclasses and the Premium Payment pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

          Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class B Certificates pursuant to Paragraphs eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

          Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

          Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

          Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

          Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Subclass Principal Balance of the Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

          Current Class M Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class M Fractional Interest.

          Current Class M Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class M Certificates pursuant to Paragraph fifth of Section 4.01(a)(i) on such Distribution Date.

          Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

          Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

          Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

          Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

          Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

          Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

          Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

          DCR: Duff & Phelps Credit Rating Co., or its successor in interest.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

          Deceased Holder: A Beneficial Owner of a Class A-8 Certificate who was living at the time such interest was acquired, whose death is deemed to have occurred pursuant to Section 4.07(b), and with respect to which the Trustee has received through the Clearing Agency evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Definitive Certificates: As defined in Section 5.01(b).

          Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-10 and A-WIO Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-10 Certificate, the Original Class A-10 Notional Amount. As to the Class A-WIO Certificates, the Percentage Interest specified on the face of each Certificate.

          Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

          Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.50%.

          Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

          Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

          Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either of the Upper-Tier REMIC or Lower-Tier REMIC.

          Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

          (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

          (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading)(or, in the case of the Class A-8 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency;

          (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-8 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency;

          (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-8 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency;

          (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

          (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

          (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-8 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency; and

          (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-8 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency.

          In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA Prohibited Holder: As defined in Section 5.02(d).

          Errors and Omissions Policy: As defined in each of the Servicing Agreements.

          Event of Default: Any of the events specified in Section 7.01.

          Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

          Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

          Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

          Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

          Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

          Exhibit F-3 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

          FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

          Fidelity Bond: As defined in each of the Servicing Agreements.

          Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

          Financial Security: Financial Security Assurance Inc., a New York monoline insurance company or any successor thereto.

          Financial Security Contact Person: The officer designated by the Master Servicer to provide information to Financial Security pursuant to Section 4.08(g). The initial Financial Security Contact Person is appointed in Section 11.29.

          Financial Security Default: The existence and continuance of any of the following:

               (a) Financial Security fails to make a payment required under a Policy in accordance with its terms;

               (b) Financial Security (A) files any petition or commences any case or proceeding under any provision or similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

               (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for Financial Security or for all or any material portion of its property or (2) authorizing the taking of possession by a custodian, trustee, agent or receiver of Financial Security (or the taking of possession of all or any material portion of the property of Financial Security).

          FNMA: The Federal National Mortgage Association or any successor thereto.

          Foreclosure Profits: As to any Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over
(ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

          Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

          Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $4,500,826.02 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

          Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

          Holder: See "Certificateholder."

          Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Individual Class A-8 Certificate: A Class A-8 Certificate which evidences $1,000 original principal balance.

          Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

          Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

          Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

          Lehman Brothers: Lehman Brothers Inc., or its successor in interest.

          Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

          Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

          Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

          Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

          Living Holder: Beneficial Owner of the Class A-8 Certificates other than a Deceased Holder.

          Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

          Lower-Tier Distribution Amount: As defined in Section 4.01(a)(ii).

          Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and the rights of the Trustee under the Reserve Fund and the Policy.

          Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

          Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

          Master Servicing Fee Rate: As set forth in Section 11.28.

          Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

          Monthly  Payment:  As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

          Month End Interest: As defined in each Servicing Agreement.

          Moody's:   Moody's  Investors  Service,  Inc.,  or  its  successor  in interest.

          Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

          Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

          Mortgage Loan Rider:  The standard  FNMA/FHLMC  riders to the Mortgage
Note  and/or  Mortgage  riders  required  when  the  Mortgaged   Property  is  a
condominium unit or a unit in a planned unit development.

          Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section 2.02 or
2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

           (i) the Mortgage Loan identifying number;

          (ii) the city, state and zip code of the Mortgaged Property;

         (iii) the type of property;

          (iv) the Mortgage Interest Rate;

           (v) the Net Mortgage Interest Rate;

          (vi) the Monthly Payment;

         (vii) the original number of months to maturity;

        (viii) the scheduled maturity date;

          (ix) the Cut-Off Date Principal Balance;

           (x) the Loan-to-Value Ratio at origination;

          (xi) whether such Mortgage Loan is a Subsidy Loan;

         (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

        (xiii) the Servicing Fee Rate;

         (xiv) whether such Mortgage Loan is a T.O.P. Mortgage Loan;

          (xv) the Master Servicing Fee; and

         (xvi) for Mortgage Loans identified on Exhibit F-3, the name of the Servicer with respect thereto.

          Such schedule may consist of multiple reports that collectively set forth all of the information required.

          Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

          Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

          Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares.

          Mortgagor: The obligor on a Mortgage Note.

          Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

          Net Liquidation Proceeds: As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

          Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.27 with respect to such Mortgage Loan and (b) the Master Servicing Fee Rate, as set forth in
Section 11.28 with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

          Net Partial Liquidation Proceeds: Partial Liquidation Proceeds with respect to a Mortgage Loan net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loan. For all purposes of this Agreement, Net
Partial Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

          Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

          Non-permitted Foreign Holder: As defined in Section 5.02(d).

          Non-PO Fraction:  With respect to any Mortgage Loan, the lesser of (i)
1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.50%.

          Non-PO Voting Interest: The ratio obtained by dividing the Pool Balance (Non-PO Portion) by the sum of the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

          Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer or the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master Servicer delivered to the Trustee, in each case detailing the reasons for such determination.

          Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance, (b) the Class M Certificates according to the percentage obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (c) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance.

          Non-U.S. Person: As defined in Section 4.01(g).

          Norwest  Mortgage:   Norwest  Mortgage,  Inc.,  or  its  successor  in
interest.

          Norwest Mortgage Correspondents: The entities listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

          Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 and Exhibit F-2 Mortgage Loans initially by Norwest Mortgage.

          Notice of Claim: The notice to be delivered by the Trustee to Financial Security with respect to any Distribution Date as to which there is a Class A-8 Distribution Deficiency, which shall be in the form attached to the Policy.

          Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant
Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

          Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

          Optimal Adjustment Event: With respect to the Class M Certificates or any Class B Subclass and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class or Subclass if: (i) the principal balance of such Class or Subclass on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such principal balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii) (a) any Class A Subclass Principal Balance would be subject to further reduction as a result of the third or fifth sentences of the definition of Class A Subclass Principal Balance or (b) with respect to any Class B Subclass, the Class M Principal Balance or the Class B Subclass Principal Balance of a Class B Subclass with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class M Principal Balance, Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

          Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

          Original Class A Non-PO Principal Balance: The sum of the Original Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-11, Class A-12, Class A-R and Class A-LR Certificates, as set forth in Section 11.06.

          Original Class A Subclass Principal Balance: Any of the Original Class A Subclass Principal Balances as set forth in Section 11.05.

          Original Class A-10 Notional Amount: The Original Class A-10 Notional Amount, as set forth in Section 11.07.

          Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3
Principal Balance, Original Class B-4 Principal Balance and Original Class B-5 Principal Balance, as set forth in Section 11.17.

          Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.19.

          Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in
Section 11.20.

          Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.21.

          Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.22.

          Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

          Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

          Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.14.

          Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

          Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.16.

          Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class M Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class M Fractional Interest is specified in Section 11.11.

          Original Class M Percentage: The Class M Percentage as of the Cut-Off Date, as set forth in Section 11.09.

          Original Class M Principal Balance: The Class M Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

          Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.08.

          Original Subordinated Principal Balance: The sum of the Original Class M Principal Balance and the Original Class B Principal Balance.

          Other Servicer: Any of the Servicers other than Norwest Mortgage.

          Other Servicing Agreements: The Servicing Agreements other than the Norwest Servicing Agreement.

          Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

          Owner Mortgage Loan File: A file maintained by the Trustee (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

          PAC Certificates: The Class A-1 Certificates.

          PAC Principal Amount: As defined in Section 4.01(b).

          Partial  Liquidation  Proceeds:  Liquidation  Proceeds  received  by a
Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

          Partial  Unscheduled   Principal  Receipt:  An  Unscheduled  Principal
Receipt which is not a Full Unscheduled Principal Receipt.

          Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in Section 4.03(a).

          Payment Account: The account maintained pursuant to Section 4.03(b).

          Percentage Interest: With respect to a Class A Certificate (other than the Class A-10 Certificate or Class A-WIO Certificate), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class A Subclass. With respect to the Class A-10 Certificate, 100%. With respect to a Class A-WIO Certificate, the percentage interest specified on the face of such Certificate. With respect to a Class M Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class. With respect to a Class B Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class B Subclass.

          Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

          Person:  Any  individual,  corporation,  partnership,  joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

          Plan: As defined in Section 5.02(c).

          PO  Fraction:   With  respect  to  any  Discount  Mortgage  Loan,  the
difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

          Policy: The irrevocable Financial Guaranty Insurance Policy No. 50573-N, including any endorsements thereto, issued by Financial Security with respect to the Class A-8 Certificates, in the form attached hereto as Exhibit N.

          Policy Payments Account: The account maintained pursuant to Section 4.08(b).

          Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

          Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

          Pool  Distribution  Amount:  As of any  Distribution  Date,  the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

          (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

          (b) the portion of Net Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

          (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the applicable Servicing Fee and (ii) the Master Servicing Fee;

          (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

          (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

          (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

          (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

          (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

          (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

          (j) Net Foreclosure Profits;

          (k) Month End Interest; and

          (l) the amount of any recoveries in respect of principal which had previously been allocated as a loss to one or more Subclasses of the Class A or Class B Certificates or the Class M Certificates pursuant to Section 4.02.

          Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

          Premium Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate 7.50% or greater.

          Premium Payment: As to any Distribution Date, (i) the product of (a) 1/12th of 0.075% and (b) the Class A Subclass Principal Balance of the Class A-8 Certificates as of the Determination Date immediately preceding such Distribution Date minus (ii) the Premium Percentage of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and Financial Security with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and Financial Security on or after the Cross-Over Date pursuant to Section 4.02(e). The Premium Payment will be an expense of the Lower-Tier REMIC.

          Premium Percentage: As to any Distribution Date, the percentage calculated by dividing the Premium Payment (determined without regard to clause
(ii) of the definition thereof) by the sum of (a) the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount) and (b) the Premium Payment (determined without regard to clause (ii) of the definition of Premium Payment).

          Premium Shortfall Amount: As to any Distribution Date, any amount by which the Premium Payment with respect to such Distribution Date exceeds the amount distributed to Financial Security on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i).

          Premium Shortfall Percentage: As to any Distribution Date, the percentage calculated by dividing the Premium Unpaid Shortfall by the sum of the Class A Unpaid Interest Shortfall and the Premium Unpaid Shortfall, in each case determined as of the day preceding the applicable Distribution Date.

          Premium Unpaid Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Premium Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed to Financial Security on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

          Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

          Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

          Principal Adjustment: In the event that the Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount or Class B-5 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for the Class M Certificates or such Class B Subclass shall equal the difference between (i) the amount that would have been distributed to such Class or Subclass as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class or Subclass.

          Principal Balance: Each of the Class A Subclass Principal Balances, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance.

          Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

          Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

          Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

          Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

          Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates and Class M Certificates are Moody's and DCR. The Rating Agency for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates is DCR. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee, Financial Security and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean P-1 in the case of Moody's, D-1+ in the case of DCR and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of DCR, Aaa in the case of Moody's, and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

          Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and (ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

          Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

          Reduction Amount: As defined in Section 4.01(b).

          Relevant Anniversary: See "Bankruptcy Loss Amount."

          REMIC: A "real estate mortgage  investment conduit" as defined in Code
Section 860D.

          REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

          Remittance Date: As defined in each of the Servicing Agreements.

          REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

          REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

          Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

          Reserve Fund: The non-interest bearing trust account established with the Trustee and maintained by the Trustee for the benefit of the Class A-8 Certificateholders pursuant to Section 4.06. The Reserve Fund shall be an Eligible Account.

          Reserve Withdrawal: With respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Fund and (b) the amount of Non-Supported Interest Shortfalls allocated to the Class A-8 Certificates.

          Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Rounding Account: The special account established with the Trustee and maintained by the Trustee pursuant to Section 4.07(e). The Rounding Account shall be an Eligible Account.

          Rounding Amount: With respect to any Distribution Date, the amount, if any, required to be withdrawn from the Rounding Account pursuant to Section 4.07(e).

          Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

          Scheduled Certificates: The Class A-2 Certificates.

          Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(i) and y(iv) of the definition of Class A Non-PO Optimal Principal Amount.

          Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the related Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

          Seller: Norwest Asset Securities Corporation, or its successor in interest.

          Senior Accrual Amount: With respect to any Distribution Date, the sum of the Class A Interest Accrual Amount and the Premium Payment.

          Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Non-PO Optimal Amount and (b) the Class A-PO Optimal Principal Amount.

          Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

          Servicers: Each of Norwest Mortgage, Countrywide Home Loans, Inc., First Bank National Association, HomeSide Lending, National City Mortgage Company and Suntrust Mortgage Inc., as Servicer under the related Servicing Agreement.

          Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

          Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

          Servicing Fee Rate:  With respect to a Mortgage  Loan, as set forth in
Section 11.27.

          Servicing  Officer:   Any  officer  of  a  Servicer  involved  in,  or
responsible for, the administration and servicing of the Mortgage Loans.

          Similar Law: As defined in Section 5.02(e).

          Single Certificate: A Certificate of any Class or Subclass that evidences the smallest permissible Denomination for such Class or Subclass, as set forth in Section 11.26.

          Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

          (1)  normal wear and tear;

          (2) infidelity, conversion or other dishonest act on the part of the Trustee or the Servicer or any of their agents or employees; or

          (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement.

          Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $2,250,413.01 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates, as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trustee. On and or after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

          Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

          Startup Day: As defined in Section 2.05.

          Subclass: Each subdivision of the Class A Certificates, denominated respectively as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-WIO, Class A-R and Class A-LR and each subdivision of the Class B Certificates, denominated respectively as Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5.

          Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

          Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

          Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

          Substitute Mortgage Loan: As defined in Section 2.02

          Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

          T.O.P. Mortgage Loan: Any Mortgage Loan that was originated by Norwest Mortgage or an affiliate thereof in connection with the "Title Option Plus" program and which is not covered by a title insurance policy. Each T.O.P. Mortgage Loan shall be identified as such in the Mortgage Loan Schedule.

          Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans, such amounts as may be held from time to time in the Certificate Account and the rights of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and the rights of the Trustee under the Reserve Fund and the Policy. None of the Reserve Fund, the Policy or the Policy Payments Account shall be part of the Upper-Tier REMIC or Lower-Tier REMIC comprised by the Trust Estate.

          Trustee: First Union National Bank of North Carolina, a national banking association.

          Uncertificated Lower-Tier Interests: Any of the Class A-L1, Class A-L2, Class A-L9, Class AP-L, Class AIO-L, Class A-LUR, Class M-L, Class B-L1, Class B-L2, Class B-L3, Class B-L4 and Class B-L5 Interests.

          Unpaid Interest Shortfalls: Each of the Class A Subclass Unpaid Interest Shortfalls, the Class M Unpaid Interest Shortfall, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall and the Class B-5 Unpaid Interest Shortfall.

          Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(ii) and y(iii) of the definition of Class A Non-PO Optimal Principal Amount.

          Unscheduled Principal Receipt: Any Mortgagor payment or other recovery of principal on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment, including, without limitation, Principal Prepayments, Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices and excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

          Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

          Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate), the Class M Certificates and the Class B Certificates.

          Upper-Tier Certificate Account: The trust account established and maintained pursuant to Section 4.01(e).

          Upper-Tier REMIC: One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

          Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, (a) the Holders of the Class A Certificates will collectively be entitled to the Class A Voting Interest, (b) the Holders of the Class M Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the product of (i) the ratio obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (ii) the Non-PO Voting Interest and (c) the Holders of the Class B Certificates will collectively be entitled to the balance of the aggregate Voting Interest represented by all Series 1997-4 Certificates. The aggregate Voting Interests of each Subclass of Class A Certificates (other than the Class A-10, Class A-WIO and Class A-PO Certificates) on any date will be equal to the product of (a) 98% of the Class A Voting Interest represented by clause (A) of the definition thereof and (b) the fraction obtained by dividing the Class A Subclass Principal Balance of such Class A Subclass by the Class A Non-PO Principal Balance on such date. The Voting Interest of the Class A-10 Certificate on any date will be 1% of the amount of the Class A Voting Interest on such date represented by clause
(A) of the definition of Class A Voting Interest. The Voting Interest of the Class A-WIO Certificates on any date will be 1% of the amount of the Class A Voting Interest on such date represented by clause (A) of the definition of Class A Voting Interest. The aggregate Voting Interests of the Class A-PO Certificates on any date will be equal to the Class A Voting Interest represented by clause (B) of the definition thereof. The aggregate Voting Interests of each Subclass of Class B Certificates will equal such Subclass's pro rata portion of the Voting Interest allocated to the Class B Certificates based on such Subclass's outstanding principal balance. Each Certificateholder of a Class or Subclass will have a Voting Interest equal to the product of the Voting Interest to which such Class or Subclass is collectively entitled and the Percentage Interest in such Class or Subclass represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class or Subclass of Certificates or specified
Classes or Subclasses of Certificates, each Certificateholder of a Class or Subclass will have a Voting Interest in such Class or Subclass equal to such Holder's Percentage Interest in such Class or Subclass.

          Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

Section 1.02.  Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Section 1.03.  Effect of Headings and Table of Contents.

          The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

Section 1.04.  Benefits of Agreement.

          Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Holders of the Certificates and Financial Security any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

          The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and
(d) proceeds of all the foregoing.

          In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trustee, as initial custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trustee promptly following its recordation, but in no event later than one (1) year following the Closing Date. The Seller shall also cause to be delivered to the Trustee any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trustee within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage not delivered to the Trustee on the Closing Date.

          In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in any Servicing Agreement, deliver or cause to be delivered to the Trustee the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trustee within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trustee) of its receipt of such notice and deliver each previously unrecorded assignment to the related Servicer for recordation.

Section 2.02.  Acceptance by Trustee.

          The Trustee acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate through the last day of the month in which such repurchase takes place or
(ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

          In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, Master Servicer or Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trustee shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five
(45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

          The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

Section 2.03.  Representations and Warranties of the Master
               Servicer and the Seller.

          (a) The Master Servicer hereby represents and warrants to the Trustee and the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

          (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

          (ii) The  execution  and  delivery  of this  Agreement  by the  Master
     Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Servicer or any of its assets;

          (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

          (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

          (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

          (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

          (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

          (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
     Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

          (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

          (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

          (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

          (viii) Except for Mortgage Loans secured by Co-op Shares, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

          (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

          (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

          (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

          (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

          (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

          (xv) The Mortgage Loan (except any Mortgage Loan identified on the Mortgage Loan Schedule as a T.O.P. Mortgage Loan and any Mortgage Loan secured by Mortgaged Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan,
     (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

          (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

          (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

          (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

          (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

          (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

          (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

          (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code; and

          (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

          Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

          (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or
(ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

Section 2.04.  Execution and Delivery of Certificates.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

Section 2.05.  Designation of Certificates; Designation of
               Startup Day and Latest Possible Maturity Date.

          The Seller hereby designates the Subclasses of Class A Certificates (other than the Class A-R and Class A-LR Certificates), the Class M Certificates and the Subclasses of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class A-L1 Interest, Class A-L2 Interest, Class A-L8 Interest, Class A-L9 Interest, Class AP-L Interest, Class AIO-L Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class M-L Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is April 25, 2027 for purposes of Code Section 860G(a)(1).

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01.  Certificate Account.

          (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

          (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

          (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any; and

          (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

          (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 3.02.  Permitted Withdrawals from the Certificate
               Account.

          (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

          (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to
     Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

          (ii) to reimburse any Servicer, the Master Servicer or the Trustee for
     any   Periodic   Advances   determined   in  good  faith  to  have   become
     Nonrecoverable Advances;

          (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

          (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

          (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of
     Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

          (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

          (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

          (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

          (ix) to pay to the Master Servicer or any Servicer out of Net Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to such Servicer's Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

          (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

          (xi) to clear  and  terminate  the  Certificate  Account  pursuant  to
     Section 9.01.

          (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

Section 3.03.  Advances by Master Servicer and Trustee.

          (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

          (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

          (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

          (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

Section 3.04.  Trustee to Cooperate;
               Release of Owner Mortgage Loan Files.

          Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

          From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trustee to the Master Servicer or such Servicer, as appropriate.

          Upon written certification of the Master Servicer or the Servicer of such Mortgage Loan, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

Section 3.05.  Reports to the Trustee; Annual Compliance
               Statements.

          (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

          (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

Section 3.06.  Title, Management and Disposition of Any REO
               Mortgage Loan.

          The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

Section 3.07.  Amendments to Servicing Agreements,
               Modification of Standard Provisions.

          (a) Subject to the prior  written  consent of the Trustee  pursuant to
Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

          (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any
Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

          (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End
Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

          (ii) The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

Section 3.08.  Oversight of Servicing.

          The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates,
(ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

          For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trustee or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

          During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

          The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

          The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

          The Seller shall be entitled, at its option, to repurchase any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor; provided, however, that the Cut-Off Date Principal Balances of the Mortgage Loans repurchased pursuant to this provision shall not exceed 2.5% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

          In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

          The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or Lower-Tier REMIC.

          The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class B Subclass or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) (without, in the case of the Class A-8 Certificates, giving effect to the guaranty provided by Financial Security) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

Section 3.09.  Termination and Substitution of Servicing
               Agreements.

          Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides Norwest Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the Norwest Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing
Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

Section 3.10.  1934 Act Reports.

          The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01.  Distributions.

          (a)(i) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

          first, to the Subclasses of Class A Certificates and Financial Security, pro rata, based upon their respective Class A Subclass Interest Accrual Amounts and the Premium Payment, respectively, in an aggregate amount up to the sum of the Class A Subclass Interest Accrual Amounts and the Premium Payment with respect to such Distribution Date; provided, that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-3 Certificates will instead be distributed in reduction of the Class A Subclass Principal Balances of the Class A-2 and Class A-3 Certificates in accordance with Section 4.01(b);

          second, to the Subclasses of Class A Certificates and Financial Security, pro rata, based upon their respective Class A Subclass Unpaid Interest Shortfalls and Premium Unpaid Shortfalls, respectively, in an aggregate amount up to the sum of the Class A Subclass Unpaid Interest Shortfalls and Premium Unpaid Shortfalls; provided, that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest shortfalls to the Class A-3 Certificates will instead be distributed in reduction of the Class A Subclass Principal Balances of the Class A-2 and Class A-3 Certificates in accordance with Section 4.01(b);

          third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Subclasses of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Subclasses in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

          fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-5 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-4 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-3 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-2 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-1 Certificates pursuant to Paragraph tenth below, and sixth to the Class M Certificates pursuant to Paragraph seventh below;

          fifth, to the Class M Certificates in an amount up to the Class M Interest Accrual Amount with respect to such Distribution Date;

          sixth, to the Class M Certificates in an amount up to the Class M Unpaid Interest Shortfall;

          seventh, to the Class M Certificates in an amount up to the Class M Optimal Principal Amount; provided, however, that the amount distributable to the Class M Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class M Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          eighth, to the Class B-1 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

          ninth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

          tenth, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          eleventh, to the Class B-2 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

          twelfth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

          thirteenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          fourteenth, to the Class B-3 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

          fifteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

          sixteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          seventeenth, to the Class B-4 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

          eighteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

          nineteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

          twentieth, to the Class B-5 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

          twenty-first, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

          twenty-second, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

          twenty-third, to the Holder of the Class A-LR Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

          Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class or Subclass (other than the Class A-R or Class A-LR Certificate) has been reduced to zero, such Class or Subclass will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

          In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-LR Certificate.

          With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Subclass will be allocated pro rata based on principal balance among the Class A Certificates (other than the Class A-10, Class A-WIO and Class A-PO Certificates), the Class M Certificates and any Class B Subclass with a lower numerical designation and the amount of the Principal Adjustment, if any, attributable to the Class M Certificates will be allocated to the Subclasses of Class A Certificates (other than the Class A-10, Class A-WIO and Class A-PO Certificates) pro rata based on the Class A Subclass Principal Balances.

          Any amount allocated to the Class A-8 Certificates will be distributed to holders thereof as a reduction of the Class A Subclass Principal Balance of the Class A-8 Certificates in accordance with the provisions of Section 4.07.

          (ii) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or Classes as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest (other than the Class A-L9 Interest and the Class AP-L Interest) shall receive distributions in respect of interest in an amount equal to the (i) Class A Subclass Interest Accrual Amount and Class A Subclass Unpaid Interest Shortfall, (ii) Class M Interest Accrual Amount and Class M Unpaid Interest Shortfall or (iii) Class B Subclass Interest Accrual Amount and Class B Subclass Unpaid Interest Shortfall, as the case may be, in respect of its Corresponding Upper-Tier Class or Classes in each case to the extent actually distributed (or, in the case of the Class A-3 Certificates, accrued) thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

          As of any date, the principal balance of each Uncertificated Lower-Tier Interest (other than the Class AIO-L Interest) equals the Class A Subclass Principal Balance, Class M Principal Balance or Class B Subclass Principal Balance, as the case may be, of the respective Corresponding Upper-Tier Class or Classes. The Class AIO-L Interest has no principal balance. The notional balance of the Class AIO-L Interest equals the aggregate Scheduled Principal Balance of the Premium Mortgage Loans as of such date. The initial principal balance of each Uncertificated Lower-Tier Interest (other than the Class AIO-L Interest) equals the Original Class A Subclass Principal Balance,
Original  Class M  Principal  Balance,  Original  Class B-1  Principal  Balance,
Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance or Original Class B-5 Principal Balance as the case may be, of the respective Corresponding Upper-Tier Class or Classes. The Class AIO-L Interest has no initial principal balance.

          The pass-through rate with respect to each Uncertificated Lower-Tier Interest (other than the Class A-L9 Interest, Class AIO-L Interest and Class AP-L Interest) shall be 7.50% per annum. The pass-through rate with respect to the Class AIO-L Interest shall be the Class A-WIO Pass-Through Rate. The Class A-L9 Interest and the Class AP-L Interest are principal-only interests and are not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

          (b) On each Distribution Date occurring prior to the Accretion Termination Date, an amount equal to the Class A-3 Accrual Distribution Amount, if any, for such Distribution Date will be allocated in reduction of the principal balances of the Class A-2 and Class A-3 Certificates as follows: first, to the Class A-2 Certificates up to their Reduction Amount for such Distribution Date, until the Class A Subclass Principal Balance thereof has been reduced to zero and second, to the Class A-3 Certificates, until the Class A Subclass Principal Balance thereof has been reduced to zero.

          On each Distribution Date occurring prior to the Cross-Over Date, the Class A-Non-PO Principal Amount will be allocated among and distributed in reduction of the Class A Subclass Principal Balances of the Class A Certificates (other than the Class A-PO Certificates) as follows:

          first, to the Class A-11 and Class A-12 Certificates, pro rata, up to the Class A-11 and Class A-12 Priority Amount;

          second, on each Distribution Date on and after the Distribution Date in April 2000, but only so long as the Class A Subclass Principal Balance of the Class A-7 Certificates is greater than zero, concurrently, to the Class A-8 and Class A-9 Certificates, pro rata, an amount up to $30,000 until the Class A Subclass Principal Balance of the Class A-8 and Class A-9 Certificates has been reduced to zero;

          third, concurrently, as follows:

               (i) 32.2195678808% sequentially as follows:

                    (A) to the Class A-1  Certificates up to their PAC Principal
               Amount for such Distribution Date, until the Class A Subclass Principal Balance thereof has been reduced to zero;

                    (B) to the  Class  A-2  Certificates  up to their  Reduction
               Amount for such Distribution Date, until the Class A Subclass Principal Balance thereof has been reduced to zero;

                    (C) to  the  Class  A-3  Certificates,  until  the  Class  A
               Subclass Principal Balance thereof has been reduced to zero;

                    (D) to the Class A-2  Certificates  without  regard to their
               Reduction Amount and until the Class A Subclass Principal Balance thereof has been reduced to zero;

                    (E) to the Class A-1  Certificates  without  regard to their
               PAC Principal Amount and until the Class A Subclass Principal Balance thereof has been reduced to zero;

               (ii) 67.7804321192% sequentially as follows:

                    (A) concurrently, 33.5245474186% to the Class A-4 Certificates and 66.4754525814% to the Class A-6 Certificates, until the Class A Subclass Principal Balance of the Class A-4 Certificates has been reduced to zero;

                    (B) concurrently, 93.7925790282% to the Class A-5 Certificates and 6.2074209718% to the Class A-6 Certificates, until the Class A Subclass Principal Balance of the Class A-5 Certificates has been reduced to zero;

                    (C) concurrently, 71.4796283059% to the Class A-6 Certificates and 28.5203716941% to the Class A-7 Certificates, until the Class A Subclass Principal Balance of the Class A-6 Certificates has been reduced 32.5412690224% of its Original Class A Subclass Principal Balance;

          fourth, concurrently, 77.0869930497% to the Class A-6 Certificates and 22.9130069503% to the Class A-7 Certificates, until the Class A Subclass Principal Balance of the Class A-6 Certificates has been reduced to zero;

          fifth, to the Class A-7 Certificates, until the Class A Subclass Principal Balance thereof has been reduced to zero;

          sixth, concurrently, to the Class A-8 and the Class A-9 Certificates, pro rata, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

          seventh,   concurrently,   to  the  Class  A-R  and  the  Class   A-LR
Certificates, pro rata, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero; and

          eighth,  concurrently,  to   the   Class  A-11  and  the  Class  A-12
Certificates, pro rata, without regard to the Class A-11 and Class A-12 Priority Amount, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero.

          As used above, "PAC Principal Amount" for any Distribution Date means the amount, if any, that would reduce the Class A Subclass Principal balance of the Class A-1 Certificates to the percentage of its Class A Subclass Principal Balance shown in the following tables with respect to such Distribution Date.

          As used above, "Reduction Amount" for any Distribution Date means the amount, if any, that would reduce the Class A Subclass Principal balance of the Class A-2 Certificates to the percentage of its Class A Subclass Principal Balance shown in the following tables with respect to such Distribution Date.

          The following tables set forth for each Distribution Date the planned Class A Subclass Principal Balance of the PAC Certificates and the scheduled Class A Subclass Principal Balance for the Scheduled Certificates, expressed as a percentage of the initial Class A Subclass Principal Balance of each such Subclass.



                   Planned Class A Subclass Principal Balances as Percentages of Initial Class A Subclass Principal Balances

                             Class A-1 Certificates


                         Percentage of                          Percentage of                           Percentage of
                         Initial Class                         Initial Class A                          Initial Class
                          A Subclass                               Subclass                              A Subclass
                           Principal                              Principal                               Principal
 Distribution Date          Balance      Distribution Date         Balance       Distribution Date         Balance
Up to and including                      November 1999           66.31983497%    July 2001              29.51532659%
March 1998               100.00000000%   December 1999           64.34864438     August 2001            27.78226361
April 1998                98.82118314    January 2000            62.38732302     September 2001         26.05811105
May 1998                  97.58229958    February 2000           60.43582059     October 2001           24.34282354
June 1998                 96.28385484    March 2000              58.49408689     November 2001          22.63635603
July 1998                 94.92638517    April 2000              56.61209211     December 2001          20.93866363
August 1998               93.51045741    May 2000                54.73976666     January 2002           19.24970172
September 1998            92.03666850    June 2000               52.87706112     February 2002          17.56942595
October 1998              90.50564505    July 2000               51.02392652     March 2002             15.89779218
November 1998             88.91820751    August 2000             49.18031401     April 2002             14.41003840
December 1998             87.27507804    September 2000          47.34617496     May 2002               12.93084232
January 1999              85.57710790    October 2000            45.52146119     June 2002              11.46016161
February 1999             83.82526542    November 2000           43.70612456     July 2002               9.99795436
March 1999                82.02036954    December 2000           41.90011726     August 2002             8.54417864
April 1999                80.16360096    January 2001            40.10339184     September 2002          7.09879306
May 1999                  78.25645229    February 2001           38.31590095     October 2002            5.66175616
June 1999                 76.30078938    March 2001              36.53759755     November 2002           4.23302691
July 1999                 74.30417683    April 2001              34.76843480     December 2002           2.81256443
August 1999               72.29313015    May 2001                33.00836623     January 2003            1.40032809
September 1999            70.29202675    June 2001               31.25734553     February 2003
October 1999              68.30094546                                            and thereafter          0.00000000




                  Scheduled Class A Subclass Principal Balances as Percentages of Initial Class A Subclass Principal Balances

                             Class A-2 Certificates


                        Percentage of                           Percentage of                          Percentage of
                       Initial Class A                          Initial Class                         Initial Class A
                           Subclass                              A Subclass                               Subclass
                          Principal                               Principal                              Principal
 Distribution Date         Balance       Distribution Date         Balance      Distribution Date         Balance

April 1997                99.44619955%   October 1999             59.89848990   April 2002              26.97623670%
May 1997                  98.77329720    November 1999            58.40153235   May 2002                26.36540995
June 1997                 97.98151530    December 1999            56.93557180   June 2002               25.77377490
July 1997                 97.07121275    January 2000             55.50017340   July 2002               25.20103870
August 1997               96.04288540    February 2000            54.09490775   August 2002             24.64691225
September 1997            94.89716575    March 2000               52.71935095   September 2002          24.11111020
October 1997              93.63482335    April 2000               51.37308465   October 2002            23.59335090
November 1997             92.25676390    May 2000                 50.05569565   November 2002           23.09335655
December 1997             90.76402895    June 2000                48.76677625   December 2002           22.61085265
January 1998              89.15779470    July 2000                47.50592375   January 2003            22.14556860
February 1998             87.43937095    August 2000              46.27274080   February 2003           21.69421495
March 1998                85.61019950    September 2000           45.06683500   March 2003              20.09017705
April 1998                84.66181505    October 2000             43.88781910   April 2003              18.57849025
May 1998                  83.65650890    November 2000            42.73531075   May 2003                17.08900300
June 1998                 82.59557890    December 2000            41.60893250   June 2003               15.62143265
July 1998                 81.48052490    January 2001             40.50831180   July 2003               14.17550010
August 1998               80.31294195    February 2001            39.43308085   August 2003             12.75092975
September 1998            79.09451780    March 2001               38.38287650   September 2003          11.34744925
October 1998              77.82702970    April 2001               37.35734050   October 2003             9.96478975
November 1998             76.51251050    May 2001                 36.35611890   November 2003            8.60268565
December 1998             75.15293965    June 2001                35.37886260   December 2003            7.26087460
January 1999              73.75047765    July 2001                34.42522680   January 2004             5.93909750
February 1999             72.30744595    August 2001              33.49487120   February 2004            4.63709840
March 1999                70.82605050    September 2001           32.58745995   March 2004               3.35462460
April 1999                69.30890120    October 2001             31.70266145   April 2004               2.21994200
May 1999                  67.75894480    November 2001            30.84014840   May 2004                 1.10240735
June 1999                 66.17951205    December 2001            29.99959775   June 2004                0.00179390
July 1999                 64.57964400    January 2002             29.18069060   July 2004 and
August 1999               62.98716390    February 2002            28.38311225   thereafter               0.00000000
September 1999            61.42688500    March 2002               27.60655190


          (c) Notwithstanding the foregoing, on each Distribution Date occurring on or after the Cross Over Date, the Class A Non-PO Principal Distribution Amount will be distributed among the remaining Subclasses of Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Class A Subclass Principal Balances without regard to either the proportions or priorities set forth above.

          (d) (i) For purposes of determining whether the Subclasses of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

               (A) if the Current  Class M Fractional  Interest is less than the
          Original Class M Fractional Interest and the Class M Principal Balance is greater than zero, the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

               (B) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

               (C) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

               (D) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

               (E) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 Certificates shall not be eligible to receive distributions of principal.

          (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal below zero, first the Class M Prepayment Percentage and/or the Class B Subclass Prepayment Percentage of any affected Class B Subclass for such Distribution Date beginning with the affected Subclass with the lowest numerical Subclass designation and then, if necessary, the Class M Percentage and/or the Class B Subclass Percentage of such Subclass of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balance of such Class B Subclass to zero. The Class B Subclass Prepayment Percentages and the Class B Subclass Percentages of the remaining Class B Subclasses will be recomputed substituting for the Subordinated Prepayment
Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balances of the affected Class B Subclasses to zero; provided, however, that if the Class B Subclass Principal Balances of all the Class B Subclasses eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Subclass Prepayment Percentage and the Class B Subclass Percentage of the Class B Subclass with the lowest numerical Subclass designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class M Prepayment Percentage and the Class B Subclass Prepayment Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class M Percentage and the Class B Subclass Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, respectively. Any entitlement of any Class B Subclass to principal payments solely pursuant to this clause (ii) shall not cause such Subclass to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Subclass Percentage or Class B Subclass Prepayment Percentage.

          (e) The Trustee shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Subclass Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trustee may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

          (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class A-LR Certificateholder) on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this
Section 4.01(f) respecting the final distribution in respect of any Class or Subclass) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.25, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share (based on, with respect to each Class or Subclass other than in connection with the distributions in reduction of the principal balance of the Class A-8
Certificates, the aggregate of the Percentage Interests represented by Certificates of the applicable Class or Subclass of Certificates held by such Holder and, in the case of the Class A-8 Certificates, as provided in Section 4.07) of the Class A Subclass Distribution Amount with respect to each Subclass of Class A Certificates, the Class M Distribution Amount with respect to the Class M Certificates and the Class B Subclass Distribution Amount with respect to each such Subclass of Class B Certificates.

          In the event that, on any Distribution Date prior to the Final Distribution Date, the Class A Subclass Principal Balance of any Subclass of Class A Certificates (other than the Class A-R or A-LR Certificates), the Class M Principal Balance of the Class M Certificates or the Class B Subclass Principal Balance of any Subclass of Class B Certificates would be reduced to zero or in the case of the Class A-10 Certificates or Class A-WIO Certificates, the Class A-10 Notional Amount or Class A-WIO Notional Amount, as the case may be, would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class or Subclass with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class or Subclass will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a)(i).

          (g) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Non-U.S. Persons. Amounts withheld pursuant to this Section 4.01(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

Section 4.02.  Allocation of Realized Losses.

          (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

          first, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

          second, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

          third, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

          fourth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

          fifth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero;

          sixth, to the Class M Certificates until the Class M Principal Balance has been reduced to zero; and

          seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

          After the Cross-Over Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A-11 Certificates will be borne by the Class A-12 Certificates to the extent set forth in the proviso to the third sentence of the first paragraph under the definition of Class A Subclass Principal Balance.

          This allocation of Realized Losses will be effected through the reduction of the applicable Class's or Subclass's Principal Balance.

          (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates based on the Class A Non-PO Principal Balance, Class M Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Subclasses of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Subclass Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Principal Balances.

          (c) Any Realized Losses allocated to a Subclass of Class A Certificates or Class B Certificates or to the Class M Certificates pursuant to
Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Subclass or Class based on their Percentage Interests.

          (d) In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Subclasses of Class A Certificates, the Class M Certificates or any Subclasses of Class B Certificates, each outstanding Class or Subclass to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such recovery up to the amount of such Realized Loss previously allocated to such Class or Subclass on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class or Subclass of Certificates has been reduced to zero, such Class or Subclass shall not be entitled to any share of such recovery. In the event that the amount of such recovery exceeds the amount of such recovery allocated to each outstanding Class or Subclass in accordance with the preceding provisions, each outstanding Class or Subclass shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class or Subclass.

          (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated among (i) the Class A Certificates and the Premium Payment, (ii) the Class M Certificates and (iii) the Class B Certificates, pro rata based on the Senior Accrual Amount, the Class M Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates and the Premium Payment shall be allocated among the outstanding Subclasses of Class A Certificates (other than the Class A-PO Certificates) and the Premium Payment based on their Class A Subclass Interest Percentages and the Premium Percentage, as the case may be. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Interest Percentages. In addition, after the Class M Principal Balance and the Class B Principal Balance have been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Subclasses of Class A Certificates (other than the Class A-PO Certificates) and the Premium Payment based on their Class A Subclass Interest Percentages and the Premium Percentage, as the case may be.

          (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

          (g) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes, as provided above.

          With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

Section 4.03.  Paying Agent.

          (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

          The Master Servicer may, at any time, remove or replace the Paying Agent.

          The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

          (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

          (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

          (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

          (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

Section 4.04.  Statements to Certificateholders;
               Report to the Trustee and the Seller.

          Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate, the Seller and Financial Security a statement setting forth:

          (i) the amount of such distribution to Holders of each Class A Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (ii) (a) the amount of such distribution to Holders of each Subclass of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class A Subclass, (c) any Class A Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Subclass Unpaid Interest Shortfall with respect to each Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class A Subclass for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Subclass for such Distribution Date;

          (iii) the amount of such distribution to Holders of the Class M Certificates allocable to principal, identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (iv) (a) the amount of such distribution to Holders of the Class M Certificates allocable to interest, (b) the amount of the Current Class M Interest Distribution Amount, (c) any Class M Interest Shortfall Amount arising with respect to such Distribution Date and any remaining Class M Unpaid Interest Shortfall after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to the Class M Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates for such Distribution Date;

          (v) the amount of such distribution to Holders of each Class B Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (vi) (a) the amount of such distribution to Holders of each Class B Subclass allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class B Subclass and the Pass-Through Rate applicable to such Distribution Date, (c) any Class B Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Subclass Unpaid Interest Shortfall with respect to each Class B Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class B Subclass for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class B Subclass for such Distribution Date;

          (vii) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

          (viii) the number of Mortgage Loans outstanding as of the preceding Determination Date;

          (ix) the Class A Principal Balance, the Class A Subclass Principal Balance of each Subclass of Class A Certificates, the Class M Principal Balance, the Class B Principal Balance and the Class B Subclass Principal Balance of each Subclass of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

          (x) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

          (xi) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

          (xii) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiii) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiv) the Class M Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xv) the Class M Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xvi) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xvii) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xviii) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

          (xix) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

          (xx) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (xxi) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

          (xxii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

          (xxiii) the aggregate amount of Bankruptcy Losses allocated to each Subclass of Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

          (xxiv) the amount by which the Class B Subclass Principal Balance of each Subclass of Class B Certificates and the Class M Principal Balance has been reduced as a result of Realized Losses allocated as of such Distribution Date;

          (xxv) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

          (xxvi) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

          (xxvii) in the case of the Class A-10 Certificate, the Class A-10 Notional Amount;

          (xxviii) in the case of the Class A-8 Certificates, (a) the Class A-8 Distribution Deficiency, if any, for such Distribution Date, (b) amounts, if any in respect of the Class A-8 Distribution Deficiency paid under the Policy and (c) the amounts attributable to the Class A-8 Certificates;

          (xxix) in the case of the Class A-8 Certificates, the amount remaining in the Reserve Fund after taking into account the Reserve Withdrawal for such Distribution Date;

          (xxx) in the case of the Class A-WIO Certificates, the Class A-WIO Notional Amount and Class A-WIO Pass-Through Rate for such Distribution Date;

          (xxxi) the Class A-PO Deferred Amount, if any; and

          (xxxii) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

          In the case of information furnished with respect to a Subclass of Class A Certificates pursuant to clauses (i) and (ii) above, with the Class M Certificates pursuant to clauses (iii) and (iv) above and with respect to a Class B Subclass pursuant to clauses (v) and (vi) above, the amounts shall be expressed as a dollar amount per Class A, Class M or Class B Certificate (other than the Class A-WIO, Class A-R and Class A-LR Certificates) with a $1,000 Denomination, as a dollar amount per Class A-R and Class A-LR Certificate with a $100 Denomination and as a dollar amount per Class A-WIO Certificate with a 1% Denomination.

          Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder, the information set forth in clauses
(iii) and (iv)(a) above in the case of a Class M Certificateholder and the information contained in clauses (v) and (vi)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

          Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Subclass Distribution Amount with respect to each Class A Subclass, the Class M Distribution Amount and the Class B Subclass Distribution Amount with respect to each Class B Subclass. Upon receipt of any such statement, the Trustee shall promptly forward a copy of such statement to Financial Security. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be
protected  in  relying  upon  the  same   without  any   independent   check  or
verification.

          In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class M or Class B Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

Section 4.05.  Reports to Mortgagors and the Internal Revenue Service.

          The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

Section 4.06.  Reserve Fund.

          (a) The Reserve Fund shall be established on the Closing Date and maintained by the Trustee in accordance with this Section 4.06. At the time the Reserve Fund is established, the Seller shall cause to be deposited into the Reserve Fund the amount of $5,000.

          With respect to each Distribution Date, the Reserve Withdrawal shall be withdrawn by the Trustee from the amount on deposit in the Reserve Fund in accordance with this Section 4.06 and distributed on such Distribution Date to the Holders of the Class A-8 Certificates, pro rata, based on Percentage Interest.

          Notwithstanding anything herein to the contrary, on the Distribution Date on which the Class A Subclass Principal Balance of the Class A-8 Certificates has been reduced to zero, any funds then on deposit in the Reserve Fund shall be distributed to Lehman Brothers at the address provided by it to the Trustee.

          (b) The Reserve Fund will be an "outside reserve fund" under the REMIC Provisions that is beneficially owned for federal income tax purposes by Lehman Brothers, which shall report all income, gain, deduction or loss with respect thereto, and will not be an asset of the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate.

Section 4.07.  Distributions in Reduction of the Class A-8 Certificates.

          Distributions in reduction of the Class A Subclass Principal Balance of the Class A-8 Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of such Subclass and at the request of Living Holders of such Subclass or by mandatory distributions by random lot, pursuant to clauses (a) and (d) below, or on a pro rata basis pursuant to clause (f) below.

          (a) On each Distribution Date on which distributions in reduction of the Class A Subclass Principal Balance of the Class A-8 Certificates are made, such distributions will be made with respect to such Subclass in the following priority:

          (i) any request by the personal representatives of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate principal balance for such Subclass of $100,000 per request; and

          (ii) any request by a Living Holder, but not exceeding an aggregate principal balance for such Subclass of $10,000 per request.

          Thereafter, distributions will be made, with respect to such Subclass, as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions for such Subclass made by the Beneficial Owners of the Class A-8 Certificates until all such requests have been honored.

          For each such sequence of priorities described above, requests for distributions in reduction of the principal balances of Class A-8 Certificates presented on behalf of Deceased Holders in accordance with the provisions of clause (i) above will be accepted in order of their receipt by the Clearing Agency and requests for distributions in reduction of the principal balance of Class A-8 Certificates presented by Living Holders in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by the Clearing Agency after all requests with respect to such Subclass presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the principal balances of the Class A-8 Certificates will be accepted in accordance with the provisions set forth in
Section 4.07(c). All requests for distributions in reduction of the principal balance of Class A-8 Certificates with respect to any Distribution Date must be received by the Clearing Agency and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions which are received by the Clearing Agency and forwarded to, and received by, the Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the principal balance of Class A-8 Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.07(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Beneficial Owner of the related Class A-8 Certificate, all in accordance with the procedures of the Clearing Agency and the Trustee. Upon the transfer of beneficial ownership of any Class A-8 Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee of notification of such withdrawal using a form required by the Clearing Agency.

          Distributions in reduction of the principal balances of the Class A-8 Certificates will be applied, in the aggregate with respect to such Subclass, in an amount equal to the Class A Non-PO Principal Distribution Amount allocable to such Subclass pursuant to Section 4.01(b), minus amounts to repay any funds withdrawn from the Rounding Account for the prior Distribution Date, plus any amounts available for distribution from the Rounding Account for such Subclass established as provided in Section 4.07(e), provided that the aggregate distribution in reduction of the Class A Subclass Principal Balance of such Subclass on any Distribution Date is made in an integral multiple of $1,000.

          To the extent that the portion of the Class A Non-PO Principal Distribution Amount allocable to distributions in reduction of the Class A Subclass Principal Balance of the Class A-8 Certificates on any Distribution Date (minus amounts to repay any funds withdrawn from the Rounding Account on the prior Distribution Date and plus any amounts required to be distributed from the Rounding Account pursuant to Section 4.07(e)) exceeds the aggregate principal balances of Class A-8 Certificates with respect to which distribution requests, as set forth above, have been received distributions in reduction of the Class A Subclass Principal Balance of the Class A-8 Certificates will be made by mandatory distribution pursuant to Section 4.07(d).

          (b) A Class A-8 Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 4.07 if the death of the Beneficial Owner thereof is deemed to have occurred. Class A-8 Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Beneficial Owner, and the Class A-8 Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the principal balance of such Subclass thereof, subject to the limitations stated above. Class A-8 Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Beneficial Owners of a number of Individual Class A-8 Certificates greater than the number of Individual Class A-8 Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Beneficial Owner of the Class A-8 Certificates owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Class A-8 Certificates will be deemed to be the death of the Beneficial Owner of such Class A-8 Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Class A-8 Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the principal balances of the Class A-8 Certificates payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Beneficial Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.07(c) in establishing the eligibility of any Beneficial Owner to receive the priority accorded Deceased Holders in Section 4.07(a).

          (c) Requests for distributions in reduction of the principal balance of Class A-8 Certificates must be made by delivering a written request therefor to the Clearing Agency Participant or Clearing Agency Indirect Participant that maintains the account evidencing such Beneficial Owner's interest in Class A-8 Certificates. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Clearing Agency Participant should in turn make the request of the Clearing Agency (or, in the case of a Clearing Agency Indirect Participant, such Clearing Agency Indirect Participant must notify the related Clearing Agency Participant of such request, which Clearing Agency Participant should make the request of the Clearing Agency) on a form required by the Clearing Agency and provided to the Clearing Agency Participant. Upon receipt of such request, the Clearing Agency will date and time stamp such request and forward such request to the Trustee. The Clearing Agency may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. Neither the Master Servicer nor the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Clearing Agency, a Clearing Agency Participant or any Clearing Agency Indirect Participant.

          The Trustee shall maintain a list of those Clearing Agency Participants representing the appropriate Beneficial Owners of Class A-8 Certificates that have submitted requests for distributions in reduction of the principal balance of Certificates of such Subclass, together with the order of receipt and the amounts of such requests. The Clearing Agency will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 4.07(a) above). The Trustee shall notify the Clearing Agency and the appropriate Clearing Agency Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Clearing Agency in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.07. The exact procedures to be followed by the Trustee and the Clearing Agency for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Clearing Agency, as the case may be. The decisions of the Trustee and the Clearing Agency concerning such matters will be final and binding on all affected persons.

          Individual Class A-8 Certificates which have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs, and notwithstanding anything to the contrary herein, no amounts shall be due from Financial Security or otherwise with respect to interest on such Certificates after such last day of the month.

          Any Beneficial Owner of a Class A-8 Certificate which has requested a distribution may withdraw its request by so notifying in writing the Clearing Agency Participant or Clearing Agency Indirect Participant that maintains such Beneficial Owner's account. In the event that such account is maintained by a Clearing Agency Indirect Participant, such Clearing Agency Indirect Participant must notify the related Clearing Agency Participant which in turn must forward the withdrawal of such request, on a form required by the Clearing Agency, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Clearing Agency and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Class A Subclass Principal Balance of Class A-8 Certificates on such Distribution Date.

          In the event any requests for distributions in reduction of the principal balance of Class A-8 Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 4.07, the Trustee shall return such request to the appropriate Clearing Agency Participant with a copy to the Clearing Agency with an explanation as to the reason for such rejection.

          (d) To the extent, if any, that distributions in reduction of the Class A Subclass Principal Balance of Class A-8 Certificates on a Distribution Date exceed the outstanding principal balances of Certificates of such Subclass with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.07(a) above, distributions in reduction of the Class A Subclass Principal Balance of the Class A-8 Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Class A-8 Certificates will be made by random lot in accordance with the then-applicable random lot procedures of the Clearing
Agency,  the  Clearing  Agency  Participants  and the Clearing  Agency  Indirect
Participants representing the Beneficial Owners; provided however, that, if after the distribution in reduction of the Class A Subclass Principal Balance of the Class A-8 Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the principal balance of Class A-8 Certificates would not be reduced to zero, the Individual Class A-8 Certificates to which such distributions will be applied shall be selected by the Clearing Agency from those Class A-8 Certificates not otherwise receiving distributions in reduction of the principal balance on such Distribution Date. The Trustee shall notify the Clearing Agency of the aggregate amount of the mandatory distribution in reduction of the Class A Subclass Principal Balance of the Class A-8 Certificates to be made on the next Distribution Date. The Clearing Agency shall then allocate such aggregate amount among its Clearing Agency Participants on a random lot basis. Each Clearing Agency Participant and, in turn, each Clearing Agency Indirect Participant will then select, in accordance with its own random lot procedures, Individual Class A-8 Certificates from among those held in its accounts to receive mandatory distributions in reduction of the principal balance of the Certificates of such Subclass, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Clearing Agency Participant by the Clearing Agency and to such Clearing Agency Indirect Participant by its related Clearing Agency Participant, as the case may be. Clearing Agency Participants and Clearing Agency Indirect Participants which hold Class A-8 Certificates selected for mandatory distributions in reduction of the principal balances are required to provide notice of such mandatory distributions to the affected Beneficial Owners. The Master Servicer agrees to notify the Trustee of the amount of distributions in reduction of the principal balances of Class A-8 Certificates to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to the Letter of Representations dated the Business Day immediately preceding the Closing Date among the Seller, the Trustee and the Clearing Agency.

          (e) On the Closing Date, the Rounding Account shall be established with the Trustee and the Seller shall cause to be initially deposited with the Trustee a $999.99 deposit for the Rounding Account. On each Distribution Date on which a distribution is made in reduction of the principal balance of the Class A-8 Certificates, funds on deposit in the Rounding Account shall be available to be applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class A Subclass Principal Balance to be made on the Class A-8 Certificates. Rounding of such distribution on the Class A-8 Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the principal balance of the Class A-8 Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the principal balance of the Class A-8 Certificates are to be made, the aggregate amount of such distributions allocable to the Class A-8 Certificates shall be applied first to repay any funds withdrawn from the Rounding Account on the prior Distribution Date, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the principal balance of the Class A-8 Certificates; this process shall continue on succeeding Distribution Dates until the Class A Subclass Principal Balance of the Class A-8 Certificates has been reduced to zero. The funds in the Rounding Account shall be held in a non-interest bearing account and shall not be reinvested.

          Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Class A Subclass Principal Balance of the Class A-8 Certificates will reduce the Class A Subclass Principal Balance thereof to zero or in the event that distributions in reduction of the Class A Subclass Principal Balance of the Class A-8 Certificates are made in accordance with the provisions set forth in Section 4.07(f), an amount equal to the difference between $1,000 and the sum then held in the Rounding Account shall be paid from the Pool Distribution Amount to the Rounding Account. Any funds then on deposit in such Rounding Account shall be distributed to the Holder of the Class A-LR Certificate.

          (f) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on which any principal losses are allocated to the Class A-8 Certificateholders occurring on or after the earliest to occur of (i) the Cross-Over Date, (ii) the date on which Special Hazard Losses exceed the Special Hazard Loss Amount, (iii) the date on which Fraud Losses exceed the Fraud Loss Amount and (iv) the date on which Bankruptcy Losses exceed the Bankruptcy Loss Amount, distributions in reduction of the principal balance of the Class A-8 Certificates (including amounts paid in respect of such losses under the Policy) will be made on a pro rata basis among the Holders of the Class A-8 Certificates and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

          (g) In the event that Definitive Certificates representing the Class A-8 Certificates are issued pursuant to Section 5.07, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the principal balances of the Class A-8 Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Class A-8 Certificates, with the provisions of this Section 4.07.

Section 4.08.  Policy Matters.

          (a) If, on the second Business Day before any Distribution Date, the Trustee determines that there will be a Class A-8 Distribution Deficiency for such Distribution Date, the Trustee shall determine the amount of such Class A-8 Distribution Deficiency and shall give notice to Financial Security and the Fiscal Agent, if any (as defined in the Policy), by telephone or telecopy of the amount of such deficiency confirmed in writing by the Notice of Claim by 12:00 noon, New York City time on such second Business Day.

          (b) At the time of the execution and delivery of this Agreement, the Trustee shall establish a separate special purpose trust account in the name of the Trustee for the benefit of Holders of the Class A-8 Certificates referred to herein as the "Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amounts paid under the Policy into the Policy Payments Account and distribute such amounts only for purposes of payment to Holders of the Class A-8 Certificates of the Class A-8 Distribution Deficiency for which a claim was made and such amounts may not be applied to satisfy any costs, expenses or liabilities of the Trustee or the Trust Estate. Amounts paid under the Policy shall be disbursed by the Trustee to Holders of the Class A-8 Certificates in the same manner as distributions in reduction of the principal balance of and interest on the Certificates of such Subclass are made under Section 4.01(e). It shall not be necessary for such payments of the Class A-8 Distribution Deficiency to be made by checks or wire transfers separate from the check or wire transfer used to pay distributions in reduction of the principal balance of and interest on the Class A-8 Certificates with funds available to make such distributions. However, the amount of any distribution to be paid from funds transferred from the Policy Payments Account shall be noted as provided in (c) below and in the statement to be furnished to Holders of the Class A-8 Certificates and Financial Security pursuant to Section 4.04. Funds held in the Policy Payments Account shall not be invested by the Trustee.

          On any Distribution Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Trustee as a result of the claim under the Policy to the extent necessary to make distributions on the Class A-8 Certificates equal to the Class A-8 Distribution Deficiency on such Distribution Date shall be withdrawn from the Policy Payments Account and applied by the Trustee to the payment in full of the Class A-8 Distribution Deficiency. Any funds deposited into the Policy Payments Account in respect of the Class A-8 Certificates that are remaining therein on the first Business Day following a Distribution Date after the Class A-8 Distribution Deficiency has been made to the Certificateholders of such Subclass shall be remitted in immediately available funds to Financial Security, pursuant to the instructions of Financial Security, by the end of such Business Day.

          (c) The Trustee shall keep a complete and accurate record of the Class A-8 Interest Loss Amount, the Class A-8 Principal Loss Amount and any Non-Supported Interest Shortfall allocated to the Class A-8 Certificates once the Reserve Fund has been depleted, paid from moneys received under the Policy. Financial Security shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

          (d) In the event that the Trustee has received a certified copy of an order of the appropriate court that any distributions in reduction of the principal balance of or interest on a Class A-8 Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify Financial Security and the Fiscal Agent (as defined in the applicable Policy), if any, shall comply with the provisions of the applicable Policy to obtain payment by Financial Security of such avoided distribution, and shall, at the time it provides notice to Financial Security, notify, by mail to Holders of the Certificates of such Subclass that, in the event that any Holder's distribution is so recovered, such Holder will be entitled to payment pursuant to the terms of the applicable Policy, a copy of which shall be made available by the Trustee and the Trustee shall furnish to Financial Security and the Fiscal Agent, if any, its records evidencing the distributions in reduction of the principal balance of and interest (including any Non-Supported Interest Shortfall described in Section 4.08(c)) on the Class A-8 Certificates, if any, which have been made by the Trustee and subsequently recovered from Holders, and the dates on which such distributions were made. Such payment under the applicable Policy shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order and not to the Trustee or any Class A-8 Certificateholder directly (unless such Certificateholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order, in which case such payment shall be disbursed to the Trustee for distribution to such Certificateholder upon proof of such payment reasonably satisfactory to Financial Security).

          (e) The Trustee shall promptly notify Financial Security and the Fiscal Agent, if any, of any proceeding or the institution of any action seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A-8 Certificates as to which it has actual knowledge. Each Holder of a Class A-8 Certificate, by its purchase of such Certificates and the Trustee hereby agree that Financial Security (so long as no Financial Security Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, Financial Security shall be subrogated to the rights of the Trustee and each Holder in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

          (f) The Trustee acknowledges, and each Holder of a Class A-8 Certificate by its acceptance of such Certificate agrees, that without any further action on the part of Financial Security, Financial Security shall be subrogated to all of the rights to amounts distributable to such Certificateholders in respect of Class A Subclass Unpaid Interest Shortfalls, Non-Supported Interest Shortfalls allocated to such Certificates and recoveries, if any, with respect to the Class A-8 Principal Loss Amounts with respect to amounts paid under the Policy. The Class A-8 Certificateholders by acceptance of such Certificates assign their rights as Holders of such Certificates to Financial Security to the extent of Financial Security's interest with respect to amounts paid.

          (g) The Master Servicer shall designate a Financial Security Contact Person who shall be available to Financial Security to provide reasonable access to information regarding the Mortgage Loans. The initial Financial Security Contact Person is appointed in Section 11.29.

          (h) The Trustee shall surrender the Policy to Financial Security for cancellation upon the expiration of the term of the Policy as provided in the Policy.

          (i) The Trustee upon receipt from the Master Servicer shall send to Financial Security the report prepared pursuant to Section 3.05 and the statements prepared pursuant to Section 4.04.

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

          (a) The Class A, Class M and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-9, Class A-10, Class A-R and Class A-LR Certificates, integral multiples of $1,000 (or 1% Percentage Interest in the case of the Class A-WIO Certificates) in excess thereof (except, if necessary, for one Certificate of each Class or Subclass (other than the Class A-9, Class A-10, Class A-WIO, Class A-R and Class A-LR Certificates) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class or Subclass to equal the aggregate Original Class A Subclass Principal Balance, Original Class M Principal Balance or the aggregate Original Class B Subclass Principal Balance of such Class or Subclass, as the case may be), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-PO, A-WIO, A-R, A-LR, B-1, B-2,
B-3, B-4, B-5, C, and  D  (reverse  side  of  Certificates)  hereto. On original issue, the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A, Class M and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Until such time as  Definitive  Certificates  are issued  pursuant  to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

          "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person, is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

          (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

          (i) the provisions of this Section 5.01(b) shall be in full force and effect;

          (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

          (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

          (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

          (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

          Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

Section 5.02.  Registration of Certificates.

          (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

          Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass.

          At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

          (b) No transfer of a Class A-WIO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-WIO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and
(ii) the Trustee shall require the transferee (other than of a Class A-WIO Certificate where such transferee is an affiliate of the Seller and such transfer is made on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class A-WIO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class A-WIO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates under said Act or any other securities law.

          (c) No transfer of a Class A-WIO Certificates (other than to an affiliate of the Seller on the Closing Date) or Class A-12, Class M or Class B Certificate shall be made unless the Trustee shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class A-WIO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificate, or in the form of Exhibit K hereto, in the case of a Class A-12 Certificate, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to the fiduciary responsibility provisions of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, or subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or investing the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) (other than with respect to a Class A-WIO Certificate) if such transferee is an insurance company, the source of funds used to purchase the Class A-12, Class M or Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and
there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (ii) in the case of any such Class A-12, Class A-WIO, Class M or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class A-12, Class A-WIO, Class M or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. Each Class A-12, Class A-WIO, Class M and Class B Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph.

          (d) No legal or beneficial interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

          The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

          Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any
Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class or Subclass. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

          Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

Section 5.05.  Access to List of Certificateholders' Names and Addresses.

          (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class or Subclass as of the most recent Record Date.

          (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

          (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

Section 5.06.  Maintenance of Office or Agency.

          The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

Section 5.07.  Definitive Certificates.

          If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Subclass of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

Section 5.08.  Notices to Clearing Agency.

          Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01.  Liability of the Seller and the Master Servicer.

          The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

Section 6.02.  Merger or Consolidation of the Seller or the Master Servicer.

          Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

Section 6.03. Limitation on Liability of the Seller, the Master Servicer and Others.

          Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A, Class M and Class B Certificates in the same manner as Realized Losses are allocated pursuant to
Section 4.02(a).

Section 6.04.  Resignation of the Master Servicer.

          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, a copy of which shall be delivered, but not addressed, to Financial Security. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

Section 6.05.  Compensation to the Master Servicer.

          The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

Section 6.06.  Assignment or Delegation of Duties by Master Servicer.

          The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency (without, in the case of the Class A-10 Certificates, giving effect to the guaranty provided by Financial Security); and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

Section 6.07.  Indemnification of Trustee and Seller by Master Servicer.

          The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

          In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

          (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both FNMA and FHMLC, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

Section 7.02.  Other Remedies of Trustee.

          During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 7.03.  Directions by Certificateholders and
               Duties of Trustee During Event of Default.

          During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

Section 7.04.  Action upon Certain Failures of the
               Master Servicer and upon Event of Default.

          In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

Section 7.05.  Trustee to Act; Appointment of Successor.

          When the Master Servicer  receives  notice of termination  pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) (without, in the case of the Class A-10 Certificates, giving effect to the guaranty provided by Financial Security) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

Section 7.06.  Notification to Certificateholders.

          Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Financial Security and Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Financial Security and Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Servicers pursuant to Articles III, IV and IX.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

          (iii) the Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer was negligent in ascertaining the pertinent facts.

          None of the provisions contained in this Agreement shall require the Trustee or to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 8.02.  Certain Matters Affecting the Trustee.

          Except as otherwise provided in Section 8.01:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

          (iv) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

Section 8.03.  Trustee Not Required to Make Investigation.

          Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand.

Section 8.04.  Trustee Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

Section 8.05.  Trustee May Own Certificates.

          The Trustee and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent.

Section 8.06.  The Master Servicer to Pay Fees and Expenses.

          The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

Section 8.07.  Eligibility Requirements.

          The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, such entity shall resign immediately in the manner and with the effect specified in Section 8.08.

Section 8.08.  Resignation and Removal.

          The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

          Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

Section 8.09.  Successor.

          Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

          Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

Section 8.10.  Merger or Consolidation.

          Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

Section 8.11.  Authenticating Agent.

          The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

          Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the
Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of
resignation  or  upon  such  a   termination,   or  in  case  at  any  time  the
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

          The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

Section 8.12.  Separate Trustees and Co-Trustees.

          The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

          (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

          (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

          Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

          No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

          The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

          The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

Section 8.13.  Appointment of Custodians.

          The Trustee may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

Section 8.14.  Tax Matters; Compliance with REMIC Provisions.

          (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of the execution of any action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax returns, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-WIO and Class A-R Certificates, the Class M Certificates and the Class B-l, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L2, Class A-L8, Class A-L9, Class AP-L, Class AIO-L, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class M-L Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code
Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Upper-Tier REMIC or Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master
Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be tax matters persons in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

          In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class and Subclass of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of the REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

          (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee to perform its obligations under this Section 8.14.

Section 8.15.  Monthly Advances.

          In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by
Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

Section 9.01.  Termination upon Purchase by the
               Seller or Liquidation of All Mortgage Loans.

          Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section 9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.24. In the case of any purchase by the Seller pursuant to said clause
(i),  the Seller  shall  provide to the  Trustee the  certification  required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

          Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Subclasses of Class A Certificates, the respective Class A Subclass Principal Balance together with any related Class A Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class A Subclass Interest Accrual Amount, (ii) as to the Class M Certificates, the Class M Principal Balance together with any related Class M Unpaid Interest Shortfall and one month's interest at the Class M Pass-Through Rate on the Class M Principal Balance, (iii) as to the Subclasses of Class B Certificates, the respective Class B Subclass Principal Balance together with any related Class B Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class B Subclass Interest Accrual Amount and (iv) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes in the manner specified in
Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and
(iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

          In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

Section 9.02.  Additional Termination Requirements.

          In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

          (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and Lower-Tier REMIC; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01.  Amendment.

          (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee, and with respect only to amendments affecting the rights or obligations of Financial Security, with the consent of Financial Security, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Upper-Tier REMIC or the Lower-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect (without, in the case of the Class A-8 Certificates, giving effect to the guaranty provided by Financial Security), (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier REMIC or the Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

          This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of Financial Security (only with respect to amendments affecting the rights or obligations of Financial Security) and the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interests of each Class or Subclass of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or Subclass; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class or Subclass in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class or Subclass evidencing, as to such Class or Subclass, Voting Interests aggregating not less than 66 2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class or Subclass the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class or Subclass then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

          It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder, the Trustee or Financial Security; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

          (a) changing the Applicable Unscheduled Principal Receipt Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

          (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month
               Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

          A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

Section 10.02.  Recordation of Agreement.

          This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 10.03.  Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 10.04.  Governing Law; Jurisdiction.

          This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 10.05.  Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way,
Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department and (iv) in the case of Financial Security, to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Senior Vice President --
Surveillance  Department;  Telex:  212-668-3101;   Confirmation:   212-826-0100;
Telecopy: 212-339-3518 or 212-339-3529 (in each case in which notice or other communication to Financial Security refers to a Servicer Default or a claim under the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head -- Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED"). Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

          For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, such Servicer or a Certificateholder.

Section 10.06.  Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.07.  Special Notices to Rating Agencies and Financial Security.

          (a) The Trustee shall give prompt notice to each Rating Agency and Financial Security of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 10.01(a);

          (ii) any sale or  transfer  of the Class B  Certificates  pursuant  to
     Section 5.02 to an affiliate of the Seller;

          (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

          (iv) any resignation of the Master Servicer pursuant to Section 6.04;

          (v) the  occurrence  of any of the  Events  of  Default  described  in
     Section 7.01;

          (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

          (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

          (viii) the making of a final payment pursuant to Section 9.01.

          (b) The Master Servicer shall give prompt notice to each Rating Agency and Financial Security of the occurrence of any of the following events:

          (i) the appointment of a Custodian pursuant to Section 2.02;

          (ii) the  resignation  or removal of the  Trustee  pursuant to Section
     8.08;

          (iii) the appointment of a successor trustee pursuant to Section 8.09; or

          (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

          (c) The Master Servicer shall deliver to each Rating Agency and Financial Security:

                   (i)     reports prepared pursuant to Section 3.05; and

                  (ii)     statements prepared pursuant to Section 4.04.

Section 10.08.  Covenant of Seller.

          The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

Section 10.09.  Recharacterization.

          The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01.  Class A Fixed Pass-Through Rate.

          The Class A Fixed Pass-Through Rate is 7.50% per annum.

Section 11.02.  Cut-Off Date.

          The Cut-Off Date for the Certificates is March 1, 1997.

Section 11.03.  Cut-Off Date Aggregate Principal Balance.

          The Cut-Off Date Aggregate Principal Balance is $225,041,300.94.

Section 11.04.  Original Class A Percentage.

          The Original Class A Percentage is 95.97744312%

Section 11.05.  Original Class A Subclass Principal Balances.

          As to the following Subclasses of Class A Certificates, the Class A Subclass Principal Balance of such Subclass as of the Cut-Off Date, as follows:

                                       Original Class A
          Class A Subclass             Subclass Principal Balance

            Class A-1                      $ 19,324,000.00
            Class A-2                      $ 20,000,000.00
            Class A-3                      $  3,008,000.00
            Class A-4                      $  4,500,000.00
            Class A-5                      $ 60,439,000.00
            Class A-6                      $ 31,016,000.00
            Class A-7                      $ 11,496,000.00
            Class A-8                      $ 29,702,000.00
            Class A-9                      $    298,000.00
            Class A-11                     $ 32,000,000.00
            Class A-12                     $  3,000,000.00
            Class A-PO                     $  1,256,218.72
            Class A-LR                     $        100.00
            Class A-R                      $        100.00

Section 11.06.  Original Class A Non-PO Principal Balance.

          The Original Class A Non-PO Principal Balance is $214,783,200.00.

Section 11.07.  Original Class A-10 Notional Amount.

          The Original Class A-10 Notional Amount is $19,324,000.00.

Section 11.08.  Original Subordinated Percentage.

          The Original Subordinated Percentage is 4.02255688%.

Section 11.09. Original Class M Percentage.

          The Original Class M Percentage is 1.25700961%.

Section 11.10.  Original Class M Principal Balance.

          The Original Class M Principal Balance is $2,813,000.00.

Section 11.11.  Original Class M Fractional Interest.

          The Original Class M Fractional Interest is 2.76554726%.

Section 11.12.  Original Class B-1 Percentage.

          The Original Class B-1 Percentage is 1.55863830%.

Section 11.13.  Original Class B-2 Percentage.

          The Original Class B-2 Percentage is 0.40217158%.

Section 11.14.  Original Class B-3 Percentage.

          The Original Class B-3 Percentage is 0.35212356%.

Section 11.15.  Original Class B-4 Percentage.

          The Original Class B-4 Percentage is 0.20108579%.

Section 11.16.  Original Class B-5 Percentage.

          The Original Class B-5 Percentage is 0.25152804%.

Section 11.17.  Original Class B Principal Balance.

          The Original Class B Principal Balance is $6,188,882.22.

Section 11.18.  Original Class B Subclass Principal Balances.

          As to any Class B Certificate, the Class B Subclass Principal Balance of such Subclass as of the Cut-Off Date, is as follows:

                                       Original Class B
          Class B Subclass             Subclass Principal Balance

            Class B-1                    $ 3,488,000.00
            Class B-2                    $   900,000.00
            Class B-3                    $   788,000.00
            Class B-4                    $   450,000.00
            Class B-5                    $   562,882.22

Section 11.19.  Original Class B-1 Fractional Interest.

          The Original Class B-1 Fractional Interest is 1.20690896%.

Section 11.20.  Original Class B-2 Fractional Interest.

          The Original Class B-2 Fractional Interest is 0.80473738%.

Section 11.21.  Original Class B-3 Fractional Interest.

          The Original Class B-3 Fractional Interest is 0.45261382%.

Section 11.22.  Original Class B-4 Fractional Interest.

          The Original Class B-4 Fractional Interest is 0.25152803%.

Section 11.23.  Closing Date.

          The Closing Date is March 27, 1997.

Section 11.24.  Right to Purchase.

          The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $22,504,130.09 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

Section 11.25.  Wire Transfer Eligibility.

          With respect to the Class A Certificates (other than the Class A-10 and Class A-WIO Certificates), the minimum Denomination eligible for wire transfer on each Distribution Date is $5,000,000. With respect to the Class A-10 Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $5,000,000 Original Class A-10 Notional Amount. With respect to the Class A-WIO Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 25% Percentage Interest. The Class A-3, Class A-4, Class A-9, Class A-12, Class A-PO, Class A-R, Class A-LR, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates are not eligible for wire transfer; provided, however, for so long as the Holder of the Class A-3 or Class A-4 Certificates is the Clearing Agency or its nominee, such Holder will be entitled to a wire transfer.

Section 11.26.  Single Certificate.

          A Single Certificate for each Subclass of Class A Certificates (other than the Class A-8, Class A-9, Class A-10, Class A-WIO, Class A-R and Class A-LR Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-8 Certificates represents a $1,000 Denomination. A Single Certificate for the Class A-9 Certificate represents a $298,000 Denomination. A Single Certificate for the Class A-10 Certificate represents a $19,324,000 Denomination. A Single Certificate for the Class A-WIO Certificates represents a Denomination of 25% Percentage Interest. A Single Certificate for each of the Class A-R and Class A-LR Certificates represents a $100 Denomination. A Single Certificate for each of the Class M, Class B-1, Class B-2, Class B-3 and Class B-5 Certificates represents a $250,000 Denomination. A Single Certificate for the Class B-4 Certificate represents a Denomination equal to the Original Class B Subclass Principal Balance of such Subclass.

Section 11.27.  Servicing Fee Rate.

          The rate used to calculate the Servicing Fee is equal to 0.250% per annum.

Section 11.28.  Master Servicing Fee Rate.

          The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.016% per annum.

Section 11.29.  Initial Financial Security Contact Person.

          The initial Financial Security Contact Person shall be B. David Bialzak, Vice President of the Seller.

          IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                   NORWEST ASSET SECURITIES CORPORATION
                                     as Seller

                                   By------------------------------------------
                                      Name:------------------------------------
                                      Title:-----------------------------------


                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                     as Master Servicer


                                   By:
                                      Name:------------------------------------
                                      Title:-----------------------------------


                                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                                     as Trustee


                                   By:-----------------------------------------
                                      Name:------------------------------------
                                      Title:-----------------------------------

Attest:
By:----------------------------
Name:--------------------------
Title:-------------------------

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

          On this 27th day of March, 1997, before me, a notary public in and for the State of New York, personally B. David Bialzak, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

          On this 27th day of March, 1997, before me, a notary public in and for the State of New York, personally appeared Sherri Sharps, known to me who, being by me duly sworn, did depose and say that she resides at Frederick; that she is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA)
                       ) ss.:
COUNTY OF              )

          On this 27th day of March, 1997, before me, a notary public in and for the State of North Carolina, personally appeared --------------------, known to me who, being by me duly sworn, did depose and say that s/he resides at ----------------, North Carolina; that s/he is a --------------------- of First
Union National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA )
                        ) ss.:
COUNTY OF               )

          On this 27th day of March, 1997, before me, a notary public in and for the State of North Carolina, personally appeared --------------------, known to me who, being by me duly sworn, did depose and say that he resides at --------------------, North Carolina; that he is a ----------------------- of
First Union National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

    Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates,
          Series 1997-4 Applicable Unscheduled Principal Receipt Period

                                         Full Unscheduled    Partial Unscheduled
 Servicer                                Principal Receipts  Principal Receipts

 Countrywide Home Loans, Inc.               Prior Month        Prior Month
 First Bank National Association            Prior Month        Prior Month
 HomeSide Lending                           Prior Month        Prior Month
 National City Mortgage Company             Prior Month        Prior Month
 Suntrust Mortgage, Inc.                    Prior Month        Prior Month
 Norwest Mortgage, Inc. (Exhibit F-1)       Prior Month        Prior Month
 Norwest Mortgage, Inc. (Exhibit F-2)       Mid-Month          Mid-Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-4 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination: $
by this Certificate:  %

          THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-4 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By-----------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-4 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          UNTIL THE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST WILL BE ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination: $
by this Certificate:  %

          THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 7.50% per annum. Prior to the Accretion Termination Date, interest otherwise available for distribution with respect to this Certificate will not be distributed as interest on this Certificate but such amount will be added to the principal balance of this Certificate on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on March 27, 1997, at an issue price of 94.63567%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 225% SPA (as defined in the Prospectus Supplement dated March 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 30.31098227%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 9.51%; and
(iii) the amount of OID allocable to the short first accrual period (March 27, 1997 to April 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.69957443%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-4 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------------------
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-4 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997


Percentage Interest evidenced          Denomination: $
by this Certificate:  %

          THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------------------
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-4 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate:      %

          THIS CERTIFIES THAT ------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------------------
   Authorized Officer

                                   EXHIBIT A-7

                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-4 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate:      %

          THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-7 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on March 27, 1997, and based on its issue price of 97.81367%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 225% SPA (as defined in the Prospectus Supplement dated March 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 2.22800000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.87%; and
(iii) the amount of OID allocable to the short first accrual period (March 27, 1997 to April 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01509366%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------------------
   Authorized Officer

                                   EXHIBIT A-8

                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-4 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate:      %

          THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest to be distributed to Holders of Class A-8 Certificates on such Distribution Date as specified in the Agreement. Distributions of principal will be made to the Holders of the Class A-8 Certificates as described below and in the Agreement. Prior to the first Distribution Date following the first Distribution Date on which any principal losses are allocated to the Class A-8 Certificateholders occurring on or after the earliest to occur of (a) the Cross-Over Date, (b) the date on which Special Hazard Losses exceed the Special Hazard Loss Amount, (c) the date on which Fraud Losses exceed the Fraud Loss Amount and (d) the date on which Bankruptcy Losses exceed the Bankruptcy Loss Amount, distributions in reduction of the principal balance of this Certificate (including amounts paid in respect of such losses under the Policy as defined below) will be made only in lots equal to $1,000 initial principal balance and in accordance with the priorities and procedures set forth in Section 4.07 of the Agreement (i) at the request of Deceased Holders (ii) at the request of Living Holders and (iii) by random lot. On and after such Distribution Date, distributions in reduction of principal balance will be made as provided in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement. Any Non-Supported Interest Shortfall allocated to the Class A-8 Certificates will be covered, to the extent available, by funds in the Reserve Fund, to the extent described in the Agreement and then by the Policy described below.

          The Class A-8 Certificates will be entitled to the benefits of a Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. (the "Policy") to the extent described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By-------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------------------
   Authorized Officer

                                   EXHIBIT A-9

                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-4 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate:      %

          THIS CERTIFIES THAT ------------------------ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-9 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the Class A Subclass Distribution Amount for the Class A-9 Certificate required to be distributed to Holder of the Class A-9 Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The
Class A-9 Certificate will not be entitled to distributions in respect of interest.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on March 27, 1997, at an issue price of 30.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 225% SPA (as defined in the Prospectus Supplement dated March 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 70.00000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.83%; and (iii) the amount of OID allocable to the short first accrual period (March 27, 1997 to April 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.20608299%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By-------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                  EXHIBIT A-10

                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

Certificate No.                Cut-Off Date:   March 1, 1997

CUSIP No.:                     First Distribution Date:  April 25, 1997

Percentage Interest evidenced  Denomination:$------- (Initial Notional Amount)

by this Certificate:      %

          THIS CERTIFIES THAT ------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-10 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date"), in an amount equal to the Class A Subclass Distribution Amount for the Class A-10 Certificate for such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Class A-10 Certificate is not entitled to distributions in respect of principal. Interest will accrue on the Class A-10 Certificate each month in an amount equal to the product of (i) 1/12th of 0.25% and (ii) the Class A-10 Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificate, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on March 27, 1997, at an issue price of 0.53056% of the initial Class A-10 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption 225% SPA (as defined in the Prospectus Supplement dated March 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial Class A-10 Notional Amount is approximately 0.33665625%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 27.66%; and (iii) the amount of OID allocable to the short first accrual period (March 27, 1997 to April 25, 1997) as a percentage of the initial Class A-10 Notional Amount, calculated using the exact method, is approximately 0.01140579%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By-------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                  EXHIBIT A-11

                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4 CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate:      %

          THIS CERTIFIES THAT ------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-11 Certificates required to be distributed to Holders of Class A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-11 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer

Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                  EXHIBIT A-12

                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED TO THE CLASS A-11 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4 CLASS A-12

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   March 1, 1997

CUSIP No.:                            First Distribution Date:  April 25, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate:      %

          THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-12 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-12 Certificates required to be distributed to Holders of Class A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-12 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-12 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          No transfer of a Class A-12 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement. Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By-------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A-PO Distribution Amount required to be distributed to Holders of Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on March 27, 1997, at an issue price of 65.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 225% SPA (as defined in the Prospectus Supplement dated March 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 35.00000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.04%; and (iii) the amount of OID allocable to the short first accrual period (March 27, 1997 to April 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.35560128%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4, CLASS A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $100.00
by this Certificate: 100%

          THIS CERTIFIES THAT ------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:  March 27, 1997

                                    First Union National Bank of North Carolina,
                                     Trustee


                                    By-----------------------------------------
                                      Authorized Officer

Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------------------
   Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4, CLASS A-LR


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $100.00
by this Certificate: 100%

          THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-LR Certificate required to be distributed to the Holders of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:  March 27, 1997

                                   First Union National Bank of North Carolina,
                                     Trustee


                                   By-----------------------------------------
                                     Authorized Officer

Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------------------
   Authorized Officer

                                  EXHIBIT A-WIO

                    [FORM OF FACE OF CLASS A-WIO CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4 CLASS A-WIO

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced
by this Certificate:      %

          THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-WIO Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-WIO Certificates required to be distributed to Holders of Class A-WIO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-WIO Certificates will not be entitled to distributions in respect of principal. Interest will accrue on the Class A-WIO Certificates during each month in an amount equal to the product of (A) 1/12th of (i) the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans on the first day of such month minus (ii) 7.50% and (B) the Class A-WIO Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-WIO Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          No transfer of a Class A-WIO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on March 27, 1997, at an issue price of 1.33465% of the initial Class A-WIO Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming (a) that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 225% SPA (as defined in the Prospectus Supplement dated March 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR Certificates) used to price this Certificate and
(b) that the Pass-Through  Rate hereon changes in accordance with the Prepayment
Assumption: (i) the amount of OID as a percentage of the initial Class A-WIO Notional Amount is approximately 1.21501710%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 14.85%; and (iii) the amount of OID allocable to the short first accrual period (March 27, 1997 to April 25, 1997) as a percentage of the initial Class A-WIO Notional Amount, calculated using the exact method, is approximately 0.01541153%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES, FINANCIAL SECURITY AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4, CLASS B-1

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   March 1, 1997

CUSIP No.:                            First Distribution Date:  April 25, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Financial Security and the Class M Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          No transfer of a Class B-1 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee


By -----------------------------------------
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, FINANCIAL SECURITY, THE CLASS M CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4, CLASS B-2

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Financial Security, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          No transfer of a Class B-2 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on March 27, 1997, and based on its issue price of 96.97917%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 225% SPA (as defined in the Prospectus Supplement dated March 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.06250000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.92%; and
(iii) the amount of OID allocable to the short first accrual period (March 27, 1997 to April 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01429706%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By-------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------------------
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, FINANCIAL SECURITY, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4, CLASS B-3

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate:         %

          THIS CERTIFIES THAT ------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Financial Security, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on March 27, 1997, and based on its issue price of 82.94792%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 225% SPA (as defined in the Prospectus Supplement dated March 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 17.09375000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 10.16%; and (iii) the amount of OID allocable to the short first accrual period (March 27, 1997 to April 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.07190239.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee


By -----------------------------------------
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, FINANCIAL SECURITY, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4, CLASS B-4

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate:

          THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Financial Security, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on March 27, 1997, and based on its issue price of 65.29167%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 225% SPA (as defined in the Prospectus Supplement dated March 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 34.75000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 13.94%; and (iii) the amount of OID allocable to the short first accrual period (March 27, 1997 to April 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.12437668%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer

Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, FINANCIAL SECURITY, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-4, CLASS B-5

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate:

          THIS CERTIFIES THAT ------------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Financial Security, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate is issued on March 27, 1997, and based on its issue price of 34.01042%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 225% SPA (as defined in the Prospectus Supplement dated March 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R and Class A-LR Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 66.03125000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 27.41%; and (iii) the amount of OID allocable to the short first accrual period (March 27, 1997 to April 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.14107903%.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By------------------------------------------
  Authorized Officer

Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------------------
   Authorized Officer

                                    EXHIBIT C
                      [FORM OF FACE OF CLASS M CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND FINANCIAL SECURITY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-4, CLASS M

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   March 1, 1997

CUSIP No.:                             First Distribution Date:  April 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

          THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class M Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Financial Security as specified in the Agreement, any Class M Distribution Amount required to be distributed to Holders of Class M Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class M Certificates applicable to each Distribution Date will be 7.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class M Certificates, as described in the Agreement.

          Distributions  on this  Certificate  will be  made  on  behalf  of the
Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          No transfer of a Class M Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  March 27, 1997
First Union National Bank of North Carolina,
  Trustee
By-------------------------------------------
  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------------------
   Authorized Officer

                                    EXHIBIT D

                 [Form of Reverse of Series 1997-4 Certificates]

                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1997-4

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT
                                   ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto---------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    (Please print or typewrite name and address  including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Social Security or other Identifying Number of Assignee:

-------------------------------------------------------------------------------

Dated:

                                       -----------------------------------
                                       Signature by or on behalf of assignor

                                       -----------------------------------
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to ---------------------- for the account of ----------------------------------------------- account number -------------, or, if  mailed  by check, to --------------------------------------------------.
Applicable  statements should be mailed to ------------------------------------.

          This   information  is  provided  by   --------------------------- the
assignee named above, or ---------------------------------, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT
                               -------------------

          THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of ------------, by and among FIRST UNION NATIONAL BANK OF NORTH CAROLINA, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and -------------------------- (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                           W I T N E S S E T H  T H A T
                           ----------------------------

          WHEREAS, the Seller, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement dated as of March 27, 1997 relating to the issuance of Mortgage Pass-Through Certificates, Series 1997-4 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

          WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

          Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

          Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

          Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

          Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

          Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

          Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to
Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

          From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

          Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

          Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

          Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

          Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

          Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

          The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

          Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

          Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

          Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

          Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

          Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

          Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                  FIRST UNION NATIONAL BANK
                                          OF NORTH CAROLINA

230 South Tryon Street                    By:---------------------------------
Charlotte, North Carolina 28288           Name:-------------------------------
                                          Title:------------------------------



Address:                                  NORWEST ASSET SECURITIES
                                          CORPORATION
7485 New Horizon Way
Frederick, Maryland  21703                By:---------------------------------
                                          Name:-------------------------------
                                          Title:------------------------------



Address:                                  NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION
7485 New Horizon Way
Frederick, Maryland  21703                By:---------------------------------
                                          Name:-------------------------------
                                          Title:------------------------------


Address:                                   [CUSTODIAN]

                                            By:-------------------------------
                                            Name:-----------------------------
                                            Title:----------------------------

STATE OF       )
               :  ss.:
COUNTY OF      )

          On this ---- day of ---------, 19--, before me, a notary public in and for the State of -----------, personally appeared -------------------, known to me who, being by me duly sworn, did depose and say that he resides at --------------------------; that he is the ----------- of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                             ---------------------------------
                                                     Notary Public


[NOTARIAL SEAL]

STATE OF          )
                  :  ss.:
COUNTY OF         )

          On this ---- day of ---------, 19, before me, a notary public in and for the State of -----------, personally appeared ----------------, known to me who, being by me duly sworn, did depose and say that he resides at ----------------------; that he is the ------------- of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                             ----------------------------------
                                                        Notary Public



[NOTARIAL SEAL]

STATE OF       )
               :  ss.:
COUNTY OF      )

          On this --- day of --------, 19--, before me, a notary public in and for the State of ------------, personally appeared ---------- ---------, known to me who, being by me duly sworn, did depose and say that he resides at --------------------------; that he is the -------------------- of First Union
National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                             ----------------------------------
                                                        Notary Public



[NOTARIAL SEAL]

STATE OF       )
               :  ss.:
COUNTY OF      )

          On this ---- day of --------, 19 , before me, a notary public in and for the State of ----------, personally appeared ---------- ----------, known to me who, being by me duly sworn, did depose and say that he resides at
--------------------------;   that   he  is   the   -----------------------   of
----------------------,  a  -------------------------,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                             ----------------------------------
                                                        Notary Public



[NOTARIAL SEAL]

                                   EXHIBIT F-1


            [Schedule of Mortgage Loans Serviced by Norwest Mortgage
                 from locations other than Frederick, Maryland]

NASCOR
NMI / 1997-4  Exhibit F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
6990917   VIENNA                VA      22181   SFD       8.250     7.984     $3,966.69    360       1-Jun-26           $524,882.30
6993995   SUNNYVALE             CA      94087   SFD       7.750     7.484     $1,862.67    360       1-Nov-26           $259,258.85
6994304   ATHERTON              CA      94027   SFD       7.750     7.484     $4,063.49    360       1-Dec-26           $565,991.26
6994307   AUSTIN                TX      78731   SFD       8.125     7.859     $1,989.89    360       1-Dec-26           $267,470.51
6994351   HOWELL                NJ      07731   SFD       7.875     7.609     $1,087.60    360       1-Dec-26           $149,688.30
6994367   WESTMINSTER           CO      80030   SFD       8.000     7.734     $2,623.21    360       1-Dec-26           $356,775.55
6994406   ALPHARETTA            GA      30202   SFD       7.750     7.484     $1,576.11    360       1-Dec-26           $219,531.15
6994410   WOODCLIFF LAKE        NJ      07675   SFD       8.125     7.859     $3,712.49    360       1-Dec-26           $498,825.23
6994450   NEDERLAND             CO      80466   SFD       8.125     7.859     $5,197.48    360       1-Dec-26           $698,616.98
6994508   KERRVILLE             TX      78028   SFD       8.000     7.734     $3,228.56    360       1-Jan-27           $438,400.91
6994549   REDWOOD CITY          CA      94065   SFD       7.625     7.359     $2,176.47    360       1-Jan-27           $307,053.46
6994554   WASHINGTON            DC      20015   SFD       7.875     7.609     $1,943.19    360       1-Dec-26           $267,443.04
6994565   DALLAS                TX      75230   SFD       7.875     7.609     $4,350.42    360       1-Jan-27           $599,171.45
6994566   AUSTIN                TX      78746   SFD       7.750     7.484     $2,378.49    360       1-Jan-27           $331,529.84
6994567   SAN JOSE              CA      95132   SFD       7.750     7.484     $1,576.11    360       1-Dec-26           $219,531.15
6994583   VICTORIA              MN      55386   SFD       7.750     7.484     $1,540.29    360       1-Jan-27           $214,695.52
6994586   ENGLEWOOD             CO      80111   PUD       7.875     7.609     $3,712.36    360       1-Jan-27           $511,292.97
6994597   HOUSTON               TX      77063   SFD       7.750     7.484     $2,507.44    360       1-Dec-26           $349,211.30
6994602   GOLETA                CA      93117   SFD       8.500     8.234     $1,676.23    360       1-Dec-26           $217,601.00
6994611   CRYSTAL LAKE          IL      60014   SFD       8.250     7.984     $2,035.18    360       1-Dec-26           $270,378.20
6994615   EDINA                 MN      55424   SFD       7.625     7.359     $2,643.26    360       1-Dec-26           $372,633.95
6994616   DURANGO               CO      81326   SFD       7.875     7.609     $2,537.74    360       1-Jan-27           $349,516.69
6994618   BALTIMORE             MD      21212   SFD       7.500     7.234     $1,538.27    360       1-Jan-27           $219,672.24
6994626   RENTON                WA      98059   SFD       7.750     7.484     $1,856.94    360       1-Jan-27           $258,560.23
6994631   SANTA CLARITA         CA      91321   PUD       8.500     8.234     $1,937.66    360       1-Jul-26           $250,646.94
6994647   ENCINITAS             CA      92024   SFD       7.625     7.359     $1,557.15    360       1-Dec-26           $219,519.26
6994656   ST PAUL               MN      55105   SFD       8.000     7.734     $2,201.29    360       1-Jan-27           $299,596.08
6994673   INCLINE VILLAGE       NV      89451   SFD       7.750     7.484     $2,005.95    360       1-Dec-26           $279,403.31
6994683   ASHEVILLE             NC      28803   SFD       7.125     6.859     $1,482.18    360       1-Jan-27           $219,647.10
6994706   KENNER                LA      70065   SFD       8.000     7.734     $1,981.16    360       1-Jan-27           $269,636.47
6994707   METAIRIE              LA      70002   SFD       7.750     7.484     $1,540.29    360       1-Jan-27           $214,695.52
6994712   FRANKTOWN             CO      80116   SFD       8.125     7.859     $2,598.74    360       1-Jan-27           $349,540.55
6994741   DURANGO               CO      81301   PUD       7.875     7.609       $725.07    360       1-Jan-27            $99,861.91
6994779   SAN ANTONIO           TX      78258   SFD       7.500     7.234     $1,834.74    360       1-Jan-27           $262,009.30
6994785   AURORA                CO      80012   SFD       8.125     7.859     $1,624.81    360       1-Jan-27           $218,542.73
6994789   WESTON                MA      02193   SFD       8.500     8.234     $4,569.65    360       1-Dec-26           $593,212.25
6994796   NOVI                  MI      48375   SFD       8.000     7.734     $2,714.93    360       1-Jan-27           $369,501.82
6994827   LIVERMORE             CA      94550   SFD       7.750     7.484     $1,724.36    360       1-Dec-26           $240,181.06
6994830   ORANGE                CA      92667   PUD       8.000     7.734     $3,595.45    360       1-Jan-27           $489,340.24
6994833   AURORA                CO      80016   SFD       7.875     7.609     $1,595.15    360       1-Dec-26           $219,542.82
6994841   MERCER ISLAND         WA      98040   SFD       7.875     7.609     $6,525.62    360       1-Dec-26           $898,129.67
6994843   WEST LINN             OR      97068   SFD       8.125     7.859     $1,882.23    360       1-Dec-26           $252,999.15
6994848   MISSION VIEJO         CA      92692   PUD       8.000     7.734     $2,064.81    360       1-Nov-26           $280,637.17
6994860   BELMONT               MA      02178   SFD       7.875     7.609     $2,316.60    360       1-Jan-27           $319,058.80
6994868   CARLSBAD              CA      92008   PUD       9.000     8.734     $2,425.94    360       1-Jul-26           $300,147.37
6994905   BURKE                 VA      22015   SFD       7.375     7.109     $1,961.52    360       1-Jan-27           $283,566.47
6994956   POMPANO BEACH         FL      33062   LCO       8.500     8.234       $726.62    360       1-Jan-27            $94,385.10
6994965   LOGAN                 UT      84321   SFD       8.250     7.984       $563.45    360       1-Dec-26            $74,842.68




(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
80.00                                      0.250                            0.0160
60.47                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
75.00                                      0.250                            0.0160
75.26                                      0.250                            0.0160
64.14                                      0.250                            0.0160
58.82                                      0.250                            0.0160
43.75                                      0.250                            0.0160
73.33                                      0.250                            0.0160
75.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
69.65                                      0.250                            0.0160
79.05                                      0.250                            0.0160
65.49                                      0.250                            0.0160
62.32                                      0.250                            0.0160
80.00                                      0.250                            0.0160
58.33                                      0.250                            0.0160
94.78                    11                0.250                            0.0160
89.65                    01                0.250                            0.0160
79.99                                      0.250                            0.0160
78.65                                      0.250                            0.0160
41.12                                      0.250                            0.0160
80.00                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
78.57                                      0.250                            0.0160
68.18                                      0.250                            0.0160
70.00                                      0.250                            0.0160
67.43                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
68.25                                      0.250                            0.0160
71.43                                      0.250                            0.0160
73.15                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
70.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
70.00                                      0.250                            0.0160
61.11                                      0.250                            0.0160
37.50                                      0.250                            0.0160
78.00                                      0.250                            0.0160
89.99                    13                0.250                            0.0160
90.00                    33                0.250                            0.0160
90.00                    01                0.250                            0.0160
63.50                                      0.250                            0.0160
70.00                                      0.250                            0.0160
60.00                                      0.250                            0.0160

NASCOR
NMI / 1997-4  Exhibit F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
6994976   OAKDALE               MN      55128   SFD       8.000     7.734     $1,761.04    360       1-Jan-27           $239,537.30
6994980   CORCORAN              MN      55340   SFD       7.625     7.359     $2,647.15    360       1-Jan-27           $373,456.90
6995014   BRECKENRIDGE          CO      80424   PUD       7.625     7.359     $1,557.15    360       1-Jan-27           $219,680.52
6995050   INDIANAPOLIS          IN      46239   SFD       7.500     7.234       $957.04    240       1-Dec-16           $118,152.35
6995051   ARLINGTON             VA      22207   SFD       7.500     7.234     $1,594.21    360       1-Jan-27           $227,660.52
6995052   WYCKOFF               NJ      07481   SFD       7.875     7.609     $1,595.15    360       1-Jan-27           $219,696.21
6995055   GLENDALE              AZ      85308   PUD       8.250     7.984     $2,028.42    360       1-Apr-26           $268,039.66
6995057   EAST TROY             WI      53149   SFD       8.125     7.859     $4,454.98    360       1-Dec-26           $598,814.57
6995069   LONGMEADOW            MA      01106   SFD       7.500     7.234     $1,723.56    360       1-Jan-27           $246,080.96
6995075   SAN JOSE              CA      95135   SFD       7.750     7.484     $1,647.75    360       1-Jan-27           $229,674.29
6995076   NEWTOWN               PA      18940   SFD       7.250     6.984     $2,046.53    360       1-Feb-27           $299,765.97
6995080   NORTH MANKATO         MN      56003   SFD       7.750     7.484     $1,576.11    360       1-Dec-26           $219,451.32
6995083   PARK CITY             UT      84060   LCO       8.625     8.359     $1,977.53    360       1-Feb-27           $254,099.89
6995091   LOS GATOS             CA      95030   SFD       8.000     7.734     $2,861.68    360       1-Jan-27           $389,474.90
6995092   MANHATTAN BEACH       CA      90266   SFD       7.750     7.484     $2,120.58    360       1-Jan-27           $295,580.83
6995095   CAMARILLO             CA      93010   SFD       7.875     7.609     $2,006.63    360       1-Jan-27           $276,367.83
6995105   DANVILLE              CA      94526   SFD       7.625     7.359     $1,986.78    360       1-Feb-27           $280,496.83
6995114   WHITEFISH             MT      59937   SFD       8.000     7.734     $3,661.49    360       1-Dec-26           $497,988.82
6995116   EDGEWOOD              NM      87015   SFD       7.875     7.609     $1,622.92    360       1-Jan-27           $223,520.91
6995130   ARLINGTON             VA      22207   SFD       7.000     6.734     $1,441.05    360       1-Jan-27           $216,243.86
6995131   LUSBY                 MD      20657   SFD       7.875     7.609     $2,995.26    360       1-Jan-27           $412,529.55
6995132   CARY                  NC      27513   SFD       7.500     7.234     $1,503.31    360       1-Dec-26           $214,518.32
6995133   CHAPEL HILL           NC      27514   SFD       7.750     7.484     $3,402.96    360       1-Jan-27           $474,327.33
6995141   WAYZATA               MN      55391   SFD       7.875     7.609     $2,004.09    360       1-Jan-27           $276,018.33
6995143   STONE LAKE            WI      54876   SFD       7.625     7.359     $1,557.15    360       1-Jan-27           $219,680.52
6995144   MAPLE GROVE           MN      55311   SFD       8.125     7.859     $1,794.24    360       1-Dec-26           $241,172.57
6995145   RENO                  NV      89509   SFD       8.000     7.734     $1,614.28    360       1-Dec-26           $219,554.20
6995150   WAYZATA               MN      55391   SFD       7.875     7.609     $4,379.42    360       1-Jan-27           $602,515.56
6995151   EDINA                 MN      55436   SFD       7.750     7.484     $5,373.09    360       1-Jan-27           $748,937.90
6995156   ROCKVILLE             MD      20853   SFD       7.875     7.609     $2,392.73    360       1-Dec-26           $329,314.20
6995157   ALEXANDRIA            VA      22307   SFD       7.250     6.984     $1,500.79    360       1-Jan-27           $219,655.72
6995158   CYPRESS               TX      77429   SFD       7.750     7.484     $1,576.11    360       1-Dec-26           $219,530.28
6995161   ASPEN                 CO      81611   LCO       8.125     7.859     $2,583.89    360       1-Jan-27           $347,543.18
6995162   FRANKLIN              MA      02038   SFD       7.875     7.609     $1,852.44    360       1-Feb-27           $255,309.18
6995163   SCOTTSDALE            AZ      85259   SFD       7.500     7.234     $1,538.27    360       1-Jan-27           $219,672.44
6995167   ROANN                 IN      46974   SFD       8.375     8.109     $2,667.85    360       1-Jan-27           $350,562.16
6995178   BENICIA               CA      94510   SFD       7.750     7.484     $1,877.04    360       1-Jan-27           $261,633.96
6995181   SAN PEDRO AREA        CA      90731   LCO       8.375     8.109     $1,935.52    360       1-Dec-26           $254,171.85
6995183   WADSWORTH             OH      44281   SFD       7.875     7.609     $1,798.17    360       1-Jan-27           $247,657.54
6995186   FLAGSTAFF             AZ      86004   SFD       7.750     7.484     $1,570.38    360       1-Jan-27           $218,889.58
6995187   SISTERS               OR      97759   SFD       8.250     7.984     $1,652.79    360       1-Dec-26           $219,576.23
6995195   BRECKENRIDGE          CO      80424   SFD       7.875     7.609     $1,595.15    360       1-Jan-27           $219,696.21
6995197   SAN CARLOS            CA      94070   SFD       8.000     7.734     $2,861.68    360       1-Jan-27           $389,474.90
6995198   AUBURN                GA      30203   SFD       8.125     7.859       $467.77    360       1-Jan-27            $62,917.30
6995200   LAKE OSWEGO           OR      97034   SFD       8.375     8.109     $1,819.61    360       1-Dec-26           $238,904.36
6995202   PORTLAND              OR      97223   SFD       8.375     8.109     $1,710.16    360       1-Dec-26           $224,577.52
6995208   BAKERSFIELD           CA      93306   SFD       7.625     7.359     $2,123.38    360       1-Jan-27           $299,564.36
6995209   SCOTTSDALE            AZ      85255   SFD       8.125     7.859     $1,948.68    360       1-Jan-27           $259,937.85


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
77.63                                      0.250                            0.0160
68.00                                      0.250                            0.0160
50.93                                      0.250                            0.0160
85.47                    33                0.250                            0.0160
80.00                                      0.250                            0.0160
70.51                                      0.250                            0.0160
78.59                                      0.250                            0.0160
68.57                                      0.250                            0.0160
94.99                    11                0.250                            0.0160
54.76                                      0.250                            0.0160
60.61                                      0.250                            0.0160
74.45                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
66.10                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
79.99                                      0.250                            0.0160
79.84                                      0.250                            0.0160
90.00                    06                0.250                            0.0160
95.00                    06                0.250                            0.0160
59.87                                      0.250                            0.0160
58.90                                      0.250                            0.0160
74.80                                      0.250                            0.0160
80.00                                      0.250                            0.0160
76.39                                      0.250                            0.0160
90.00                    13                0.250                            0.0160
72.61                                      0.250                            0.0160
71.06                                      0.250                            0.0160
61.08                                      0.250                            0.0160
70.84                                      0.250                            0.0160
58.20                                      0.250                            0.0160
74.51                                      0.250                            0.0160
79.09                                      0.250                            0.0160
80.00                                      0.250                            0.0160
92.46                    33                0.250                            0.0160
90.00                    01                0.250                            0.0160
94.28                    13                0.250                            0.0160
80.00                                      0.250                            0.0160
67.95                                      0.250                            0.0160
80.00                                      0.250                            0.0160
31.43                                      0.250                            0.0160
76.52                                      0.250                            0.0160
78.39                                      0.250                            0.0160
70.00                                      0.250                            0.0160
95.00                    11                0.250                            0.0160
65.22                                      0.250                            0.0160
80.00                                      0.250                            0.0160
79.99                                      0.250                            0.0160


NASCOR
NMI / 1997-4  Exhibit F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
6995215   RENO                  NV      89502   SFD       7.625     7.359     $1,923.78    360       1-Jan-27           $271,405.31
6995218   WEST ORANGE           NJ      07052   SFD       8.625     8.359     $1,837.53    360       1-Dec-26           $235,828.53
6995219   MONTEREY              CA      93940   SFD       8.375     8.109     $4,431.22    360       1-Jan-27           $582,272.74
6995220   SAN JOSE              CA      95138   PUD       7.875     7.609     $2,175.21    360       1-Jan-27           $299,585.73
6995226   PALM DESERT           CA      92211   PUD       8.000     7.734     $1,693.90    360       1-Dec-26           $230,382.20
6995227   ROWLAND HEIGHTS AREA  CA      91748   SFD       7.625     7.359     $2,048.35    360       1-Jan-27           $288,979.77
6995229   ROWLAND HTS AREA      CA      91748   PUD       8.250     7.984     $1,711.01    360       1-Jan-27           $227,458.54
6995231   ANAHEIM               CA      92808   PUD       7.875     7.609     $2,406.51    360       1-Jan-27           $331,441.66
6995232   SAN RAMON             CA      94583   PUD       7.875     7.609     $2,471.04    360       1-Jan-27           $340,329.38
6995234   ST CHARLES            IL      60175   SFD       8.250     7.984     $1,878.17    360       1-Jan-27           $249,680.06
6995236   ATLANTA               GA      30324   SFD       7.875     7.609     $1,972.19    360       1-Feb-27           $271,812.81
6995237   BOULDER               CO      80302   SFD       7.875     7.609     $3,422.33    360       1-Feb-27           $471,675.17
6995238   SUPERIOR              CO      80027   SFD       7.250     6.984     $1,484.42    360       1-Jan-27           $217,259.47
6995239   ANDOVER               MN      55304   SFD       8.000     7.734     $1,614.28    360       1-Dec-26           $219,554.20
6995241   TACOMA                WA      98422   SFD       7.875     7.609     $1,595.15    360       1-Jan-27           $219,696.21
6995244   BAKERSFIELD           CA      93312   SFD       8.000     7.734     $1,834.41    360       1-Jan-27           $249,663.40
6995258   BELLEVUE              WA      98004   SFD       8.250     7.984     $2,130.22    360       1-Jan-27           $283,187.13
6995261   BELLEVUE              WA      98004   SFD       7.500     7.234     $3,618.44    360       1-Jan-27           $516,729.47
6995262   WOODINVILLE           WA      98072   SFD       7.375     7.109     $1,507.40    360       1-Jan-27           $217,916.84
6995263   WOODINVILLE           WA      98072   SFD       7.625     7.359     $1,990.67    360       1-Feb-27           $281,046.44
6995264   ALBANY                OR      97321   SFD       8.250     7.984     $2,313.90    360       1-Feb-27           $307,803.60
6995267   GREAT FALLS           VA      22066   SFD       8.250     7.984     $2,400.30    360       1-Feb-27           $319,296.26
6995274   LOS ALAMOS            CA      93440   SFD       7.875     7.609     $2,465.24    360       1-Jan-27           $339,530.48
6995280   ROSEVILLE             MN      55113   SFD       8.000     7.734     $1,614.28    360       1-Dec-26           $219,554.20
6995281   OAK PARK              IL      60302   SFD       7.875     7.609     $1,595.15    360       1-Dec-26           $219,542.82
6995287   ROSWELL               NM      88201   SFD       7.000     6.734     $1,463.67    360       1-Jan-27           $219,638.27
6995289   ERIE                  CO      80516   SFD       7.875     7.609     $1,984.88    360       1-Jan-27           $273,371.97
6995295   ALEXANDRIA            VA      22312   SFD       8.125     7.859     $2,613.59    360       1-Dec-26           $351,304.53
6995296   WYCKOFF               NJ      07481   SFD       7.875     7.609     $1,798.17    360       1-Feb-27           $247,829.33
6995297   APEX                  NC      27502   SFD       7.875     7.609     $1,595.15    360       1-Dec-26           $219,542.82
6995298   MINNEAPOLIS           MN      55419   SFD       7.875     7.609     $1,740.17    360       1-Jan-27           $239,668.58
6995303   CHEVY CHASE           MD      20815   SFD       7.500     7.234     $2,036.11    360       1-Feb-27           $290,983.89
6995304   ROSWELL               GA      30075   SFD       7.500     7.234     $1,538.27    360       1-Dec-26           $219,507.12
6995307   UPPER SADDLE RIVE     NJ      07458   SFD       7.125     6.859     $1,482.18    360       1-Jan-27           $219,466.03
6995309   AVALON                NJ      08202   SFD       8.000     7.734     $3,081.82    360       1-Feb-27           $419,718.18
6995310   FAIRLAWN              OH      44333   SFD       8.500     8.234     $1,774.27    360       1-Feb-27           $230,610.21
6995311   WALNUT CREEK          CA      94596   SFD       7.500     7.234     $1,538.27    360       1-Dec-26           $219,507.12
6995313   ENUMCLAW              WA      98022   SFD       8.000     7.734     $1,614.28    360       1-Jan-27           $219,703.79
6995314   DURANGO               CO      81301   PUD       7.875     7.609     $1,595.15    360       1-Jan-27           $219,696.21
6995315   CONIFER               CO      80433   SFD       8.375     8.109     $2,130.10    360       1-Jan-27           $279,900.41
6995316   SAN DIEGO             CA      92120   SFD       7.875     7.609     $1,856.18    360       1-Jan-27           $255,646.48
6995318   SACRAMENTO            CA      95864   SFD       7.500     7.234     $4,537.90    360       1-Jan-27           $648,033.69
6995319   CHULA VISTA           CA      91914   SFD       8.250     7.984     $1,652.41    360       1-Dec-26           $219,526.34
6995320   MOORPARK              CA      93021   LCO       8.500     8.234     $1,674.69    360       1-Dec-26           $217,199.24
6995321   SPARKS                NV      89436   SFD       8.000     7.734     $1,614.28    360       1-Dec-26           $219,554.20
6995322   SIMI VALLEY           CA      93063   SFD       7.750     7.484     $1,934.31    360       1-Jan-27           $269,385.20
6995326   OREGON CITY           OR      97045   SFD       8.000     7.734     $2,091.23    360       1-Feb-27           $284,808.77
6995329   ROANOKE               VA      24018   SFD       8.000     7.734     $1,834.41    360       1-Jan-27           $249,600.53


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
69.69                                      0.250                            0.0160
89.15                    01                0.250                            0.0160
69.99                                      0.250                            0.0160
65.85                                      0.250                            0.0160
79.99                                      0.250                            0.0160
79.99                                      0.250                            0.0160
74.99                                      0.250                            0.0160
80.00                                      0.250                            0.0160
90.00                    13                0.250                            0.0160
72.46                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
62.86                                      0.250                            0.0160
79.71                                      0.250                            0.0160
78.62                                      0.250                            0.0160
78.76                                      0.250                            0.0160
75.00                                      0.250                            0.0160
90.00                    06                0.250                            0.0160
75.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
48.57                                      0.250                            0.0160
58.96                                      0.250                            0.0160
58.12                                      0.250                            0.0160
35.77                                      0.250                            0.0160
75.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
92.87                    13                0.250                            0.0160
78.95                                      0.250                            0.0160
80.00                                      0.250                            0.0160
62.98                                      0.250                            0.0160
55.00                                      0.250                            0.0160
79.85                                      0.250                            0.0160
94.99                    33                0.250                            0.0160
62.68                                      0.250                            0.0160
89.83                    06                0.250                            0.0160
70.97                                      0.250                            0.0160
95.00                    33                0.250                            0.0160
80.00                                      0.250                            0.0160
74.60                                      0.250                            0.0160
94.87                    11                0.250                            0.0160
90.00                    11                0.250                            0.0160
87.01                    06                0.250                            0.0160
71.62                                      0.250                            0.0160
74.03                                      0.250                            0.0160
75.76                                      0.250                            0.0160

NASCOR
NMI / 1997-4  Exhibit F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
6995333   SHORELINE             WA      98177   SFD       7.875     7.609     $1,624.88    360       1-Feb-27           $223,945.78
6995334   ANDOVER               MA      01810   SFD       7.750     7.484     $2,116.28    360       1-Jan-27           $294,981.68
6995335   N ANDOVER             MA      01845   SFD       7.750     7.484     $1,548.17    360       1-Dec-26           $215,639.47
6995336   TEHACHAPI             CA      93561   SFD       7.875     7.609     $1,925.06    360       1-Dec-26           $264,948.24
6995342   ST PAUL               MN      55105   SFD       8.000     7.734     $1,871.10    360       1-Jan-27           $254,656.66
6995343   MENDOTA HEIGHTS       MN      55118   PUD       8.250     7.984     $2,013.40    360       1-Feb-27           $267,829.10
6995346   MAPLE VALLEY          WA      98038   SFD       8.125     7.859     $1,618.64    360       1-Dec-26           $217,569.30
6995353   CHARLOTTE             NC      28277   SFD       7.750     7.484     $1,748.05    360       1-Jan-27           $243,654.45
6995354   CHARLOTTE             NC      28207   SFD       8.875     8.609     $4,399.92    360       1-Feb-27           $552,689.98
6995357   CALABASAS             CA      91302   SFD       7.875     7.609     $3,262.81    360       1-Jan-27           $449,378.60
6995358   PALMDALE              CA      93551   SFD       7.750     7.484     $2,269.59    360       1-Jan-27           $316,351.38
6995359   WATERLOO              NE      68069   PUD       7.875     7.609     $2,762.51    360       1-Jan-27           $380,473.88
6995360   INVERNESS             IL      60010   SFD       7.750     7.484     $1,948.64    360       1-Jan-27           $269,608.36
6995364   PLYMOUTH              MN      55446   SFD       7.750     7.484     $1,912.82    360       1-Jan-27           $266,349.84
6995370   SALISBURY             MD      21801   SFD       7.750     7.484     $1,576.11    360       1-Feb-27           $219,844.72
6995371   FREDERICK             MD      21703   SFD       7.625     7.359     $1,866.45    360       1-Jan-27           $263,317.07
6995372   POTOMAC               MD      20854   SFD       7.375     7.109     $2,431.18    360       1-Jan-27           $351,462.66
6995373   RALEIGH               NC      27615   SFD       7.750     7.484     $1,568.23    360       1-Jan-27           $218,590.00
6995374   BOSQUE FARMS          NM      87068   SFD       7.875     7.609     $1,885.18    360       1-Jan-27           $259,640.97
6995375   PRIOR LAKE            MN      55372   SFD       7.875     7.609     $2,298.47    360       1-Feb-27           $316,781.84
6995376   BAKERSFIELD           CA      93309   SFD       7.875     7.609     $2,900.28    360       1-Jan-27           $399,447.63
6995377   HERNDON               VA      20170   PUD       7.875     7.609     $1,676.36    360       1-Jan-27           $230,880.74
6995378   DRAPER                UT      84020   SFD       8.000     7.734     $2,232.85    360       1-Jan-27           $303,890.28
6995379   WESTON                FL      33327   SFD       8.000     7.734     $2,430.23    360       1-Jan-27           $330,754.06
6995380   NEWARK                DE      19711   SFD       7.125     6.859     $1,482.18    360       1-Jan-27           $219,647.10
6995383   ESTES PARK            CO      80517   SFD       7.500     7.234     $1,538.27    360       1-Feb-27           $219,836.73
6995385   LIVERMORE             CA      94550   SFD       7.375     7.109     $2,015.90    360       1-Jan-27           $291,428.45
6995386   BENICIA               CA      94510   SFD       7.625     7.359     $1,556.44    360       1-Jan-27           $219,580.67
6995388   BROADVIEW HGTS        OH      44147   SFD       7.750     7.484     $1,791.03    360       1-Feb-27           $249,823.55
6995394   DRIPPING SPRINGS      TX      78626   SFD       7.500     7.234     $2,156.38    360       1-Jan-27           $307,468.82
6995397   FRESNO                CA      93720   SFD       8.125     7.859     $1,844.91    360       1-Feb-27           $248,311.47
6995398   LIVERMORE             CA      94550   SFD       7.625     7.359     $1,557.15    360       1-Feb-27           $219,840.77
6995399   WILLIAMSBURG          VA      23188   PUD       8.250     7.984     $1,783.54    360       1-Jan-27           $237,101.20
6995400   SAN DIEGO             CA      92014   SFD       7.750     7.484     $3,582.05    360       1-Feb-27           $499,646.11
6995402   PLEASANTON            CA      94566   SFD       7.625     7.359     $2,116.30    360       1-Jan-27           $298,565.82
6995403   OMAHA                 NE      68130   SFD       8.000     7.734     $1,834.41    360       1-Jan-27           $249,663.40
6995407   ISSAQUAH              WA      98029   SFD       8.250     7.984     $2,250.79    360       1-Feb-27           $299,408.96
6995408   SNOWMASS VILLAGE      CO      81615   LCO       7.750     7.484     $2,876.39    360       1-Feb-27           $401,216.63
6995409   SIMI VALLEY           CA      93063   SFD       7.750     7.484     $1,656.74    360       1-Jan-27           $230,927.51
6995418   EDEN PRAIRIE          MN      55347   SFD       8.125     7.859     $2,969.99    360       1-Jan-27           $399,474.91
6995419   BLAINE                MN      55449   SFD       7.750     7.484     $1,625.18    360       1-Jan-27           $226,027.46
6995420   DEERFIELD             IL      60015   SFD       7.875     7.609     $1,812.67    360       1-Feb-27           $249,827.96
6995421   BLOOMINGTON           MN      55438   PUD       8.000     7.734     $1,987.77    360       1-Feb-27           $270,718.23
6995423   ALEXANDRIA            VA      22302   SFD       7.750     7.484     $2,095.51    360       1-Dec-26           $291,876.65
6995425   RANCHO MURIETA        CA      95683   SFD       7.875     7.609     $1,595.15    360       1-Feb-27           $219,848.60
6995427   MAYNARD               MA      01754   SFD       8.125     7.859     $1,698.46    360       1-Dec-26           $228,298.05
6995431   SAN JOSE              CA      95148   SFD       7.750     7.484     $2,406.79    360       1-Feb-27           $335,712.89
6995433   CERRITOS              CA      90703   SFD       8.125     7.859     $2,038.15    360       1-Dec-26           $273,957.67


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
90.00                    06                0.250                            0.0160
70.00                                      0.250                            0.0160
94.99                    33                0.250                            0.0160
90.00                    33                0.250                            0.0160
75.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
66.06                                      0.250                            0.0160
63.54                                      0.250                            0.0160
70.00                                      0.250                            0.0160
53.57                                      0.250                            0.0160
80.00                                      0.250                            0.0160
74.12                                      0.250                            0.0160
52.82                                      0.250                            0.0160
89.99                    33                0.250                            0.0160
85.44                    33                0.250                            0.0160
90.00                    11                0.250                            0.0160
80.00                                      0.250                            0.0160
62.54                                      0.250                            0.0160
89.66                    33                0.250                            0.0160
76.94                                      0.250                            0.0160
72.73                                      0.250                            0.0160
80.00                                      0.250                            0.0160
78.03                                      0.250                            0.0160
88.45                    33                0.250                            0.0160
75.55                                      0.250                            0.0160
53.66                                      0.250                            0.0160
80.00                                      0.250                            0.0160
79.99                                      0.250                            0.0160
71.43                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
74.58                                      0.250                            0.0160
95.00                    33                0.250                            0.0160
80.00                                      0.250                            0.0160
89.92                    11                0.250                            0.0160
88.44                    33                0.250                            0.0160
84.99                    06                0.250                            0.0160
58.19                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
76.92                                      0.250                            0.0160
74.99                                      0.250                            0.0160
58.82                                      0.250                            0.0160
90.00                    01                0.250                            0.0160
75.00                                      0.250                            0.0160
70.74                                      0.250                            0.0160
75.00                                      0.250                            0.0160
89.99                    13                0.250                            0.0160
90.00                    11                0.250                            0.0160

NASCOR
NMI / 1997-4  Exhibit F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
6995435   ROCKLIN               CA      95677   SFD       8.375     8.109     $1,900.18    360       1-Jan-27           $249,688.14
6995436   PIPERSVILLE           PA      18947   SFD       7.500     7.234     $1,919.34    360       1-Jan-27           $274,091.30
6995437   ARDSLEY               NY      10502   SFD       8.500     8.234     $2,224.85    360       1-Feb-27           $289,174.71
6995438   HOUSTON               TX      77027   SFD       8.750     8.484     $3,304.14    360       1-Feb-27           $419,758.36
6995440   PISMO BEACH           CA      93449   SFD       8.500     8.234     $1,730.06    360       1-Feb-27           $224,863.69
6995441   CLOVERDALE            CA      95425   SFD       7.625     7.359     $3,538.97    360       1-Feb-27           $499,638.11
6995442   LAGUNA BEACH          CA      92651   SFD       8.000     7.734     $1,907.79    360       1-Feb-27           $259,825.54
6995445   SAN DIEGO             CA      92127   SFD       7.625     7.359     $1,556.44    360       1-Feb-27           $219,740.84
6995447   SAN JOSE              CA      95125   SFD       8.000     7.734     $1,614.28    360       1-Jan-27           $219,703.79
6995448   NAPA                  CA      94559   SFD       8.250     7.984     $1,733.92    360       1-Jan-27           $230,504.65
6995453   VOORHEES              NJ      08403   SFD       8.000     7.734     $1,842.48    360       1-Feb-27           $250,931.52
6995454   WARREN TOWNSHIP       NJ      07059   SFD       7.375     7.109     $1,933.89    360       1-Feb-27           $279,786.94
6995455   MIDDLETON             MA      01949   SFD       7.500     7.234     $2,363.35    360       1-Jan-27           $337,496.73
6995457   DANA POINT            CA      92629   SFD       8.000     7.734     $3,016.59    360       1-Feb-27           $410,835.15
6995461   CHICAGO               IL      60622   MF3       8.000     7.734     $1,962.83    360       1-Feb-27           $267,320.50
6995462   INDEPENDENCE          MN      55359   SFD       8.125     7.859     $2,650.72    360       1-Feb-27           $356,766.47
6995463   VIENNA                VA      22181   SFD       7.875     7.609     $3,045.29    360       1-Feb-27           $419,710.96
6995465   ASPEN                 CO      81611   LCO       8.125     7.859       $631.12    360       1-Jan-27            $84,856.65
6995467   WESTBOROUGH           MA      01581   SFD       8.250     7.984     $1,821.07    360       1-Jan-27           $242,089.80
6995468   ESCONDIDO             CA      92029   SFD       8.250     7.984     $3,756.33    360       1-Feb-27           $499,681.17
6995469   CHULA VISTA           CA      91910   SFD       8.000     7.734     $2,524.15    360       1-Dec-26           $343,302.92
6995472   BOZEMAN               MT      59715   SFD       7.875     7.609     $2,175.21    360       1-Jan-27           $299,585.73
6995475   PARK RIDGE            IL      60068   SFD       8.125     7.859     $1,670.62    360       1-Jan-27           $224,704.64
6995476   BRECKENRIDGE          CO      80424   PUD       7.875     7.609     $1,595.15    360       1-Dec-26           $219,542.82
6995479   MARINA                CA      93933   SFD       8.375     8.109     $1,641.76    360       1-Dec-26           $215,594.40
6995480   ORANGE                CA      92867   SFD       7.750     7.484     $4,133.70    360       1-Jan-27           $576,182.89
6995481   CAMARILLO             CA      93012   SFD       7.500     7.234     $1,615.88    360       1-Jan-27           $230,755.92
6995482   SAN DIEGO             CA      92128   SFD       7.250     6.984     $1,500.79    360       1-Jan-27           $219,655.72
6995483   SAN DIEGO             CA      92121   SFD       7.375     7.109     $1,740.85    360       1-Jan-27           $251,665.24
6995484   RANCHO CUCAMONGA      CA      91737   SFD       8.750     8.484     $1,734.67    360       1-Feb-27           $220,373.14
6995496   HOLLIS                NH      03049   SFD       8.750     8.484     $2,139.83    360       1-Jan-27           $271,685.86
6995497   AMHERST               NY      14221   SFD       8.250     7.984     $4,507.60    360       1-Jan-27           $599,232.17
6995502   BETHESDA              MD      20814   SFD       7.250     6.984     $2,919.72    360       1-Feb-27           $427,666.12
6995505   NORWOOD               MA      02062   SFD       8.500     8.234     $3,396.68    360       1-Dec-26           $440,941.45
6995506   NASHVILLE             TN      37205   SFD       8.000     7.734     $2,024.09    360       1-Jan-27           $275,478.59
6995507   FISHERS               IN      46038   SFD       8.000     7.734     $1,898.62    360       1-Jan-27           $258,401.60
6995508   HENDERSON             NV      89014   PUD       8.375     8.109     $2,593.75    360       1-Apr-26           $338,833.64
6995509   NORTHBROOK            IL      60062   SFD       8.000     7.734     $5,429.86    360       1-Feb-27           $739,503.47
6995510   ROCHESTER             MN      55902   SFD       8.750     8.484     $3,423.72    360       1-Feb-27           $434,949.61
6995511   GRAND JUNCTION        CO      81506   PUD       8.500     8.234     $1,691.61    360       1-Feb-27           $219,866.72
6995512   EAGAN                 MN      55123   SFD       7.750     7.484     $2,006.82    360       1-Jan-27           $279,724.31
6995514   NORTH MIAMI           FL      33181   SFD       8.000     7.734     $2,180.75    360       1-Feb-27           $297,000.58
6995518   BARRINGTON            IL      60010   SFD       7.875     7.609     $2,476.84    360       1-Jan-27           $341,128.28
6995520   DANVILLE              CA      94506   SFD       8.125     7.859     $4,343.61    360       1-Jan-27           $584,232.07
6995521   DUNCAN                SC      29334   SFD       7.375     7.109     $1,519.49    360       1-Jan-27           $219,601.13
6995522   REDMOND               WA      98052   PUD       7.875     7.609     $2,182.46    360       1-Feb-27           $300,792.85
6995523   ELLICOTT CITY         MD      21043   SFD       8.000     7.734     $1,678.49    360       1-Feb-27           $228,596.51
6995524   VENICE AREA           CA      90291   SFD       7.750     7.484     $1,669.24    360       1-Jan-27           $231,907.09


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
58.82                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
90.00                    11                0.250                            0.0160
80.00                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
58.48                                      0.250                            0.0160
46.43                                      0.250                            0.0160
94.99                    13                0.250                            0.0160
78.01                                      0.250                            0.0160
94.98                    13                0.250                            0.0160
90.00                    33                0.250                            0.0160
48.28                                      0.250                            0.0160
79.53                                      0.250                            0.0160
75.43                                      0.250                            0.0160
78.22                                      0.250                            0.0160
75.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
14.17                                      0.250                            0.0160
80.00                                      0.250                            0.0160
79.11                                      0.250                            0.0160
80.00                                      0.250                            0.0160
66.67                                      0.250                            0.0160
69.23                                      0.250                            0.0160
54.74                                      0.250                            0.0160
89.26                    33                0.250                            0.0160
74.94                                      0.250                            0.0160
89.98                    11                0.250                            0.0160
74.58                                      0.250                            0.0160
89.99                    11                0.250                            0.0160
90.00                    13                0.250                            0.0160
80.00                                      0.250                            0.0160
60.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
75.00                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
90.00                    12                0.250                            0.0160
89.99                    01                0.250                            0.0160
56.92                                      0.250                            0.0160
80.00                                      0.250                            0.0160
88.04                    11                0.250                            0.0160
90.00                    33                0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
68.02                                      0.250                            0.0160
78.01                                      0.250                            0.0160
79.98                                      0.250                            0.0160
75.00                                      0.250                            0.0160
66.57                                      0.250                            0.0160

NASCOR
NMI / 1997-4  Exhibit F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
6995525   IRVINE                CA      92620   SFD       7.875     7.609     $2,320.22    360       1-Jan-27           $319,558.11
6995528   AUBURNDALE            MA      02166   SFD       7.875     7.609     $2,109.95    360       1-Feb-27           $290,799.74
6995529   EDEN PRAIRIE          MN      55347   SFD       7.375     7.109     $2,590.03    360       1-Feb-27           $374,714.66
6995531   HUNTINGTON            IN      46750   SFD       7.750     7.484     $2,399.98    360       1-Jan-27           $334,324.28
6995532   CAMBRIDGE             MA      02138   SFD       8.000     7.734     $2,785.37    360       1-Jan-27           $379,088.90
6995533   NORTH ANDOVER         MA      01845   SFD       7.625     7.359     $1,911.04    360       1-Feb-27           $269,804.59
6995534   LAS VEGAS             NV      89110   SFD       7.875     7.609     $1,972.19    360       1-Feb-27           $271,812.81
6995537   SILVER SPRING         MD      20910   SFD       7.750     7.484     $1,551.75    360       1-Jan-27           $216,293.26
6995539   UPPER SADDLE RIVE     NJ      07458   SFD       8.000     7.734     $1,937.14    360       1-Feb-27           $263,822.86
6995542   LOVELAND              CO      80538   SFD       7.375     7.109     $1,087.20    360       1-May-26           $156,178.48
6995543   MONTGOMERY TWP        NJ      08558   SFD       7.750     7.484     $2,256.70    360       1-Feb-27           $314,777.67
6995545   VACAVILLE             CA      95687   SFD       8.000     7.734     $1,599.61    360       1-Jan-27           $217,706.47
6995546   CHARLOTTE             NC      28277   SFD       7.875     7.609     $2,320.22    360       1-Feb-27           $319,779.78
6995549   HONOLULU              HI      96821   SFD       8.125     7.859     $4,187.68    360       1-Feb-27           $563,631.07
6995552   LOS ANGELES           CA      91604   SFD       7.875     7.609     $2,349.22    360       1-Feb-27           $323,777.03
6995553   FOSTER CITY           CA      94404   SFD       7.750     7.484     $1,862.67    360       1-Feb-27           $259,816.50
6995554   SAN JOSE              CA      95125   SFD       7.875     7.609     $2,146.21    360       1-Feb-27           $295,796.29
6995555   SAN DIEGO             CA      92130   SFD       7.750     7.484     $1,889.18    360       1-Jan-27           $263,326.56
6995560   FARIBAULT             MN      55021   SFD       7.625     7.359     $1,789.16    240       1-Jan-17           $218,834.04
6995565   ALEXANDRIA TWNSP      NJ      08848   SFD       8.250     7.984     $1,648.65    360       1-Jan-27           $219,169.18
6995574   GOLDEN                CO      80403   SFD       8.375     8.109     $3,847.87    360       1-Feb-27           $505,935.33
6995575   ALEXANDRIA            VA      22307   PUD       7.500     7.234     $1,826.70    360       1-Feb-27           $261,056.11
6995576   CAREFREE              AZ      85377   SFD       7.500     7.234     $1,538.27    360       1-Feb-27           $219,836.73
6995578   TULSA                 OK      74114   SFD       7.875     7.609     $3,132.30    360       1-Jan-27           $431,403.45
6995579   APPLE VALLEY          MN      55124   SFD       7.875     7.609     $1,595.15    360       1-Dec-26           $219,542.82
6995581   MONROVIA              MD      21770   SFD       8.375     8.109     $1,736.76    360       1-Feb-27           $228,357.98
6995584   HUNTERSVILLE          NC      28078   SFD       7.875     7.609     $1,617.81    360       1-Jan-27           $222,816.89
6995587   MILFORD               NJ      08848   SFD       8.500     8.234     $2,537.41    360       1-Feb-27           $329,800.09
6995588   HILLSBOROUGH          NJ      08853   SFD       7.750     7.484     $1,873.06    360       1-Feb-27           $261,265.47
6995590   OAK BROOK             IL      60521   SFD       8.250     7.984     $2,567.83    360       1-Feb-27           $341,582.05
6995597   CORONADO              CA      92118   SFD       8.250     7.984     $1,502.53    360       1-Feb-27           $199,872.47
6995598   BERNARDS TWP          NJ      07920   SFD       7.500     7.234     $2,008.70    360       1-Feb-27           $287,066.80
6995599   BERNARDS TWP          NJ      07920   SFD       7.875     7.609     $3,313.57    360       1-Feb-27           $456,685.49
6995600   WHEATON               IL      60187   SFD       8.000     7.734     $1,725.81    360       1-Dec-26           $234,723.41
6995602   CEDAR RAPIDS          IA      52405   SFD       7.500     7.234     $1,398.43    360       1-Jan-27           $199,702.21
6995603   DANVILLE              CA      94506   SFD       7.625     7.359     $2,116.30    360       1-Dec-26           $297,843.48
6995605   BERNARDS TWP          NJ      07920   SFD       7.625     7.359     $4,600.66    360       1-Feb-27           $649,529.55
6995606   FAIR HAVEN            NJ      07704   SFD       8.250     7.984     $2,404.05    360       1-Feb-27           $319,795.95
6995607   SEA ISLE CITY         NJ      08243   LCO       8.375     8.109     $2,493.04    360       1-Feb-27           $327,796.13
6995608   LONG BEACH TWP        NJ      08008   SFD       7.250     6.984     $1,500.79    360       1-Feb-27           $219,828.38
6995609   SENECA                IL      61360   SFD       8.125     7.859     $1,682.50    360       1-Jan-27           $225,665.39
6995611   CHARLOTTE             NC      28211   SFD       8.125     7.859     $2,027.02    360       1-Jan-27           $272,626.53
6995613   HONOLULU              HI      96826   HCO       8.000     7.734       $953.89    360       1-Feb-27           $129,912.78
6995614   HIGHLANDS RANCH       CO      80126   SFD       7.875     7.609     $1,595.15    360       1-Dec-26           $219,542.82
6995615   DENVER                CO      80204   SFD       7.750     7.484     $1,619.81    360       1-Jan-27           $225,779.81
6995617   BELLEVUE              WA      98006   SFD       8.250     7.984     $2,306.39    360       1-Feb-27           $306,804.24
6995619   CORONADO              CA      92118   SFD       7.375     7.109     $1,933.89    360       1-Feb-27           $279,786.94
6995621   MOKENA                IL      60448   SFD       7.750     7.484     $1,576.11    360       1-Jan-27           $219,688.44


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
63.75                                      0.250                            0.0160
79.73                                      0.250                            0.0160
68.62                                      0.250                            0.0160
74.44                                      0.250                            0.0160
56.24                                      0.250                            0.0160
88.82                    33                0.250                            0.0160
80.00                                      0.250                            0.0160
95.00                    33                0.250                            0.0160
80.00                                      0.250                            0.0160
90.00                    06                0.250                            0.0160
90.00                    33                0.250                            0.0160
89.97                    33                0.250                            0.0160
57.57                                      0.250                            0.0160
42.57                                      0.250                            0.0160
80.00                                      0.250                            0.0160
62.65                                      0.250                            0.0160
80.00                                      0.250                            0.0160
90.00                    11                0.250                            0.0160
73.33                                      0.250                            0.0160
95.00                    33                0.250                            0.0160
75.00                                      0.250                            0.0160
95.00                    33                0.250                            0.0160
84.94                    33                0.250                            0.0160
75.13                                      0.250                            0.0160
69.85                                      0.250                            0.0160
60.93                                      0.250                            0.0160
80.00                                      0.250                            0.0160
69.50                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
69.76                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
79.90                                      0.250                            0.0160
70.00                                      0.250                            0.0160
75.87                                      0.250                            0.0160
72.05                                      0.250                            0.0160
74.46                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
59.30                                      0.250                            0.0160
71.94                                      0.250                            0.0160
60.30                                      0.250                            0.0160
30.23                                      0.250                            0.0160
86.89                    11                0.250                            0.0160
85.00                    33                0.250                            0.0160
56.12                                      0.250                            0.0160
69.14                                      0.250                            0.0160
57.89                                      0.250                            0.0160


NASCOR
NMI / 1997-4  Exhibit F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
6995623   VALENCIA              CA      91354   SFD       7.750     7.484     $1,543.34    360       1-Jan-27           $215,120.92
6995624   SAN DIEGO             CA      92128   SFD       6.875     6.609     $1,445.24    360       1-Jan-27           $219,629.30
6995625   SAN DIEGO             CA      92128   SFD       7.375     7.109     $1,895.56    360       1-Jan-27           $274,031.04
6995626   VALENCIA              CA      91354   SFD       7.375     7.109     $1,581.99    360       1-Feb-27           $228,875.71
6995628   SAN JOSE              CA      95120   SFD       7.750     7.484     $1,576.11    360       1-Jan-27           $219,688.44
6995630   METAIRIE              LA      70003   SFD       7.750     7.484     $1,576.11    360       1-Jan-27           $219,688.44
6995631   SAN JOSE              CA      95119   SFD       7.750     7.484     $1,564.64    360       1-Jan-27           $218,090.72
6995637   CHINA SPRING          TX      76633   SFD       7.750     7.484     $1,806.43    360       1-Feb-27           $251,972.04
6995641   HERNDON               VA      22071   SFD       7.375     7.109     $2,265.41    360       1-Feb-27           $327,750.42
6995642   PARADISE VALLEY       AZ      85253   SFD       7.875     7.609     $4,712.95    360       1-Feb-27           $649,552.68
6995643   AUSTIN                TX      78731   SFD       7.750     7.484     $1,576.11    360       1-Dec-26           $219,531.15
6995648   BOULDER               CO      80302   SFD       8.000     7.734     $2,568.18    360       1-Feb-27           $349,765.15
6995653   BATAVIA               IL      60510   SFD       8.000     7.734     $1,761.04    360       1-Feb-27           $239,838.96
6995654   FLOSSMOOR             IL      60422   SFD       8.125     7.859     $2,300.91    360       1-Feb-27           $309,138.01
6995655   WEST CHESTER          PA      19382   SFD       7.375     7.109     $1,870.00    360       1-Jan-27           $270,128.13
6995658   RED BANK BORO         NJ      07701   LCO       8.500     8.234     $2,749.63    360       1-Jan-27           $357,165.21
6995660   SCOTTSDALE            AZ      85258   SFD       8.500     8.234     $3,844.57    360       1-Feb-27           $499,697.10
6995663   OSSINING              NY      10562   LCO       8.500     8.234     $1,241.03    360       1-Feb-27           $161,302.22
6995664   SCARSDALE             NY      10583   SFD       7.875     7.609     $2,900.28    360       1-Feb-27           $399,724.72
6995667   NORTH POTOMAC         MD      20878   SFD       7.750     7.484     $1,834.02    360       1-Feb-27           $255,819.31
6995669   RALEIGH               NC      27609   SFD       7.750     7.484     $2,686.55    360       1-Jan-27           $374,468.94
6995671   FOREST LAKE           MN      55025   SFD       7.875     7.609     $1,957.69    360       1-Feb-27           $269,814.19
6995673   ARLINGTON             VA      22207   SFD       7.250     6.984     $2,455.83    360       1-Feb-27           $359,719.17
6995674   PRINCETON             NJ      08540   SFD       8.125     7.859     $2,536.37    360       1-Jan-27           $341,151.58
6995675   BRENTWOOD             CA      94513   SFD       8.250     7.984     $2,404.05    360       1-Feb-27           $319,795.95
6995677   GIG HARBOR            WA      98335   SFD       8.250     7.984     $2,374.01    360       1-Jul-26           $314,348.59
6995678   SAN DIEGO             CA      92130   SFD       8.375     8.109     $1,824.17    360       1-Feb-27           $239,850.83
6995681   THOUSAND OAKS         CA      91320   SFD       8.250     7.984     $2,712.07    360       1-Dec-26           $360,304.66
6995683   SAN DIEGO             CA      92128   SFD       8.000     7.734     $2,489.66    360       1-Feb-27           $339,072.34
6995687   RIVERSIDE             CA      92503   SFD       7.750     7.484     $1,559.63    360       1-Dec-26           $217,236.07
6995688   CULVER CITY           CA      90230   LCO       8.000     7.734     $1,981.16    360       1-Jan-27           $269,636.47
6995693   WASHINGTON            DC      20008   SFD       7.875     7.609     $4,640.44    360       1-Oct-26           $637,768.70
6995700   WENATCHEE             WA      98801   SFD       8.000     7.734     $2,069.22    360       1-Feb-27           $281,810.78
6995701   CORTE MADERA          CA      94925   SFD       8.250     7.984     $3,400.95    360       1-Dec-26           $451,722.60
6995703   FARMINGTON HILLS      MI      48334   SFD       8.250     7.984     $1,923.24    360       1-Feb-27           $255,836.76
6995705   FRANKLIN              MI      48025   SFD       8.375     8.109     $2,249.81    360       1-Dec-26           $295,444.21
6995708   FREMONT               CA      94539   SFD       8.000     7.734     $2,494.80    360       1-Jan-27           $339,542.22
6995715   CRANFORD              NJ      07016   SFD       7.750     7.484     $1,779.82    240       1-Jan-17           $216,038.24
6995716   SANTA FE              NM      87501   SFD       7.750     7.484     $1,868.76    360       1-Jan-27           $260,480.61
6995720   LANCASTER             PA      17603   SFD       8.000     7.734     $3,735.59    300       1-Feb-22           $483,491.08
6995747   LOS GATOS             CA      95032   SFD       8.125     7.859     $3,689.53    360       1-Nov-26           $495,594.53
6995762   SALT LAKE CITY        UT      84121   SFD       8.250     7.984     $1,994.61    360       1-Jan-27           $265,110.24
6996096   GULF BREEZE           FL      32561   SFD       8.000     7.734     $1,885.41    360       1-Mar-27           $256,950.00
6996128   OREM                  UT      84058   SFD       8.125     7.859     $1,670.62    360       1-Mar-27           $225,000.00

                                                                                                                    $100,006,063.96
COUNT:             332
WAC:       7.921750261



(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
90.00                    33                0.250                            0.0160
79.70                                      0.250                            0.0160
90.00                    11                0.250                            0.0160
90.00                    13                0.250                            0.0160
93.62                    11                0.250                            0.0160
88.00                    33                0.250                            0.0160
80.00                                      0.250                            0.0160
43.85                                      0.250                            0.0160
80.00                                      0.250                            0.0160
31.75                                      0.250                            0.0160
93.02                    33                0.250                            0.0160
74.07                                      0.250                            0.0160
89.89                    12                0.250                            0.0160
80.00                                      0.250                            0.0160
93.69                    33                0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
68.68                                      0.250                            0.0160
53.33                                      0.250                            0.0160
80.00                                      0.250                            0.0160
78.95                                      0.250                            0.0160
77.36                                      0.250                            0.0160
57.94                                      0.250                            0.0160
80.00                                      0.250                            0.0160
80.00                                      0.250                            0.0160
79.93                                      0.250                            0.0160
80.00                                      0.250                            0.0160
79.69                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
89.99                    13                0.250                            0.0160
90.00                    13                0.250                            0.0160
80.00                                      0.250                            0.0160
75.20                                      0.250                            0.0160
80.00                                      0.250                            0.0160
63.52                                      0.250                            0.0160
80.00                                      0.250                            0.0160
66.67                                      0.250                            0.0160
80.00                                      0.250                            0.0160
75.61                                      0.250                            0.0160
76.83                                      0.250                            0.0160
79.51                                      0.250                            0.0160
90.00                    33                0.250                            0.0160
90.00                    24                0.250                            0.0160
75.00                                      0.250                            0.0160

NASCOR
NMI / 1997-4  Exhibit F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
WAM:              356.985648
WALTV:           75.05760643


                                   EXHIBIT F-2


                    [Schedule of Mortgage Loans Serviced by
                    Norwest Mortgage in Frederick, Maryland]
NASCOR
NMI / 1997-4  Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
3579994  SOUTH SAN FRANCISCO     CA    94080    SFD       9.125     8.859     $2,900.97    360       1-Aug-24           $349,550.03
4489875  READINGTON TOWNSHIP     NJ    08833    SFD       8.125     7.859     $2,874.95    360       1-Feb-27           $386,946.72
4493357  CLERMONT                FL    34711    SFD       8.000     7.734     $3,202.89    360       1-Jan-27           $435,912.27
4512917  HILTON HEAD ISLAND      SC    29928    SFD       8.125     7.859     $2,672.99    360       1-Feb-27           $359,764.51
4525373  ORANGE                  CA    92669    SFD       9.375     9.109     $4,158.75    360       1-Sep-26           $496,882.82
4525781  ROBBINSVILLE            NJ    08691    SFD       7.250     6.984     $1,913.51    360       1-Feb-27           $280,281.18
4530644  STATEN ISLAND           NY    10309    SFD       8.375     8.109     $2,447.44    360       1-Feb-27           $321,799.85
4533464  CARNATION               WA    98014    SFD       8.250     7.984     $2,163.65    360       1-Feb-27           $287,816.35
4533775  LAS VEGAS               NV    89128    SFD       8.000     7.734     $3,668.83    360       1-Jan-27           $499,326.78
4535721  BERNARDS                NJ    07920    SFD       8.250     7.984     $2,253.80    360       1-Feb-27           $299,808.70
4538098  PORT JEFFERSON STATION  NY    11776    SFD       8.375     8.109       $456.04    360       1-Oct-26            $59,810.93
4539057  PHOENIX                 AZ    85024    SFD       7.875     7.609     $1,672.74    360       1-Sep-26           $229,731.60
4540085  DOWNEY                  CA    90240    SFD       8.500     8.234     $1,861.54    360       1-Sep-26           $241,204.28
4540342  SALT LAKE CITY          UT    84105    SFD       8.375     8.109     $1,634.16    360       1-Oct-26           $214,311.63
4540937  MORGANVILLE             NJ    07751    SFD       9.125     8.859     $2,359.54    360       1-Sep-26           $289,056.22
4541961  TUCSON                  AZ    85715    SFD       8.875     8.609     $6,206.03    360       1-Oct-26           $777,781.02
4543579  BOUNTIFUL               UT    84010    SFD       9.000     8.734     $3,138.03    360       1-Oct-26           $388,918.75
4543998  CHESHIRE                CT    06410    SFD       8.625     8.359     $2,450.04    360       1-Feb-27           $314,814.02
4544456  TARZANA                 CA    91356    SFD       8.500     8.234     $3,921.46    360       1-Nov-26           $508,664.20
4544463  QUOGUE                  NY    11959    SFD       8.500     8.234     $2,498.97    360       1-Jan-27           $324,604.84
4545414  LEESBURG                VA    20175    SFD       7.750     7.484     $1,573.96    360       1-Jan-27           $219,388.87
4545960  SCOTTSDALE              AZ    85255    SFD       8.625     8.359     $1,790.87    360       1-Nov-26           $229,700.32
4546802  MONUMENT                CO    80132    SFD       8.125     7.859     $2,346.30    360       1-Jan-27           $315,585.17
4547348  WESTMINSTER             CA    92683    SFD       8.875     8.609       $954.78    360       1-Nov-26           $119,727.88
4547384  GLENVIEW                IL    60025    SFD       8.500     8.234     $2,691.20    360       1-Nov-26           $349,142.82
4547531  BOCA RATON              FL    33431    PUD       8.250     7.984     $3,795.40    360       1-Dec-26           $504,226.89
4547654  HOPKINTON               MA    01748    SFD       7.875     7.609     $2,714.66    360       1-Dec-26           $373,621.94
4548367  SARASOTA                FL    34238    SFD       8.000     7.734       $513.64    360       1-Nov-26            $69,810.22
4549519  SOMERS                  NY    10589    SFD       8.500     8.234     $3,198.69    360       1-Feb-27           $415,747.98
4549584  JACKSON HEIGHTS         NY    11370    MF2       7.750     7.484     $2,127.74    360       1-Feb-27           $296,790.38
4550136  BLOOMFIELD HILLS        MI    48301    LCO       8.250     7.984     $2,253.80    360       1-Jan-27           $299,616.08
4550423  DAVIE                   FL    33328    SFD       8.375     8.109     $1,887.26    360       1-Dec-26           $247,833.77
4550431  SCOTTSDALE              AZ    85262    SFD       8.375     8.109     $1,970.49    360       1-Nov-26           $258,598.65
4550433  LOS ALAMITOS            CA    90720    SFD       8.375     8.109     $1,732.97    360       1-Dec-26           $227,269.78
4550484  BOYDS                   MD    20841    SFD       8.000     7.734     $1,575.39    360       1-Dec-26           $214,264.95
4550495  DAVIE                   FL    33328    SFD       8.500     8.234     $2,413.62    360       1-Feb-27           $313,709.84
4550573  LAGUNA NIGUEL           CA    92677    SFD       8.000     7.734     $3,485.38    360       1-Dec-26           $474,037.47
4550629  MAITLAND                FL    32751    SFD       8.375     8.109     $2,067.40    360       1-Jan-27           $271,660.69
4550663  LANGHORNE               PA    19053    SFD       8.125     7.859     $2,376.00    360       1-Jan-27           $319,579.92
4550763  SOUTHLAKE               TX    76092    SFD       8.125     7.859     $2,257.20    360       1-Nov-26           $303,196.43
4551405  CUDJOE KEY              FL    33042    SFD       8.250     7.984     $1,615.22    360       1-Dec-26           $214,585.88
4551627  CANOGA PARK             CA    91307    SFD       8.250     7.984       $991.68    360       1-Jan-27           $131,831.06
4552179  ANNAPOLIS               MD    21401    SFD       8.000     7.734     $2,054.55    360       1-Feb-27           $279,812.12
4552308  MCCALL                  ID    83638    SFD       8.000     7.734     $2,395.74    360       1-Jan-27           $326,060.40
4552572  SHELTER ISLAND          NY    11964    SFD       7.875     7.609     $2,059.20    360       1-Feb-27           $283,804.55
4552606  SAN RAFAEL              CA    94903    SFD       7.750     7.484     $3,137.89    360       1-Feb-27           $437,690.86


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
79.98                                      0.250                            0.016
76.60                                      0.250                            0.016
66.67                                      0.250                            0.016
79.99                                      0.250                            0.016
89.44                    33                0.250                            0.016
90.00                                      0.250                            0.016
33.33                                      0.250                            0.016
63.92                                      0.250                            0.016
51.11                                      0.250                            0.016
79.99                                      0.250                            0.016
90.00                    06                0.250                            0.016
72.76                                      0.250                            0.016
63.04                                      0.250                            0.016
65.00                                      0.250                            0.016
32.50                                      0.250                            0.016
90.00                                      0.250                            0.016
75.00                                      0.250                            0.016
89.04                    06                0.250                            0.016
94.96                    13                0.250                            0.016
89.99                    12                0.250                            0.016
75.60                                      0.250                            0.016
75.00                                      0.250                            0.016
70.00                                      0.250                            0.016
79.99                                      0.250                            0.016
80.00                                      0.250                            0.016
23.89                                      0.250                            0.016
80.00                                      0.250                            0.016
90.00                    01                0.250                            0.016
61.22                                      0.250                            0.016
79.98                                      0.250                            0.016
79.99                                      0.250                            0.016
79.17                                      0.250                            0.016
95.00                    13                0.250                            0.016
79.99                                      0.250                            0.016
45.24                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
65.15                                      0.250                            0.016
79.04                                      0.250                            0.016
75.68                                      0.250                            0.016
66.63                                      0.250                            0.016
80.00                                      0.250                            0.016
67.91                                      0.250                            0.016

NASCOR
NMI / 1997-4  Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
4552822  LA PLATA                MD    20646    SFD       8.500     8.234     $1,845.40    360       1-Dec-26           $239,560.71
4552895  OWINGS MILLS            MD    21117    SFD       8.000     7.734     $1,834.41    360       1-Jan-27           $249,663.40
4553052  WEST ORANGE             NJ    07052    SFD       9.000     8.734     $2,369.62    360       1-Feb-27           $294,339.13
4553196  PORTLAND                OR    97228    SFD       8.000     7.734     $1,812.40    360       1-Jan-27           $246,667.43
4553236  HAILEY                  ID    83333    LCO       8.750     8.484       $921.07    360       1-Jan-27           $116,944.79
4553340  GARDEN CITY             NY    11530    SFD       7.625     7.359     $2,406.50    360       1-Jan-27           $339,505.90
4553358  FAIRFAX                 VA    22031    SFD       7.750     7.484     $2,109.83    360       1-Jan-27           $294,082.96
4553359  PHILADELPHIA            PA    19106    HCO       8.500     8.234       $592.06    360       1-Jan-27            $76,906.37
4553383  LAYTONSVILLE            MD    20882    SFD       7.750     7.484     $1,768.11    360       1-Jan-27           $246,450.49
4553544  LAGRANGE                IL    60525    SFD       8.125     7.859     $1,880.01    360       1-Jan-27           $252,867.61
4553695  VERO BEACH              FL    32963    SFD       8.250     7.984     $2,629.43    360       1-Feb-27           $349,776.82
4553700  FORT WORTH              TX    76132    SFD       8.125     7.859     $1,804.27    360       1-Jan-27           $242,681.01
4553786  ROSEVILLE               MN    55113    SFD       7.875     7.609     $1,646.27    360       1-Jan-27           $226,736.47
4553986  WATER MILL              NY    11976    SFD       8.000     7.734     $3,081.82    360       1-Dec-26           $419,148.90
4553998  IRVINE                  CA    92620    SFD       7.750     7.484     $2,022.43    360       1-Feb-27           $282,100.76
4554017  WILMINGTON              DE    19805    SFD       8.375     8.109     $1,877.38    360       1-Jan-27           $246,691.88
4554251  BEL AIR                 MD    21015    SFD       7.750     7.484     $2,364.16    360       1-Jan-27           $329,532.68
4554277  MORGANVILLE             NJ    07751    SFD       8.250     7.984     $2,629.44    360       1-Jan-27           $349,552.09
4554402  WOODCLIFF               NJ    07675    SFD       8.000     7.734     $2,054.54    360       1-Feb-27           $279,812.13
4554573  CARLSBAD                CA    92009    SFD       8.000     7.734     $2,045.00    360       1-Jan-27           $278,324.75
4554591  CEDARHURST              NY    11516    SFD       7.875     7.609     $2,639.25    360       1-Feb-27           $363,749.50
4554628  TEANECK                 NJ    07666    SFD       8.125     7.859     $2,494.80    360       1-Feb-27           $335,780.20
4554735  WILTON                  CT    06897    SFD       7.875     7.609     $1,812.67    360       1-Jan-27           $249,654.79
4555055  SOMERS                  NY    10541    SFD       8.500     8.234     $2,197.17    360       1-Jan-27           $285,402.57
4555753  WESTON                  CT    06883    SFD       7.875     7.609     $1,930.50    360       1-Feb-27           $266,066.77
4555758  CARLSBAD                CA    92009    SFD       7.875     7.609     $2,870.55    360       1-Feb-27           $395,627.54
4555807  GLEN COVE               NY    11560    SFD       8.125     7.859     $2,598.75    360       1-Feb-27           $349,771.04
4555832  ROCKY HILL              NJ    08553    SFD       7.500     7.234     $1,734.05    360       1-Jan-27           $247,630.74
4555839  WHITEWOOD               SD    57793    SFD       8.000     7.734     $1,650.97    360       1-Jan-27           $224,697.05
4555846  DELMAR                  NY    12054    SFD       7.875     7.609     $3,480.33    360       1-Jan-27           $479,337.17
4555859  CHAPPAQUA               NY    10514    SFD       8.250     7.984     $2,332.69    360       1-Feb-27           $310,302.00
4555863  FAIRFAX                 VA    22031    SFD       8.375     8.109     $2,170.01    360       1-Jan-27           $285,143.85
4555866  RYE                     NY    10580    SFD       7.875     7.609     $3,589.10    360       1-Feb-27           $494,659.34
4556190  PHOENIX                 MD    21131    SFD       7.875     7.609     $1,957.69    360       1-Jan-27           $269,618.92
4556301  RIDGEWOOD VILLAGE       NJ    07450    SFD       8.000     7.734     $3,169.87    360       1-Feb-27           $431,610.13
4556354  BOCA RATON              FL    33496    SFD       8.000     7.734     $2,568.18    360       1-Dec-26           $349,290.75
4556453  BIRMINGHAM              AL    35243    SFD       7.875     7.609     $1,577.03    360       1-Jan-27           $217,199.65
4556458  TAPPAN                  NY    10983    SFD       8.625     8.359     $1,095.13    360       1-Jan-27           $140,482.60
4556496  BRENTWOOD               TN    37027    SFD       7.875     7.609     $1,602.41    360       1-Jan-27           $220,694.81
4556502  DALLAS                  TX    75230    SFD       8.375     8.109     $1,444.14    360       1-Jan-27           $189,762.98
4556766  PAOLI                   PA    19301    SFD       8.000     7.734     $2,020.06    360       1-Feb-27           $275,115.27
4556813  MAGNOLIA                TX    77355    SFD       8.250     7.984     $2,103.55    360       1-Feb-27           $279,821.45
4556905  VOORHEES                NJ    08043    SFD       8.000     7.734     $2,193.96    360       1-Jan-27           $298,597.42
4556921  YONKERS                 NY    10704    SFD       8.500     8.234     $1,833.86    360       1-Jan-27           $238,210.01
4556922  STERLING                VA    20165    SFD       8.000     7.734     $1,863.76    360       1-Dec-26           $253,485.30
4556936  MT KISCO                NY    10549    SFD       8.000     7.734     $2,714.93    360       1-Feb-27           $369,751.74


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
80.00                                      0.250                            0.016
66.49                                      0.250                            0.016
95.00                                      0.250                            0.016
56.99                                      0.250                            0.016
80.00                                      0.250                            0.016
79.07                                      0.250                            0.016
80.00                                      0.250                            0.016
70.00                                      0.250                            0.016
69.99                                      0.250                            0.016
80.00                                      0.250                            0.016
59.32                                      0.250                            0.016
90.00                    12                0.250                            0.016
95.00                    11                0.250                            0.016
80.00                                      0.250                            0.016
79.99                                      0.250                            0.016
95.00                    01                0.250                            0.016
71.74                                      0.250                            0.016
80.00                                      0.250                            0.016
53.85                                      0.250                            0.016
74.64                                      0.250                            0.016
85.65                    06                0.250                            0.016
80.00                                      0.250                            0.016
50.51                                      0.250                            0.016
90.00                    01                0.250                            0.016
74.87                                      0.250                            0.016
89.10                    13                0.250                            0.016
60.87                                      0.250                            0.016
80.00                                      0.250                            0.016
75.00                                      0.250                            0.016
80.00                                      0.250                            0.016
90.00                    06                0.250                            0.016
79.99                                      0.250                            0.016
75.00                                      0.250                            0.016
61.36                                      0.250                            0.016
80.00                                      0.250                            0.016
68.76                                      0.250                            0.016
57.24                                      0.250                            0.016
80.00                                      0.250                            0.016
94.44                    01                0.250                            0.016
80.00                                      0.250                            0.016
66.34                                      0.250                            0.016
74.67                                      0.250                            0.016
78.68                                      0.250                            0.016
90.00                    01                0.250                            0.016
79.99                                      0.250                            0.016
71.22                                      0.250                            0.016

NASCOR
NMI / 1997-4  Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
4556938  LAYTON                  UT    84040    SFD       8.125     7.859     $2,247.91    360       1-Feb-27           $302,551.96
4556964  EASTON                  CT    06612    SFD       8.625     8.359     $2,333.37    360       1-Feb-27           $299,822.88
4557103  NORFOLK                 VA    23508    SFD       7.750     7.484     $2,149.24    360       1-Feb-27           $299,788.26
4557434  LITHIA                  FL    33547    SFD       7.875     7.609     $1,720.95    360       1-Jan-27           $236,820.92
4557535  FOLSOM                  CA    95630    SFD       7.875     7.609     $1,887.72    360       1-Jan-27           $259,990.48
4557600  HUNTINGTON              NY    11743    SFD       8.250     7.984     $2,034.05    360       1-Feb-27           $270,577.36
4557675  BERNARDS                NJ    07920    SFD       8.250     7.984     $2,599.38    360       1-Feb-27           $345,779.37
4557684  MANHATTAN BEACH         CA    90266    SFD       7.750     7.484     $2,579.09    360       1-Feb-27           $359,745.91
4557686  MAKAWAO                 HI    96768    SFD       7.625     7.359     $2,923.19    360       1-Feb-27           $412,701.08
4557953  GARDEN CITY             NY    11530    SFD       8.375     8.109     $2,532.94    360       1-Feb-27           $333,042.87
4558031  BEDFORD                 NY    10506    SFD       7.875     7.609     $5,438.02    360       1-Feb-27           $749,483.86
4558050  BRIARCLIFF MANOR        NY    10510    SFD       7.875     7.609     $2,349.22    360       1-Feb-27           $322,977.03
4558061  SPARTA                  NJ    07871    SFD       7.875     7.609     $1,942.83    360       1-Feb-27           $267,765.59
4558097  SCOTTSDALE              AZ    85255    SFD       8.000     7.734     $2,729.61    360       1-Jan-27           $371,499.12
4558212  BLOOMFIELD HILLS        MI    48301    SFD       7.750     7.484     $2,865.65    360       1-Feb-27           $399,717.68
4558222  YARDLEY                 PA    19067    SFD       7.875     7.609     $2,168.69    360       1-Feb-27           $298,894.15
4558358  DALY CITY               CA    94015    SFD       7.875     7.609     $1,740.17    360       1-Jan-27           $239,668.58
4558397  ENCINITAS               CA    92024    SFD       7.625     7.359     $2,236.63    360       1-Feb-27           $315,771.29
4558416  ST GEORGE               UT    84790    SFD       7.875     7.609       $725.07    360       1-Jan-27            $99,861.91
4558445  CHALFONT                PA    18914    SFD       7.500     7.234     $1,887.18    360       1-Jan-27           $269,498.14
4558466  MANHASSET               NY    11030    SFD       8.125     7.859     $2,405.70    360       1-Feb-27           $323,788.05
4558485  SANTA MARIA             CA    93455    SFD       8.000     7.734     $2,329.71    360       1-Feb-27           $317,286.96
4558523  WOODSTOCK               GA    30188    SFD       7.875     7.609     $2,537.75    360       1-Feb-27           $349,759.13
4558529  PIEDMONT                CA    94611    SFD       7.750     7.484     $2,005.96    360       1-Feb-27           $279,802.37
4558688  FAIRFAX                 VA    22030    SFD       7.875     7.609     $1,015.10    360       1-Jan-27           $139,405.36
4558845  NIPOMO                  CA    93444    SFD       7.625     7.359     $4,600.66    360       1-Feb-27           $649,529.55
4558874  ANDOVER                 MA    01810    SFD       7.875     7.609     $2,624.76    360       1-Feb-27           $361,750.87
4559000  IRVINE                  CA    92620    SFD       7.750     7.484     $2,836.28    360       1-Jan-27           $395,339.35
4559022  HOPKINTON               MA    01748    SFD       7.875     7.609     $2,385.48    360       1-Jan-27           $328,545.69
4559179  OAKLAND                 CA    94611    SFD       8.250     7.984     $2,644.46    360       1-Feb-27           $351,775.54
4559210  HARWOOD                 MD    20776    SFD       8.000     7.734     $2,302.93    360       1-Jan-27           $313,427.41
4559245  CROSS RIVER             NY    10518    LCO       8.500     8.234     $1,045.72    360       1-Jan-27           $135,834.65
4559330  DARNESTOWN              MD    20874    SFD       8.000     7.734     $3,468.51    360       1-Jan-27           $472,063.54
4559335  MEDFORD                 NJ    08055    SFD       7.500     7.234     $2,125.62    360       1-Jan-27           $303,547.35
4559357  CARMEL                  IN    46032    SFD       8.250     7.984     $1,793.81    355       1-Aug-26           $237,683.80
4559362  POQUOSON                VA    23662    SFD       8.125     7.859     $2,079.00    360       1-Jan-27           $279,632.43
4559590  ST JAMES                NY    11780    SFD       7.875     7.609     $1,015.10    360       1-Jan-27           $139,806.67
4559598  TENAFLY                 NJ    07670    SFD       7.875     7.609     $1,859.80    360       1-Jan-27           $256,145.81
4559615  WASHINGTON              DC    20036    SFD       7.875     7.609     $2,424.64    360       1-Jan-27           $333,938.21
4559636  MASSAPEQUA              NY    11758    SFD       8.375     8.109     $3,032.69    360       1-Jan-27           $398,502.27
4559656  SANTA BARBARA           CA    93108    SFD       8.000     7.734     $4,248.50    360       1-Feb-27           $578,611.50
4559793  GOLDEN                  CO    80403    SFD       7.875     7.609     $2,377.07    240       1-Jan-17           $285,857.53
4559853  ALPHARETTA              GA    30201    SFD       8.500     8.234     $2,691.20    360       1-Jan-27           $349,574.43
4559871  KINNELON                NJ    07405    SFD       7.375     7.109     $1,975.34    360       1-Feb-27           $285,782.37
4559917  RYE                     NY    10580    SFD       7.625     7.359     $2,264.94    360       1-Feb-27           $319,768.39
4559926  LOS ANGELES             CA    90036    MF2       8.000     7.734     $2,230.65    360       1-Feb-27           $303,796.02


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
88.78                    17                0.250                            0.016
92.74                                      0.250                            0.016
75.00                                      0.250                            0.016
80.00                                      0.250                            0.016
92.98                    13                0.250                            0.016
95.00                    17                0.250                            0.016
78.64                                      0.250                            0.016
68.18                                      0.250                            0.016
54.13                                      0.250                            0.016
86.95                    17                0.250                            0.016
62.89                                      0.250                            0.016
80.00                                      0.250                            0.016
73.41                                      0.250                            0.016
70.86                                      0.250                            0.016
88.89                    33                0.250                            0.016
79.76                                      0.250                            0.016
87.27                    06                0.250                            0.016
80.00                                      0.250                            0.016
46.51                                      0.250                            0.016
90.00                    17                0.250                            0.016
90.00                                      0.250                            0.016
73.84                                      0.250                            0.016
75.43                                      0.250                            0.016
80.00                                      0.250                            0.016
58.33                                      0.250                            0.016
59.09                                      0.250                            0.016
80.00                                      0.250                            0.016
89.99                    17                0.250                            0.016
62.08                                      0.250                            0.016
85.85                                      0.250                            0.016
75.99                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
79.98                                      0.250                            0.016
77.78                                      0.250                            0.016
62.22                                      0.250                            0.016
90.00                    12                0.250                            0.016
80.00                                      0.250                            0.016
85.81                    13                0.250                            0.016
68.12                                      0.250                            0.016
71.71                                      0.250                            0.016
89.90                    13                0.250                            0.016
75.26                                      0.250                            0.016
80.00                                      0.250                            0.016
78.96                                      0.250                            0.016

NASCOR
NMI / 1997-4  Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
4560012  BRONXVILLE              NY    10708    SFD       7.625     7.359     $2,022.88    360       1-Feb-27           $285,593.14
4560091  SANIBEL                 FL    33957    SFD       7.875     7.609     $4,350.42    360       1-Feb-27           $599,587.08
4560208  ALEXANDRIA              VA    22315    SFD       7.750     7.484     $1,826.85    360       1-Jan-27           $254,638.89
4560226  SAN DIEGO               CA    92107    SFD       7.875     7.609     $2,141.13    360       1-Feb-27           $295,096.78
4560261  SCOTTSDALE              AZ    85259    SFD       8.125     7.859     $1,268.56    360       1-Jan-27           $170,625.72
4560312  GREENWOOD               IN    46143    SFD       8.250     7.984     $2,129.84    360       1-Jan-27           $283,137.19
4560338  TOPANGA                 CA    90290    SFD       8.000     7.734     $2,011.95    360       1-Jan-27           $273,825.81
4560357  DUBLIN                  OH    43017    SFD       7.875     7.609     $2,073.70    360       1-Feb-27           $285,803.18
4560458  BERKELEY                CA    94708    SFD       8.250     7.984     $2,156.14    360       1-Feb-27           $286,816.99
4560479  THOUSAND OAKS           CA    91320    SFD       7.625     7.359     $1,465.13    360       1-Jan-27           $206,699.42
4560481  SEATTLE                 WA    98199    SFD       7.750     7.484     $2,199.39    360       1-Feb-27           $306,783.32
4560547  NORCROSS                GA    30092    SFD       8.250     7.984     $1,596.07    360       1-Jan-27           $212,178.12
4560579  LAKE QUIVERA            KS    66106    SFD       7.780     7.514     $2,327.90    360       1-Jan-27           $323,543.93
4560659  SAN JOSE                CA    95129    SFD       7.750     7.484     $2,256.70    360       1-Feb-27           $314,777.67
4560700  TUCSON                  AZ    85746    SFD       8.250     7.984       $576.98    360       1-Jan-27            $76,395.60
4560729  NORCO                   CA    91760    SFD       7.875     7.609     $1,957.69    360       1-Feb-27           $269,814.19
4560807  IRVINE                  CA    92620    SFD       7.750     7.484     $2,004.16    360       1-Feb-27           $279,552.56
4560810  MADISON                 GA    30650    SFD       7.625     7.359     $3,515.97    360       1-Jan-27           $496,028.65
4560842  SAYVILLE                NY    11782    SFD       7.750     7.484     $2,077.60    360       1-Feb-27           $289,795.32
4560873  CRANBURY                NJ    08512    SFD       8.125     7.859     $2,247.92    360       1-Feb-27           $302,551.95
4560908  ATLANTA                 GA    30327    SFD       7.750     7.484     $2,973.11    360       1-Jan-27           $414,412.31
4560919  VIRGINIA BEACH          VA    23451    SFD       7.750     7.484     $2,672.58    360       1-Feb-27           $372,786.70
4560946  SEATTLE                 WA    98115    SFD       8.000     7.734     $1,836.61    360       1-Jan-27           $249,963.00
4561001  CANTON                  MA    02021    SFD       7.875     7.609     $2,900.28    360       1-Jan-27           $399,447.63
4561002  FAIRFAX                 VA    22032    SFD       8.125     7.859     $1,900.80    360       1-Jan-27           $255,663.93
4561014  CARBONDALE              CO    81623    SFD       7.750     7.484     $2,478.79    360       1-Feb-27           $345,755.79
4561022  KNOXVILLE               TN    37922    SFD       7.750     7.484     $2,202.97    360       1-Feb-27           $307,282.97
4561122  SAN ANTONIO             TX    78212    SFD       8.125     7.859     $2,966.28    360       1-Jan-27           $398,975.57
4561173  FT. LAUDERDALE          FL    33332    SFD       7.750     7.484     $2,951.62    360       1-Jan-27           $411,416.56
4561241  BELLEVUE                WA    98004    SFD       7.625     7.359     $1,988.91    360       1-Feb-27           $280,796.61
4561252  LONGMONT                CO    80503    SFD       8.000     7.734     $2,792.34    360       1-Jan-27           $380,037.62
4561322  CINCINNATI              OH    45248    SFD       8.125     7.859     $2,044.47    360       1-Feb-27           $275,169.88
4561323  SOUTHLAKE               TX    76092    SFD       8.125     7.859     $2,071.57    360       1-Feb-27           $278,817.49
4561343  GERMANTOWN              TN    38139    SFD       7.875     7.609     $1,962.04    360       1-Feb-27           $270,413.77
4561351  HAMILTON                MA    01936    SFD       8.125     7.859     $1,630.53    360       1-Jan-27           $219,216.48
4561355  MISSOURI CITY           TX    77459    SFD       7.250     6.984     $1,637.23    360       1-Jan-27           $239,624.41
4561358  PHILADELPHIA            PA    19115    LCO       9.000     8.734       $579.33    360       1-Jan-27            $71,921.05
4561371  ATLANTA                 GA    30327    SFD       8.250     7.984     $2,238.77    360       1-Jan-27           $297,618.65
4561406  OLD HICKORY             TN    37138    SFD       7.875     7.609     $1,943.19    360       1-Feb-27           $267,815.56
4561469  DAYTONA BEACH           FL    32118    SFD       7.875     7.609     $4,141.96    360       1-Feb-27           $570,856.87
4561516  WAYLAND                 MA    01778    SFD       8.125     7.859     $3,140.77    360       1-Feb-27           $422,723.29
4561522  CLAYTON                 GA    30525    SFD       8.250     7.984     $1,502.54    360       1-Jan-27           $199,744.04
4561526  HUNTINGTON BEACH        CA    92648    SFD       8.125     7.859     $4,336.19    360       1-Feb-27           $583,617.98
4561555  SUPERIOR                CO    80027    SFD       7.875     7.609     $2,082.40    360       1-Jan-27           $286,803.40
4561659  PORTLAND                OR    97236    SFD       7.750     7.484     $1,977.30    360       1-Feb-27           $275,805.20
4561717  STREET                  MD    21154    SFD       7.750     7.484     $1,751.99    360       1-Jan-27           $244,203.67


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
80.00                                      0.250                            0.016
69.77                                      0.250                            0.016
73.35                                      0.250                            0.016
77.71                                      0.250                            0.016
79.98                                      0.250                            0.016
90.00                    06                0.250                            0.016
89.90                    11                0.250                            0.016
79.33                                      0.250                            0.016
74.55                                      0.250                            0.016
78.26                                      0.250                            0.016
63.69                                      0.250                            0.016
79.99                                      0.250                            0.016
79.02                                      0.250                            0.016
68.48                                      0.250                            0.016
80.00                                      0.250                            0.016
83.08                    33                0.250                            0.016
85.00                    11                0.250                            0.016
74.70                                      0.250                            0.016
68.24                                      0.250                            0.016
77.63                                      0.250                            0.016
62.41                                      0.250                            0.016
89.99                    33                0.250                            0.016
78.71                                      0.250                            0.016
72.73                                      0.250                            0.016
78.53                                      0.250                            0.016
67.84                                      0.250                            0.016
75.00                                      0.250                            0.016
86.85                    01                0.250                            0.016
78.03                                      0.250                            0.016
63.86                                      0.250                            0.016
89.99                    12                0.250                            0.016
95.00                    12                0.250                            0.016
94.84                    12                0.250                            0.016
74.14                                      0.250                            0.016
90.00                    33                0.250                            0.016
76.19                                      0.250                            0.016
80.00                                      0.250                            0.016
76.41                                      0.250                            0.016
80.00                                      0.250                            0.016
71.86                                      0.250                            0.016
56.40                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
90.00                    06                0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016

NASCOR
NMI / 1997-4  Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
4561738  MADISON                 NJ    07940    SFD       8.000     7.734     $2,274.68    360       1-Feb-27           $309,791.99
4561828  MALIBU                  CA    90265    SFD       7.875     7.609     $3,081.55    360       1-Feb-27           $424,707.51
4561834  LOS ANGELES             CA    90036    SFD       8.000     7.734     $2,193.59    360       1-Feb-27           $298,749.41
4561851  ARLINGTON               WA    98223    SFD       7.750     7.484     $1,834.02    360       1-Jan-27           $255,637.46
4561862  HUDSONVILLE             MI    49426    SFD       8.500     8.234     $1,845.39    360       1-Jan-27           $239,708.19
4561864  COPPELL                 TX    75019    SFD       7.750     7.484     $2,034.61    360       1-Jan-27           $283,597.82
4561940  VILLA PARK              CA    92861    SFD       7.875     7.609     $2,871.28    360       1-Feb-27           $395,727.47
4562031  SIMI VALLEY             CA    93063    SFD       8.125     7.859     $2,004.75    360       1-Feb-27           $269,823.37
4562066  MISSION VIEJO           CA    92691    SFD       7.625     7.359     $1,889.81    360       1-Feb-27           $266,789.81
4562067  MECHANICSBURG           PA    17055    SFD       8.250     7.984     $2,629.44    360       1-Jan-27           $349,552.09
4562117  LOS ALTOS HILLS         CA    94022    SFD       7.750     7.484     $4,524.15    360       1-Feb-27           $631,054.29
4562277  GREENWICH               CT    06830    SFD       7.875     7.609     $2,537.75    360       1-Feb-27           $349,659.13
4562290  PACIFIC PALISADES       CA    90272    SFD       7.875     7.609     $2,102.71    360       1-Feb-27           $289,800.42
4562369  TOWN AND COUNTRY        MO    63017    SFD       7.875     7.609     $3,589.10    360       1-Feb-27           $494,659.34
4562379  ROLLING HILLS ESTATE    CA    90274    SFD       7.875     7.609     $3,444.08    360       1-Feb-27           $471,338.01
4562407  WINDSOR                 VT    05089    SFD       8.250     7.984     $3,434.80    360       1-Feb-27           $456,908.45
4562418  SAN MATEO               CA    94402    SFD       8.000     7.734     $3,668.83    360       1-Feb-27           $499,664.50
4562630  DULUTH                  GA    30136    SFD       7.750     7.484     $2,149.24    360       1-Jan-27           $299,575.15
4562634  WEST MOUNTAIN           UT    84651    SFD       8.125     7.859     $2,032.59    360       1-Jan-27           $273,390.64
4562657  LONG VALLEY             NJ    07853    SFD       8.625     8.359     $2,566.71    360       1-Feb-27           $329,805.17
4562662  LAS VEGAS               NV    89129    SFD       7.750     7.484     $1,669.24    360       1-Jan-27           $232,570.37
4562670  BELLEAIR                FL    34616    SFD       7.875     7.609     $1,937.39    360       1-Feb-27           $266,581.46
4562696  DANVILLE                CA    94506    PUD       8.125     7.859     $2,301.75    360       1-Feb-27           $309,797.21
4562746  PRINCE FREDERICK        MD    20678    SFD       7.875     7.609     $1,985.24    360       1-Feb-27           $273,611.57
4562778  SUWANEE                 GA    30174    SFD       7.875     7.609     $1,757.57    360       1-Jan-27           $242,065.27
4562779  LOS ANGELES             CA    90035    SFD       8.000     7.734     $3,668.83    360       1-Feb-27           $499,664.50
4562863  OAKTON                  VA    22124    SFD       7.625     7.359     $1,725.25    360       1-Jan-27           $243,396.04
4562868  SACRAMENTO              CA    95864    SFD       8.125     7.859     $2,450.24    360       1-Jan-27           $328,411.07
4562899  SARATOGA                CA    95070    SFD       8.250     7.984     $2,629.43    360       1-Feb-27           $349,776.82
4562909  TUCSON                  AZ    85749    SFD       7.875     7.609     $2,563.12    360       1-Jan-27           $353,011.86
4562916  TUCSON                  AZ    85749    PUD       8.000     7.734     $2,218.91    360       1-Feb-27           $302,197.09
4562917  TUCSON                  AZ    85718    PUD       7.875     7.609     $1,940.29    360       1-Feb-27           $267,415.84
4562938  FAIRFIELD               CT    06430    SFD       7.250     6.984     $1,582.65    360       1-Dec-26           $231,453.76
4562996  MURPHYS                 CA    95247    SFD       8.375     8.109     $3,040.29    360       1-Feb-27           $399,751.38
4563112  WESTPORT                CT    06880    SFD       7.625     7.359     $2,406.50    360       1-Feb-27           $339,753.92
4563144  CHICAGO                 IL    60646    SFD       8.000     7.734     $2,531.49    360       1-Feb-27           $344,768.51
4563195  PHOENIX                 AZ    85018    PUD       7.875     7.609     $3,148.62    360       1-Jan-27           $433,650.33
4563199  FORT COLLINS            CO    80525    PUD       7.750     7.484     $1,791.04    360       1-Jan-27           $249,645.95
4563206  LACANADA-FLINTRIDGE     CA    91011    SFD       8.250     7.984     $3,621.11    360       1-Jan-27           $479,774.30
4563217  IRVINE                  CA    92620    PUD       7.500     7.234     $1,843.83    360       1-Jan-27           $263,307.37
4563221  IRVINE                  CA    92620    SFD       7.750     7.484     $2,039.63    360       1-Feb-27           $284,499.06
4563222  FRAMINGHAM              MA    01701    SFD       8.375     8.109     $2,325.82    360       1-Dec-26           $305,425.42
4563229  CORPUS CHRISTI          TX    78404    SFD       8.000     7.734     $2,034.00    360       1-Jan-27           $276,826.76
4563261  VIENNA                  VA    22182    SFD       7.625     7.359     $2,264.94    360       1-Feb-27           $319,768.39
4563264  MILL CREEK              WA    98012    SFD       7.875     7.609     $3,306.32    360       1-Jan-27           $455,370.30
4563308  SUGAR LAND              TX    77479    SFD       7.875     7.609     $3,625.35    360       1-Feb-27           $499,655.90


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
48.82                                      0.250                            0.016
68.00                                      0.250                            0.016
79.93                                      0.250                            0.016
67.37                                      0.250                            0.016
66.67                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
90.00                    33                0.250                            0.016
78.53                                      0.250                            0.016
66.67                                      0.250                            0.016
69.99                                      0.250                            0.016
51.85                                      0.250                            0.016
41.43                                      0.250                            0.016
79.76                                      0.250                            0.016
76.00                                      0.250                            0.016
90.00                    33                0.250                            0.016
65.79                                      0.250                            0.016
78.95                                      0.250                            0.016
75.00                                      0.250                            0.016
73.33                                      0.250                            0.016
90.00                    06                0.250                            0.016
80.00                                      0.250                            0.016
77.50                                      0.250                            0.016
75.64                                      0.250                            0.016
94.90                    13                0.250                            0.016
74.07                                      0.250                            0.016
75.00                                      0.250                            0.016
69.92                                      0.250                            0.016
25.93                                      0.250                            0.016
70.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
75.00                                      0.250                            0.016
78.95                                      0.250                            0.016
64.10                                      0.250                            0.016
74.15                                      0.250                            0.016
79.99                                      0.250                            0.016
80.00                                      0.250                            0.016
90.00                    01                0.250                            0.016
90.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
78.13                                      0.250                            0.016

NASCOR
NMI / 1997-4  Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
4563349  SIMI VALLEY             CA    93065    SFD       8.000     7.734     $2,766.30    360       1-Feb-27           $376,747.03
4563396  NORFOLK                 VA    23503    SFD       7.375     7.109     $1,933.90    360       1-Feb-27           $279,786.93
4563412  WEST NEWTON             MA    02165    SFD       7.500     7.234     $2,724.14    360       1-Feb-27           $389,310.86
4563431  MANHATTAN BEACH         CA    90266    SFD       8.000     7.734     $5,870.12    360       1-Feb-27           $799,463.21
4563453  OAKLAND                 CA    94602    SFD       7.625     7.359     $1,698.71    360       1-Jan-27           $239,651.48
4563521  CARLSBAD                CA    92009    SFD       7.750     7.484     $2,142.08    360       1-Feb-27           $298,788.96
4563551  BEVERLY HILLS           CA    90211    SFD       8.250     7.984     $2,426.60    360       1-Feb-27           $322,794.03
4563574  SALT LAKE CITY          UT    84121    SFD       7.875     7.609     $1,966.39    360       1-Jan-27           $270,825.50
4563596  SAN DIEGO               CA    92127    PUD       8.250     7.984     $2,049.46    360       1-Feb-27           $272,626.04
4563599  SANTA ROSA              CA    95405    SFD       7.750     7.484     $1,776.71    360       1-Jan-27           $247,648.79
4563600  KIRKLAND                WA    98034    SFD       7.875     7.609     $2,537.75    360       1-Feb-27           $349,759.13
4563637  MIAMI                   FL    33183    SFD       8.250     7.984     $1,922.50    360       1-Jan-27           $254,368.39
4563643  WASHINGTON              DC    20015    SFD       8.625     8.359     $2,401.31    240       1-Feb-17           $273,769.50
4563649  CHARLESTON              SC    29407    SFD       7.875     7.609     $2,175.21    360       1-Jan-27           $299,585.73
4563688  NEW ROCHELLE            NY    10804    SFD       8.000     7.734     $3,199.22    360       1-Feb-27           $435,707.45
4563692  CINCINNATI              OH    45241    SFD       8.625     8.359     $2,638.27    360       1-Feb-27           $338,999.73
4563718  LOS ANGELES             CA    90035    SFD       7.750     7.484     $2,292.52    360       1-Feb-27           $319,774.15
4563755  WAYNE                   NJ    07470    PUD       7.875     7.609     $1,446.52    360       1-Jan-27           $199,224.50
4563763  RAMSEY                  MN    55303    SFD       7.750     7.484     $2,149.24    360       1-Feb-27           $299,788.26
4563782  LAKE OSWEGO             OR    97035    PUD       7.875     7.609     $1,780.05    360       1-Jan-27           $245,160.97
4563856  WESTON                  MA    02193    SFD       7.875     7.609     $3,603.59    360       1-Jan-27           $496,313.71
4563865  HASTINGS-ON-HUDSON      NY    10706    SFD       8.375     8.109     $3,006.47    360       1-Feb-27           $395,304.14
4563901  LOS ANGELES             CA    90035    SFD       7.875     7.609     $2,784.27    360       1-Feb-27           $383,735.73
4563924  MENLO PARK              CA    94025    SFD       8.250     7.984     $5,634.50    360       1-Feb-27           $749,521.75
4564016  JACKSON HEIGHTS         NY    11370    SFD       8.750     8.484     $1,359.42    360       1-Jan-27           $172,600.44
4564091  FORT LAUDERDALE         FL    33327    SFD       8.000     7.734     $2,274.68    360       1-Feb-27           $309,791.99
4564223  SACRAMENTO              CA    95864    SFD       8.250     7.984     $2,354.68    353       1-May-26           $291,461.64
4564231  ASHBURN                 VA    20147    SFD       7.875     7.609     $1,876.48    360       1-Jan-27           $258,442.63
4564257  VACAVILLE               CA    95688    SFD       8.375     8.109     $1,757.67    360       1-Jan-27           $230,961.52
4564262  LAFAYETTE               CA    94549    SFD       8.000     7.734     $2,494.80    360       1-Feb-27           $339,771.87
4564277  TAMPA                   FL    33618    SFD       7.875     7.609     $2,320.23    360       1-Feb-27           $319,779.77
4564296  DALY CITY               CA    94015    SFD       8.375     8.109     $1,877.38    360       1-Jan-27           $246,691.88
4564297  PEBBLE BEACH            CA    93953    SFD       7.750     7.484     $2,507.45    360       1-Feb-27           $349,252.97
4564299  LAKE FOREST             IL    60045    SFD       8.000     7.734     $4,769.47    360       1-Feb-27           $649,563.86
4564365  HERNDON                 VA    20170    SFD       7.625     7.359     $1,911.04    360       1-Jan-27           $269,607.93
4564367  FAIRFAX                 VA    22033    SFD       7.500     7.234     $1,660.63    360       1-Jan-27           $237,146.39
4564408  DELRAY BEACH            FL    33446    SFD       7.875     7.609     $3,444.08    360       1-Feb-27           $474,673.11
4564453  GREAT FALLS             VA    22066    SFD       8.125     7.859     $2,435.39    360       1-Jan-27           $327,569.44
4564460  SAN MATEO               CA    94402    SFD       7.625     7.359     $3,538.97    360       1-Feb-27           $499,638.11
4564571  PLANO                   TX    75093    SFD       8.125     7.859     $1,661.71    360       1-Jan-27           $223,506.22
4564633  REDONDO BEACH           CA    90278    LCO       8.000     7.734     $1,714.07    360       1-Jan-27           $233,285.49
4564663  HACIENDA HEIGHTS        CA    91745    SFD       7.750     7.484     $1,576.11    360       1-Jan-27           $219,688.44
4564759  SARATOGA                CA    95070    SFD       9.250     8.984         $0.00    360       1-Feb-27           $423,780.18
4564780  CAMARILLO               CA    93012    PUD       7.875     7.609     $2,610.25    360       1-Feb-27           $359,752.25
4564920  ALEXANDRIA              VA    22309    SFD       7.875     7.609     $1,925.06    360       1-Jan-27           $265,133.37
4565006  SCOTTSDALE              AZ    85259    PUD       8.000     7.734     $2,566.71    360       1-Jan-27           $349,285.24


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
79.37                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
59.26                                      0.250                            0.016
83.04                    12                0.250                            0.016
77.06                                      0.250                            0.016
76.00                                      0.250                            0.016
80.00                                      0.250                            0.016
83.94                    33                0.250                            0.016
67.03                                      0.250                            0.016
55.12                                      0.250                            0.016
79.99                                      0.250                            0.016
79.48                                      0.250                            0.016
75.00                                      0.250                            0.016
80.00                                      0.250                            0.016
79.81                                      0.250                            0.016
69.57                                      0.250                            0.016
67.97                                      0.250                            0.016
80.00                                      0.250                            0.016
77.95                                      0.250                            0.016
55.84                                      0.250                            0.016
90.00                                      0.250                            0.016
80.00                                      0.250                            0.016
61.22                                      0.250                            0.016
80.00                                      0.250                            0.016
74.34                                      0.250                            0.016
80.00                                      0.250                            0.016
79.63                                      0.250                            0.016
89.98                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
95.00                    12                0.250                            0.016
59.83                                      0.250                            0.016
66.67                                      0.250                            0.016
80.00                                      0.250                            0.016
76.61                                      0.250                            0.016
55.78                                      0.250                            0.016
80.00                                      0.250                            0.016
50.05                                      0.250                            0.016
75.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
90.00                    13                0.250                            0.016
63.60                                      0.250                            0.016

NASCOR
NMI / 1997-4  Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
4565007  LIVERMORE               CA    94550    SFD       7.750     7.484     $2,779.68    360       1-Feb-27           $387,655.79
4565031  PACIFIC PALISADES       CA    90272    SFD       7.625     7.359     $2,123.39    360       1-Feb-27           $299,782.86
4565129  SUNNYVALE               CA    94087    SFD       8.125     7.859     $2,165.49    360       1-Feb-27           $291,459.22
4565142  LOS ANGELES             CA    90064    SFD       7.875     7.609     $2,827.78    360       1-Feb-27           $389,731.60
4565265  SAN FRANCISCO           CA    94117    MF2       7.750     7.484     $2,077.60    360       1-Feb-27           $289,795.32
4565273  TENAFLY                 NJ    07670    SFD       8.250     7.984     $2,464.16    360       1-Feb-27           $327,790.84
4565340  GREENWOOD               IN    46143    SFD       8.500     8.234     $3,033.36    360       1-Jan-27           $394,020.34
4565385  SEATTLE                 WA    98118    SFD       8.000     7.734     $2,348.05    360       1-Jan-27           $319,569.14
4565501  SAN JOSE                CA    95126    SFD       8.125     7.859     $2,720.51    360       1-Feb-27           $365,860.32
4565552  CUPERTINO               CA    95014    SFD       8.875     8.609     $3,326.80    360       1-Feb-27           $417,890.58
4565637  CARLSBAD                CA    92009    SFD       8.000     7.734     $1,834.41    360       1-Jan-27           $249,663.40
4565679  EL DORADO HILLS         CA    95762    SFD       7.750     7.484     $2,291.81    360       1-Feb-27           $319,674.21
4565694  COLORADO SPRINGS        CO    80906    SFD       8.375     8.109       $380.04    360       1-Jan-27            $49,937.62
4565705  ISSAQUAH                WA    98029    SFD       8.000     7.734     $1,761.03    360       1-Jan-27           $239,676.87
4565745  NEW ORLEANS             LA    70124    SFD       8.125     7.859     $2,227.50    360       1-Feb-27           $299,803.75
4565814  ANCHORAGE               AK    99508    SFD       8.250     7.984     $3,485.88    360       1-Jan-27           $463,406.21
4565880  SCOTTSDALE              AZ    85259    SFD       7.750     7.484     $2,657.89    360       1-Jan-27           $370,474.62
4565911  MONUMENT                CO    80132    SFD       8.000     7.734     $2,083.90    360       1-Feb-27           $283,809.43
4565987  KINGS POINT             NY    11024    SFD       8.000     7.734     $3,191.88    360       1-Feb-27           $434,708.12
4566073  REDLANDS                CA    92373    SFD       7.875     7.609     $1,637.93    360       1-Jan-27           $225,489.53
4566322  FALLS CHURCH            VA    22043    SFD       8.250     7.984     $2,197.45    360       1-Jan-27           $292,125.70
4566363  ST. PAUL                MN    55102    SFD       8.125     7.859       $582.12    360       1-Jan-27            $78,297.09
4566417  NAPLES                  FL    33964    SFD       7.875     7.609       $620.66    360       1-Jan-27            $85,481.79
4566458  NEWTON                  MA    02168    SFD       7.875     7.609     $4,132.90    360       1-Feb-27           $569,607.73
4566571  DRAPER                  UT    84020    SFD       8.500     8.234     $2,005.33    360       1-Jan-27           $260,482.89
4566600  WEST TISBURY            MA    02575    SFD       7.375     7.109     $1,813.02    360       1-Jan-27           $262,099.30
4566766  SAN JUAN CAPISTRANO     CA    92675    SFD       8.125     7.859     $2,598.75    360       1-Feb-27           $349,771.04
4566924  LOS GATOS               CA    95030    SFD       7.750     7.484     $2,256.70    360       1-Feb-27           $314,777.67
4567317  HALF MOON BAY           CA    94019    SFD       8.000     7.734     $2,285.68    360       1-Feb-27           $311,290.99
4567362  ORANGE                  CA    92667    SFD       8.500     8.234     $3,014.14    360       1-Feb-27           $391,762.53
4567363  SAN FRANCISCO           CA    94107    LCO       8.125     7.859     $1,995.83    360       1-Feb-27           $268,624.17
4567475  WESTPORT                CT    06880    SFD       8.250     7.984     $3,121.52    360       1-Feb-27           $415,235.04
4567551  NORTHRIDGE AREA         CA    91326    SFD       8.250     7.984     $1,818.07    360       1-Jan-27           $241,690.30
4567608  LOPEZ ISLAND            WA    98261    SFD       8.000     7.734     $3,386.32    360       1-Jan-27           $460,878.63
4567710  LOS ANGELES             CA    90049    LCO       8.375     8.109     $2,280.22    360       1-Feb-27           $299,813.53
4567729  ANAHEIM                 CA    92808    PUD       8.000     7.734     $2,113.25    360       1-Feb-27           $287,806.75
4567756  TACOMA                  WA    98422    SFD       8.625     8.359     $1,622.47    360       1-Jan-27           $208,352.81
4567790  PORTLAND                OR    97229    SFD       7.500     7.234     $2,399.71    360       1-Feb-27           $342,945.29
4567791  YORBA LINDA             CA    92686    SFD       8.000     7.734     $1,900.46    360       1-Jan-27           $258,651.26
4567932  VIENNA                  VA    22182    SFD       7.375     7.109     $2,806.56    360       1-Feb-27           $406,040.80
4567943  CENTERVILLE             UT    84014    SFD       8.000     7.734     $2,091.23    360       1-Feb-27           $284,808.77
4567979  DENVER                  CO    80223    SFD       8.375     8.109       $498.61    360       1-Jan-27            $65,518.17
4568089  ENCINITAS               CA    92007    SFD       8.125     7.859     $2,969.99    360       1-Jan-27           $399,474.92
4568109  SAN FRANCISCO           CA    94116    SFD       8.375     8.109       $532.06    360       1-Jan-27            $69,912.67
4568121  MILTON                  WA    98354    SFD       8.375     8.109     $2,295.42    360       1-Jan-27           $301,623.27
4568134  CASTLE ROCK             CO    80104    SFD       8.250     7.984     $2,253.80    360       1-Jan-27           $299,616.08


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
80.00                                      0.250                            0.016
48.00                                      0.250                            0.016
95.00                    11                0.250                            0.016
62.40                                      0.250                            0.016
69.21                                      0.250                            0.016
74.55                                      0.250                            0.016
80.00                                      0.250                            0.016
79.01                                      0.250                            0.016
80.00                                      0.250                            0.016
75.00                                      0.250                            0.016
59.23                                      0.250                            0.016
79.99                                      0.250                            0.016
76.92                                      0.250                            0.016
70.59                                      0.250                            0.016
75.00                                      0.250                            0.016
68.74                                      0.250                            0.016
79.96                                      0.250                            0.016
80.00                                      0.250                            0.016
74.36                                      0.250                            0.016
90.00                    12                0.250                            0.016
75.00                                      0.250                            0.016
80.00                                      0.250                            0.016
78.53                                      0.250                            0.016
75.00                                      0.250                            0.016
80.00                                      0.250                            0.016
70.19                                      0.250                            0.016
63.64                                      0.250                            0.016
76.83                                      0.250                            0.016
70.00                                      0.250                            0.016
80.00                                      0.250                            0.016
80.00                                      0.250                            0.016
75.00                                      0.250                            0.016
86.43                    06                0.250                            0.016
75.66                                      0.250                            0.016
40.38                                      0.250                            0.016
80.00                                      0.250                            0.016
70.00                                      0.250                            0.016
80.00                                      0.250                            0.016
84.92                    13                0.250                            0.016
79.99                                      0.250                            0.016
68.63                                      0.250                            0.016
80.00                                      0.250                            0.016
72.73                                      0.250                            0.016
27.45                                      0.250                            0.016
88.82                    11                0.250                            0.016
48.00                                      0.250                            0.016

NASCOR
NMI / 1997-4  Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     --------------------- -----   ----    --------  --------  --------  ----------   --------  ----------         -----------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  --------------------- -----   ----    --------  --------  --------  ----------   --------  -----------        -----------
4568146  SAN JUAN CAPISTRANO     CA    92675    SFD       8.125     7.859     $2,088.27    360       1-Jan-27           $280,880.81
4568476  LAFAYETTE               CA    94549    SFD       7.875     7.609     $2,900.28    360       1-Feb-27           $399,724.72
4568649  CORONADO                CA    92118    SFD       8.250     7.984     $3,125.27    360       1-Feb-27           $415,734.73
4568660  SAN DIEGO               CA    92121    PUD       7.750     7.484     $1,933.60    360       1-Jan-27           $269,517.78
4568668  FAIRFAX STATION         VA    22039    SFD       7.875     7.609     $2,231.41    360       1-Jan-27           $307,325.01
4568680  HERNDON                 VA    22071    PUD       7.375     7.109     $2,192.90    360       1-Jan-27           $317,015.33
4568684  SAN DIEGO               CA    92128    PUD       7.250     6.984     $1,657.35    360       1-Jan-27           $242,569.81
4568708  GAINESVILLE             VA    20155    SFD       7.625     7.359     $1,859.73    360       1-Jan-27           $262,368.45
4568717  SAN DIEGO               CA    92128    PUD       7.625     7.359     $1,756.04    360       1-Jan-27           $247,739.72
4568721  SAN DIEGO               CA    92121    SFD       7.750     7.484     $1,670.68    360       1-Jan-27           $232,869.75
4568831  VILLA PARK              CA    92861    SFD       8.250     7.984     $2,253.80    360       1-Feb-27           $296,808.70
4568836  SCOTTSDALE              AZ    85254    PUD       8.250     7.984     $5,769.73    360       1-Feb-27           $767,510.27
4568860  HUNTLEY                 IL    60142    SFD       7.625     7.359     $1,579.80    360       1-Jan-27           $222,875.87
4568901  HUNTINGTON BEACH        CA    92649    SFD       8.125     7.859     $1,848.82    360       1-Jan-27           $248,673.13
4569102  VIRGINIA BEACH          VA    23451    SFD       8.000     7.734     $2,054.54    360       1-Feb-27           $279,812.13
4569133  SALT LAKE CITY          UT    84109    PUD       8.000     7.734     $2,641.56    360       1-Feb-27           $359,758.44
4569144  SAN JOSE                CA    95120    SFD       7.750     7.484     $2,435.81    360       1-Jan-27           $339,518.50
4569150  LUTZ                    FL    33549    SFD       7.750     7.484     $2,041.42    360       1-Jan-27           $284,546.47
4569155  VALENCIA                CA    91354    PUD       7.250     6.984     $1,657.01    360       1-Dec-26           $242,054.09
4569164  CARSON                  CA    90745    SFD       8.125     7.859     $1,697.35    360       1-Jan-27           $228,299.92
4569165  IRVINE                  CA    92620    PUD       7.750     7.484     $2,122.73    360       1-Jan-27           $295,880.40
4569173  COLORADO SPRINGS        CO    80919    PUD       7.750     7.484     $2,195.09    360       1-Jan-27           $305,966.10
4569182  MILPITAS                CA    95035    SFD       7.875     7.609     $2,913.33    360       1-Jan-27           $401,245.16
4569183  VALENCIA                CA    91354    PUD       7.625     7.359     $1,722.42    360       1-Jan-27           $242,996.62
4569196  SIMI VALLEY             CA    93065    SFD       7.750     7.484     $2,378.49    360       1-Jan-27           $331,529.84
4569199  SANTA BARBARA           CA    93103    SFD       7.875     7.609     $1,631.41    360       1-Dec-26           $224,532.40
4569202  SAN JOSE                CA    95135    SFD       7.625     7.359     $2,010.14    360       1-Jan-27           $283,587.59
4569451  PALOS VERDES            CA    90274    SFD       8.000     7.734     $2,905.71    360       1-Feb-27           $395,734.29
4569457  NEWPORT COAST AREA      CA    92657    SFD       7.875     7.609     $2,537.74    360       1-Jan-27           $349,516.69
4569495  WOODBURY                NY    11797    SFD       8.000     7.734     $2,311.36    360       1-Feb-27           $314,788.64
4569498  SAN FRANCISCO           CA    94127    SFD       8.375     8.109     $2,515.84    360       1-Feb-27           $330,794.26
4569506  CAMARILLO               CA    93012    SFD       8.375     8.109     $2,097.80    360       1-Jan-27           $275,655.70
4569512  SAN CLEMENTE            CA    92672    SFD       8.250     7.984     $2,569.34    360       1-Feb-27           $341,781.91
4569711  LONGVIEW                WA    98632    SFD       8.375     8.109     $1,748.17    360       1-Oct-26           $229,275.14
4570396  SAN JOSE                CA    95132    SFD       8.125     7.859     $1,987.67    360       1-Feb-27           $267,524.88

                                                                                                                    $112,943,574.71
COUNT:                   357
WAC:             8.020450428
WAM:             357.6427845
WALTV:           75.72324711


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
75.00                                      0.250                            0.016
53.92                                      0.250                            0.016
80.00                                      0.250                            0.016
90.00                    12                0.250                            0.016
80.00                                      0.250                            0.016
89.99                    06                0.250                            0.016
85.00                    01                0.250                            0.016
90.00                    12                0.250                            0.016
69.99                                      0.250                            0.016
85.00                    01                0.250                            0.016
80.00                                      0.250                            0.016
74.93                                      0.250                            0.016
90.00                    06                0.250                            0.016
75.45                                      0.250                            0.016
78.87                                      0.250                            0.016
74.84                                      0.250                            0.016
80.00                                      0.250                            0.016
94.98                    11                0.250                            0.016
90.00                    01                0.250                            0.016
90.00                    06                0.250                            0.016
89.95                    12                0.250                            0.016
80.00                                      0.250                            0.016
79.98                                      0.250                            0.016
79.99                                      0.250                            0.016
80.00                                      0.250                            0.016
78.95                                      0.250                            0.016
89.67                    01                0.250                            0.016
80.00                                      0.250                            0.016
79.01                                      0.250                            0.016
90.00                    01                0.250                            0.016
73.56                                      0.250                            0.016
54.44                                      0.250                            0.016
90.00                    33                0.250                            0.016
85.19                    17                0.250                            0.016
80.00                                      0.250                            0.016

                                   EXHIBIT F-3


            [Schedule of Mortgage Loans Serviced by Other Servicers]

NASCOR
NMI / 1997-4  Exhibit F-3 (Part A)
30 YEAR FIXED RATE NON-RELOCATION LOANS


(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     ------------------    -----   -----   --------  --------  --------  ----------   --------  ----------         ------------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  ------------------    -----   -----   --------  --------  --------  ----------   --------  -----------        ------------
4546790   NORTH CALDWELL        NJ      07006   SFD       8.500     8.234     $2,032.24    360       1-Oct-26           $263,488.01
4544389   UPLAND                CA      91784   SFD       9.000     8.734     $1,801.95    360       1-Aug-26           $223,074.22
4554395   LEMONT                IL      60439   SFD       8.375     8.109     $1,618.95    360       1-Nov-26           $212,464.88
4557233   VENTURA               CA      93001   SFD       8.250     7.984     $2,428.39    240       1-Nov-16           $283,104.50
4557926   SANTA BARBARA         CA      93105   SFD       8.250     7.984     $2,247.79    360       1-Nov-26           $298,428.94
4546307   CONIFER               CO      80433   SFD       7.875     7.609     $2,037.45    360       1-Jan-27           $280,611.95
4553752   OMAHA                 NE      68130   SFD       7.750     7.484     $2,430.79    360       1-Dec-26           $338,576.92
4546603   SAN JOSE              CA      95148   SFD       8.375     8.109     $1,672.16    360       1-Sep-26           $219,165.09
4568648   VIRGINIA BEACH        VA      23455   SFD       7.750     7.484     $1,918.56    360       1-Jan-27           $267,420.74
4568662   OWENSBORO             KY      42303   SFD       8.000     7.734     $2,004.28    360       1-Jan-27           $272,782.22
4568689   AKRON                 OH      44333   SFD       8.000     7.734     $2,494.80    360       1-Jan-27           $339,542.22
4568696   CINCINNATI            OH      45233   SFD       7.875     7.609     $1,595.16    360       1-Jan-27           $219,595.53
4568703   GERMANTOWN            MD      20876   SFD       7.375     7.109     $1,519.49    360       1-Jan-27           $219,664.15
4568714   OAKTON                VA      22124   SFD       8.250     7.984     $2,466.79    360       1-Jan-27           $327,929.80
4568794   EVANSTON              IL      60201   SFD       7.875     7.609     $2,537.75    360       1-Jan-27           $349,516.67
4569666   VALRICO               FL      33594   SFD       8.000     7.734     $1,937.14    360       1-Jan-27           $263,644.54
4569674   TAMPA                 FL      33626   SFD       8.250     7.984     $2,270.76    240       1-Jan-17           $265,619.84
4551784   RICHARDSON            TX      75081   SFD       8.750     8.484     $2,058.80    360       1-Nov-26           $261,091.10
4569558   CINCINNATI            OH      45248   SFD       7.750     7.484     $1,576.11    360       1-Jan-27           $219,688.44
4569569   CINCINNATI            OH      45241   SFD       7.750     7.484     $1,576.12    360       1-Jan-27           $219,688.43
4569574   SPRINGBORO            OH      45066   SFD       8.125     7.859     $1,633.50    360       1-Jan-27           $219,711.19
4569581   ALPHARETTA            GA      30202   SFD       7.625     7.359     $1,584.76    360       1-Jan-27           $223,574.85
4569587   ROANOKE               VA      24014   SFD       7.875     7.609     $3,248.32    360       1-Feb-27           $447,691.68
4569618   POTOMAC               MD      20854   SFD       7.750     7.484     $2,206.55    360       1-Jan-27           $307,343.63
4569629   RICHMOND              VA      23221   SFD       7.625     7.359     $1,741.18    360       1-Jan-27           $245,642.76
4569655   COLONIAL HEIGHTS      VA      23834   SFD       7.750     7.484     $1,558.20    360       1-Jan-27           $217,191.99
4569677   INDIANAPOLIS          IN      46236   SFD       7.750     7.484     $2,686.55    360       1-Jan-27           $374,468.94
4569696   WORTHINGTON           OH      43085   SFD       7.625     7.359     $1,557.15    360       1-Jan-27           $219,680.52
4569702   INVERNESS             IL      60010   SFD       8.000     7.734     $1,937.14    360       1-Jan-27           $263,644.54
4569713   CINCINNATI            OH      45242   SFD       7.875     7.609     $2,562.40    360       1-Feb-27           $353,156.79
4567466   CHARLOTTE             NC      28226   SFD       7.875     7.609     $2,201.68    360       1-Jan-27           $303,230.67
4567605   FRANKLIN              TN      37067   SFD       7.625     7.359     $1,731.27    360       1-Dec-26           $244,065.49
4567623   LEXINGTON             SC      29072   SFD       8.500     8.234     $2,652.76    360       1-Dec-26           $344,368.52
4567836   ST GEORGE ISLAND      FL      32328   SFD       8.000     7.734     $1,971.63    360       1-Jan-27           $268,338.20
4568115   LEESBURG              VA      22075   SFD       8.375     8.109     $2,280.22    360       1-Dec-26           $299,436.68
4568789   MARIETTA              GA      30067   SFD       7.750     7.484     $1,898.49    360       1-Dec-26           $264,435.27
4568796   CINCINNATI            OH      45246   SFD       8.250     7.984     $1,749.70    360       1-Jan-27           $232,601.96
4568961   ATLANTA               GA      30327   SFD       7.750     7.484     $2,057.54    360       1-Jan-27           $286,793.27
4569235   TAMPA                 FL      33626   SFD       8.250     7.984     $2,052.04    353       1-Jun-26           $271,533.29
4569321   BETHANY BEACH         DE      19930   SFD       7.750     7.484     $3,582.07    360       1-Jan-27           $499,291.92
4569720   CHAPEL HILL           NC      27514   SFD       8.000     7.734     $2,898.37    360       1-Jan-27           $394,468.16
4570065   ATLANTA               GA      30328   SFD       8.375     8.109     $1,824.17    360       1-Jan-27           $239,398.53


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
79.99                                      0.250                            0.0160
79.98                                      0.250                            0.0160
89.87                    12                0.250                            0.0160
65.52                                      0.250                            0.0160
74.99                                      0.250                            0.0160
72.05                                      0.250                            0.0160
89.31                    06                0.250                            0.0160
79.14                                      0.250                            0.0160
79.94                                      0.250                            0.0160
90.00                    06                0.250                            0.0160
80.00                                      0.250                            0.0160
67.69                                      0.250                            0.0160
88.00                    06                0.250                            0.0160
78.18                                      0.250                            0.0160
50.00                                      0.250                            0.0160
94.98                    06                0.250                            0.0160
71.83                                      0.250                            0.0160
94.99                    33                0.250                            0.0160
74.58                                      0.250                            0.0160
80.00                                      0.250                            0.0160
88.00                    33                0.250                            0.0160
79.99                                      0.250                            0.0160
80.00                                      0.250                            0.0160
68.44                                      0.250                            0.0160
80.00                                      0.250                            0.0160
75.00                                      0.250                            0.0160
73.89                                      0.250                            0.0160
59.46                                      0.250                            0.0160
58.02                                      0.250                            0.0160
66.68                                      0.250                            0.0160
80.00                                      0.250                            0.0160
94.99                    13                0.250                            0.0160
75.00                                      0.250                            0.0160
79.99                                      0.250                            0.0160
94.30                    12                0.250                            0.0160
72.21                                      0.250                            0.0160
76.13                                      0.250                            0.0160
80.00                                      0.250                            0.0160
87.71                    11                0.250                            0.0160
79.37                                      0.250                            0.0160
68.10                                      0.250                            0.0160
80.00                                      0.250                            0.0160

(i)       (ii)                                  (iii)     (iv)      (v)       (vi)         (vii)     (viii)             (ix)
-----     ------------------    -----   -----   --------  --------  --------  ----------   --------  ----------         ------------
                                                                    NET                                                 CUT-OFF
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT      ORIGINAL  SCHEDULED          DATE
LOAN                                    ZIP     PROPERTY  INTEREST  INTEREST  MONTHLY      TERM TO   MATURITY           PRINCIPAL
NUMBER    CITY                  STATE   CODE    TYPE      RATE      RATE      PAYMENT      MATURITY  DATE               BALANCE
--------  ------------------    -----   -----   --------  --------  --------  ----------   --------  -----------        ------------
4570073   TALLAHASSEE           FL      32303   PUD       8.625     8.359     $1,764.80    360       1-Dec-26           $226,495.23

                                                                                                                     $12,091,662.27


(x)       (xi)           (xii)             (xiii)         (xiv)             (xv)
------    ---------      ----------        --------       -----------       -----------

                         MORTGAGE                         T.O.P.            MASTER
                         INSURANCE         SERVICE        MORTGAGE          SERVICE
LTV       SUBSIDY        CODE              FEE            LOAN              FEE
------    ---------      ----------        --------       -----------       -----------
84.98                    06                0.250                            0.0160


COUNT:                    43
WAC:             8.016165809
WAM:             351.9167291
WALTV:           77.82495595

                                    EXHIBIT G


                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)


Loan Information
----------------

         Name of Mortgagor:               -----------------------------

         Servicer
         Loan No.:                        -----------------------------

Custodian/Trustee
-----------------

         Name:                             -----------------------------

         Address:                          -----------------------------

                                           -----------------------------
         Custodian/Trustee
         Mortgage File No.:                -----------------------------

Seller
------

         Name:                             -----------------------------

         Address:                          -----------------------------

                                           -----------------------------

         Certificates:                     Mortgage Pass-Through Certificates,
                                           Series 1997-4


          The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank of North Carolina, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 1997-4, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

( ) Promissory Note dated --------, 199--, in the original principal sum of $-------, made by ------, payable to, or endorsed to the order of, the Trustee.

( ) Mortgage recorded on ------ as instrument no. --------- in the County Recorder's Office of the County of -----------, State of ------ in
     book/reel/docket  --------------------  of official  records at  page/image
     ------------.

(    )  Deed  of  Trust  recorded  on  --------------------  as  instrument  no.
     ----------------- in the County Recorder's Office of the County of -------------------, State of ----------------- in book/reel/docket
     -------------------- of official records at page/image ------------.

( ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on ------------------------------ as instrument no. -------------- in the
     County Recorder's Office of the County of ----------------------, State of --------------------- in book/reel/docket -------------------- of official records at page/image ------------.

(    )  Other  documents,   including  any  amendments,   assignments  or  other
     assumptions of the Mortgage Note or Mortgage.

     (    ) ---------------------------------------------

     (    ) ---------------------------------------------

     (    ) ---------------------------------------------

     (    ) ---------------------------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

NORWEST  BANK  MINNESOTA,  NATIONAL  ASSOCIATION


By:---------------------------
Title:------------------------
Date:----------------, 19--

                                    EXHIBIT H

                                        AFFIDAVIT PURSUANT TO SECTION 860E(e)(4)
                                        OF THE INTERNAL REVENUE CODE OF 1986, AS
                                        AMENDED, AND FOR NON-ERISA INVESTORS

STATE OF       )
               ) ss:
COUNTY OF      )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ---------] [United States], on behalf of which he makes this affidavit.

          2. That the Purchaser's Taxpayer Identification Number is [ ].

          3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-4, Class [A-R] [A-LR] Certificate (the "Class [A-R] [A-LR] Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section
521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

          4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [A-R] [A-LR] Certificate as they become due.

          5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [A-R] [A-LR] Certificate in excess of cash flows generated by the Class [A-R] [A-LR] Certificate.

          6. That the Purchaser will not transfer the Class [A-R] [A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

          7. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class [A-R] [A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or
(iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [A-R] [A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [A-R] [A-LR] Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to U.S. federal income tax regardless of the source of its income.

          8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [A-R] [A-LR] Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

          9.  That the  Purchaser  consents  to the  designation  of the  Master
Servicer as its agent to act as "tax matters person" of the [Upper-Tier][Lower-Tier] REMIC pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this --- day of ---------, 19 --.

                               [NAME OF PURCHASER]


                                By:--------------------------
                                   [Name of Officer]
                                   [Title of Officer]


          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


          Subscribed and sworn before me this -- day of --------- , 19--.

-----------------------------
NOTARY PUBLIC

COUNTY OF--------------------

STATE OF---------------------

My commission expires the -- day of ----------, 19--.

                                    EXHIBIT I




           [Letter from Transferor of Class [A-R] [A-LR] Certificate]





                                     [Date]




First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina 28288

          Re:  Norwest Asset Securities Corporation,
               Series 1997-4, Class [A-R][A-LR]
               -------------------------------------

Ladies and Gentlemen:

          [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                              Very truly yours,
                                              [Transferor]


                                              ----------------------

                                    EXHIBIT J




                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-4
          CLASS [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] CERTIFICATES


                               TRANSFEREE'S LETTER
                               -------------------



                                                     ----------------- --, ----

First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina 28288


Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

          The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-4, Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] (the "Class [A-WIO] [M] [B-1] [B-2]
[B-3] [B-4] [B-5] Certificates") in the principal amount of $-----------. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-4.

          Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

          (b) The Purchaser is acquiring the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

          [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates and can afford a complete loss of such investment.]

          [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

          (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum relating to the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NASCOR concerning the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates that NASCOR possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates other than in connection with a subsequent sale of Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates.

          (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) [for Class [B-3] [B-4] [B-5] Certificates only] if the Purchaser is an insurance company, the source of funds used to purchase the Class [B-3] [B-4] [B-5] Certificates is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law, and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

          (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates is in compliance therewith.

          Section 3. Transfer of Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5]
                     -----------------------------------------------------------
Certificates.
-------------

          (a) The Purchaser understands that the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither NASCOR, the Master Servicer nor the Trustee is under any obligation to register the Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to NASCOR and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or NASCOR may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which NASCOR or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or NASCOR. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and NASCOR against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificate shall be made unless the transferee provides NASCOR and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

          (c) The Purchaser acknowledges that its Class [A-WIO] [M] [B-1] [B-2] [B-3] [B-4] [B-5] Certificates bear a legend setting forth the applicable restrictions on transfer.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                   [PURCHASER]


By:  ------------------------------
Its: ------------------------------

                                    EXHIBIT K





                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1997-4
                            CLASS [A-12] CERTIFICATES


                               TRANSFEREE'S LETTER
                               -------------------



                                                    ----------------- --, ----


First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina 28288

Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

          The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-4, Class [A-12] (the "Class [A-12] Certificates") in the principal amount of $-----------. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-4.

          Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trustee that:

          Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class [A-12] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or
(iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law, and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar
Law).

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                   [PURCHASER]


By:  -------------------------------
Its:  ------------------------------

                                    EXHIBIT L

                   Norwest Mortgage, Inc. Servicing Agreement

                Countrywide Home Loans, Inc. Servicing Agreement

               First Bank National Association Servicing Agreement

                      HomeSide Lending Servicing Agreement

               National City Mortgage Company Servicing Agreement

                   Suntrust Mortgage Inc. Servicing Agreement

                                    EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
                 -----------------------------------------------

          This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of ----------------, between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and ----------- (the "Purchaser").

                              PRELIMINARY STATEMENT

          --------------- is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-4, Class ---- (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 among Norwest Asset Securities Corporation, as Seller ("NASCOR"), Norwest Bank Minnesota, National Association, as Master Servicer, and First Union National Bank of North Carolina, as Trustee.

          --------------- intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

          In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

          In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:



                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01 Defined Terms

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

          Collateral  Fund:  The fund  established  and  maintained  pursuant to
Section 3.01 hereof.

          Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

          Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

          Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

          Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

          Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

          Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

          Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

         Section 1.02 Definitions Incorporated by Reference

          All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.



                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

         Section 2.01 Reports and Notices
                      -------------------

          (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

          (b) If requested by the Purchaser, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i)
(D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

          (c) In addition to the foregoing, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

          Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings
                       -----------------------------------------------------

          (a) The Purchaser shall be deemed to direct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In such latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

          (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

          (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

          (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

          (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited therein and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

          (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (I) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer if immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account or Lower-Tier Certificate Account as applicable; or (ii) the related Servicer may proceed with the Commencement of Foreclosure.

          (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection
(c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

         Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings
                      --------------------------------------------------------

          (a) In connection  with any Mortgage Loan identified in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

          (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

          (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

          (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of
liquidation  (plus  all  unreimbursed   interest  and  servicing   advances  and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

         Section 2.04 Termination
                      -----------

          (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) any breach of the terms of this Agreement by the Purchaser.

          (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.



                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

          Section 3.01. Collateral Fund
                        ---------------

          Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-4. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

          Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

          Section 3.02. Collateral Fund Permitted Investments.
                        --------------------------------------

          The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

          All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

          Section 3.03. Grant of Security Interest
                        --------------------------

          The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

          The Purchaser acknowledges the lien on the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

          Section 3.04. Collateral Shortfalls.
                        ----------------------

          In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.



                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

          Section 4.01. Amendment.
                        ----------

          This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

          Section 4.02. Counterparts.
                        -------------

          This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.03. Governing Law.
                        --------------

          This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 4.04. Notices.
                        --------

          All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

          (a) in the case of the Company,

              Norwest Bank Minnesota, National Association
              7485 New Horizon Way
              Frederick, MD  21703

              Attention:  Vice President, Master Servicing
              Phone:      301-696-7800
              Fax:        301-815-6365

          (b) in the case of the Purchaser,

              Attention:
                         --------------

          Section 4.05. Severability of Provisions.
                        ---------------------------

          If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 4.06. Successors and Assigns.
                        -----------------------

          The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

          Section 4.07. Article and Section Headings.
                        -----------------------------

          The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 4.08. Confidentiality.
                        ----------------

          The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

          Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

          Section 4.09. Indemnification.
                        ----------------

          The Purchaser agrees to indemnify and hold harmless the Company, NASCOR, and each Servicer and each person who controls the Company, NASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, NASCOR's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, NASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, NASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

          IN WITNESS  WHEREOF,  the Company and the Purchaser  have caused their
names  to  be  signed  hereto  by  their  respective   officers  thereunto  duly
authorized, all as of the day and year first above written.


                                        Norwest Bank Minnesota, National
                                        Association


                                        By:-----------------------------
                                        Name:---------------------------
                                        Title:--------------------------


                                        --------------------------------


                                        By:-----------------------------
                                        Name:---------------------------
                                        Title:--------------------------


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                                    EXHIBIT N

                           [FORM OF CLASS A-8 POLICY]